UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22733

John Hancock Exchange-Traded Fund Trust (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	April 30
Date of reporting period:	April 30, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended April 30, 2023:

John Hancock ETF- Multifactor

•Multifactor Developed International ETF

•Multifactor Emerging Markets ETF

•Multifactor Large Cap ETF

•Multifactor Mid Cap ETF

•Multifactor Small Cap ETF

John Hancock ETF

•Corporate Bond ETF

•International High Dividend ETF

•Mortgage-Backed Securities ETF

•Preferred Income ETF

•U.S. High Dividend ETF

Annual report
John Hancock
ETFs
Multifactor
April 30, 2023

A message to shareholders
Dear shareholder,
Global equities produced strong total returns during the 12 months ended April 30, 2023, but the positive final result belies the fact that the backdrop was quite unfavorable until mid-October. During this time, stocks declined steadily due to the open-ended nature of the interest-rate increases being enacted by the U.S. Federal Reserve and other global central banks. In addition to making bonds a more attractive option, higher rates weighed on the outlook for economic growth and corporate earnings.
The backdrop changed for the better in the latter half of the period amid mounting investor optimism regarding the interest rate outlook and the prospect of a soft landing for the world economy. In addition, corporate profits consistently came in ahead of expectations. These factors helped stocks rally back into positive territory despite headlines regarding a string of high-profile bank failures. The European markets led the way higher over the full year, while Canada, the United States, and the emerging markets were notable laggards.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multifactor ETFs

2	Multifactor exchange-traded funds (ETFs) at a glance
3	Management’s discussion of fund performance
6	Multifactor Developed International ETF
7	Multifactor Emerging Markets ETF
8	Multifactor Large Cap ETF
9	Multifactor Mid Cap ETF
10	Multifactor Small Cap ETF
11	Your expenses
13	Funds’ investments
54	Financial statements
60	Financial highlights
63	Notes to financial statements
73	Report of independent registered public accounting firm
74	Tax information
75	Statement regarding liquidity risk management
76	Trustees and Officers
79	More information
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	1

Multifactor exchange-traded funds (ETFs) at a glance
Many traditional indexes and index funds are weighted by market capitalization, a bias that can expose investors to certain risks and potentially reduce returns. Strategic beta strategies such as John Hancock Multifactor ETFs offer a different approach. Each ETF seeks to improve on cap-weighted strategies by tracking an index that combines active management insight with the discipline of a rules based approach.
STRATEGIC BETA1: STRIKING A BALANCE BETWEEN ACTIVE AND PASSIVE INVESTING

PHILOSOPHY BACKING INDEX DESIGN

According to Dimensional Fund Advisors, subadvisor for all John Hancock Multifactor ETFs, there are four key factors that drive higher expected returns, and these factors guide Dimensional’s index construction and semiannual reconstitution.
Market
Equity premium—stocks over bonds
Company size
Small-cap premium—small company stocks over large company stocks
Relative price2
Value premium—value stocks over growth stocks
Profitability3
Profitability premium—stocks of highly profitable companies over stocks of less profitable companies
To be considered a true factor, a premium must be sensible, persistent across time periods, pervasive across markets, robust in data, and cost effective.
WHY MULTIFACTOR?

Individual factors can be volatile: there’s no telling which will be the best performing from year to year. Adopting a multifactor approach is one way investors can pursue more consistent—and more attractive—risk-adjusted returns.
1 Strategic beta (also known as smart beta) defines a set of investment strategies that seek to improve on traditional market-capitalization weighted indexes in order to lower risk and achieve better diversification.
2 Relative price as measured by the price-to-book ratio; value stocks are those with lower price-to-book ratios.
3 Profitability is a measure of current profitability, based on information from individual companies’ income statements.
2	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Management’s discussion of fund performance
Could you tell us about your investment philosophy and how it drives the composition of the ETFs you manage?
We’ve identified four characteristics, or dimensions, of expected returns that academic research has shown to account for most of the variation in historical asset returns and that we believe will account for most of the variation in future returns. These dimensions are the overall market, company size, relative price, and profitability.
The overall market dimension reflects the excess return over the risk-free rate, which is typically measured by short-term U.S. Treasury bills, that market participants demand for investing in a broadly diversified portfolio of equity securities without any style or market capitalization bias. That premium is called the equity premium.
The company size dimension reflects the excess return that investors demand for investing in small-capitalization stocks relative to large-capitalization stocks. The premium associated with this dimension is the small-cap, or size, premium.
The relative price dimension reflects the excess return that investors expect from investing in low relative price, or value, stocks—as measured, for instance, by their price-to-book ratios—in comparison with high relative price, or growth, stocks. The premium associated with this dimension is the value premium.
Finally, the profitability dimension provides a way to discern differences in expected returns of companies with similar price-driven characteristics. Our research shows that if two companies trade at the same relative price, the one with higher profitability should have a higher expected return over time. The premium associated with this dimension is called the profitability premium.
Relative to a cap-weighted measure of the market, we believe that incorporating the four dimensions of expected returns—market, company size, relative price, and profitability—into a single investment strategy offers the potential for outperformance over time, and an ETF is a vehicle well suited to our systematic and transparent investment approach. The indexes developed for John Hancock Multifactor ETFs are designed to capture these dimensions over time, and the funds are, in turn, designed to track their respective indexes.
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. We integrate these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.
What drives changes to the composition of the funds?
Changes are made to the funds as a result of regularly scheduled reconstitutions, a semiannual process by which the list of stocks and their weights in each index are updated, as well as any unscheduled changes to the index driven by company events. Reconstitution ensures that the indexes that the funds track maintain their intended exposure to the dimensions of expected returns. In addition, we impose a maximum issuer cap in each index at the time of reconstitution to control stock-specific risk.
How did the broad equity market perform during the 12 months ended April 30, 2023?
The U.S. market had positive returns for the period, outperforming emerging markets but underperforming developed markets. Along the market capitalization dimension, U.S. small caps underperformed large caps, while mid caps outperformed small caps and underperformed large caps. Along the relative price dimension, U.S. large-cap value stocks underperformed large-cap growth stocks and U.S. small-cap value underperformed small-cap growth.
Following a historic 2022 rally where the U.S. dollar appreciated against nearly every other major currency, 2023 has seen developed and emerging-market currencies rebound strongly. Those currency movements, ultimately resulting in the dollar weakening year-to-date, have had a positive impact on the U.S. dollar-denominated returns of international markets.
JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF (JHMD)
On a NAV basis, the fund underperformed the MSCI EAFE Index, a cap-weighted benchmark used as a proxy for developed ex-U.S. stock markets. The fund’s emphasis on stocks with smaller market capitalizations detracted from relative performance, as these stocks underperformed. Conversely, with low relative price (value) stocks outperforming high relative price (growth) stocks, the fund’s emphasis on value stocks contributed positively to relative performance. Additionally, on a country basis, the fund’s exposure to France detracted from relative performance while exposure to Switzerland contributed.
Compared with the MSCI EAFE Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to industrials, ﬁnancials, and consumer discretionary. The largest country exposures were to Japan and the United Kingdom. Changes were made to the fund as a result of regularly scheduled
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	3

reconstitutions during the period. Notable changes in composition included increased weights in Shell PLC and BP PLC and decreased weights in Iberdrola SA and Veolia Environnement SA. We sold the fund’s holdings in Veolia Environment prior to period end.
JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF (JHEM)
On a NAV basis, the fund outperformed the MSCI Emerging Markets Index, a cap-weighted benchmark used as a proxy for emerging markets. With low relative price (value) stocks outperforming high relative price (growth) stocks, the fund’s emphasis on value stocks contributed positively to relative performance. The fund’s emphasis on stocks with higher profitability also contributed positively to relative performance, as these stocks outperformed for the period. Additionally, on a country basis, the fund’s underweight to Saudi Arabia contributed to relative performance, as the country underperformed over the period.
Compared with the MSCI Emerging Markets Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to ﬁnancials, information technology, and consumer discretionary. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Samsung Electronics Company, Ltd. and Taiwan Semiconductor Manufacturing Company, Ltd. and decreased weights in JD.com, Inc. and Petroleo Brasileiro SA.
JOHN HANCOCK MULTIFACTOR LARGE CAP ETF (JHML)
On a NAV basis, the fund underperformed the Russell 1000 Index, a cap-weighted benchmark used as a proxy for the broad large-cap U.S. stock market. The fund’s greater emphasis on stocks with smaller market capitalizations detracted from relative performance, as mid caps underperformed large caps. Additionally, the fund’s emphasis on low relative price (value) stocks detracted from relative performance. Exposure to the consumer discretionary sector contributed to relative performance, which was partially offset by exposure to the information technology sector.
Compared with the Russell 1000 Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to information technology, financials, and healthcare. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Microsoft Corp. and NVIDIA Corp. and decreased weights in Tesla, Inc. and Amazon.com, Inc.
JOHN HANCOCK MULTIFACTOR MID CAP ETF (JHMM)
On a NAV basis, the fund outperformed the Russell Midcap Index, a cap-weighted benchmark used as a proxy for the broad mid-cap U.S. stock market. The fund’s emphasis on stocks with higher profitability and smaller market capitalizations contributed positively to relative performance, as these stocks outperformed. Exposure to the information technology sector contributed to relative performance while exposure to the financials sector detracted.
Compared with the Russell Midcap Index, the fund emphasizes stocks with lower relative prices, smaller market capitalizations, and higher proﬁtability. In absolute terms, the fund’s largest sector exposures were to industrials, information technology, and financials. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in eBay, Inc. and D.R. Horton, Inc. and decreased weights in Republic Services, Inc. and Occidental Petroleum Corp. We sold the fund’s holdings in Republic Services and Occidental Petroleum prior to period end.
JOHN HANCOCK MULTIFACTOR SMALL CAP ETF (JHSC)
On a NAV basis, the fund outperformed the Russell 2000 Index, a cap-weighted benchmark used as a proxy for the broad small-cap U.S. stock market. The fund’s lesser exposure to micro caps (typically companies with under $250 million in assets under management) contributed positively to relative performance, as micro caps underperformed small caps for the period. The fund’s lesser exposure to stocks with the lowest profitability and highest relative prices also contributed positively to relative performance, as those stocks underperformed. Additionally, the fund’s overweight and exposure to the industrials sector contributed to relative performance.
Compared with the Russell 2000 Index, the fund emphasizes stocks with higher profitability. In absolute terms, the fund’s largest sector exposures were to industrials, financials, and information technology. Changes were made to the fund as a result of regularly scheduled reconstitutions during the period. Notable changes in composition included increased weights in Tenet Healthcare Corp. and Prometheus Biosciences, Inc. and decreased weights in American Campus Communities, Inc. and Brixmor Property Group, Inc. We sold the fund’s holdings in American Campus Communities and Brixmor Property Group prior to period end.
4	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Can you tell us about portfolio manager changes?
Effective September 1, 2022, Joel P. Schneider left the portfolio management team. Effective September 1, 2022, Casey Baum and Rita Chen were added to the portfolio management team.
Notes about risk
Each fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risk” section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. There is no guarantee that a fund’s investment strategy will be successful and there can be no assurance that active trading markets for shares will develop or be maintained by market makers or authorized  participants.
A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to ﬁnancial statements). Market price is calculated as follows: (i) for the time periods starting October 3, 2022, the NYSE Arca’s Official Closing Price or, if it more accurately reflects market price at the time as of which NAV is calculated, the bid/ask midpoint as of that time and (ii) for time periods preceding October 3, 2022, the bid/ask midpoint at 4 P.M., Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.
MANAGED BY

Casey Baum
Rita Chen
Joseph F. Hohn
Andres Torres
The views expressed in this report are exclusively those of the portfolio management team at Dimensional Fund Advisors and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. A price-to-book ratio is calculated by dividing the market price of a stock by its book value per share. A price-to-earnings ratio is calculated by dividing the market price of a stock by its earnings per share. Actual performance data provided for any MSCI IMI indexes in the market performance commentary are net dividends.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	5

Multifactor Developed International ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	7.79	3.15	6.21	16.79	46.80
Market price	9.52	3.25	6.29	17.33	47.51
John Hancock Dimensional Developed International Index[2]	8.63	3.86	6.97	20.84	53.63
MSCI EAFE Index[3]	8.42	3.63	6.52	19.53	49.57

[1]	From 12-15-16.
[2]	The John Hancock Dimensional Developed International Index is a rules-based index of large-cap stocks in developed markets outside of North America that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The MSCI Europe, Australasia, and Far East (EAFE) Index tracks the performance of publicly traded large- and mid-cap stocks of companies in those regions.
SECTOR COMPOSITION (% of net assets)
Industrials	17.6
Financials	16.8
Consumer discretionary	11.1
Consumer staples	9.9
Health care	9.8
Materials	9.1
Energy	6.6
Information technology	6.0
Communication services	5.4
Utilities	4.6
Real estate	1.9
Short-term investments and other	1.2
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Developed International ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Shell PLC	1.9
TotalEnergies SE	1.4
Nestle SA	1.3
Novo Nordisk A/S, B Shares	1.2
ASML Holding NV	1.1
LVMH Moet Hennessy Louis Vuitton SE	1.1
BP PLC	1.0
Novartis AG	1.0
Wolters Kluwer NV	1.0
Roche Holding AG	0.8
TOTAL	11.8
The value of a $10,000 investment calculated at market value from inception through period end would be $14,751.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.42
Net (%)	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
6	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Emerging Markets ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
Net asset value	-5.32	1.49	7.03
Market price	-4.76	1.48	6.97
John Hancock Dimensional Emerging Markets Index[2]	-4.13	2.41	11.54
MSCI Emerging Markets Index[3]	-6.51	0.86	4.01

[1]	From 9-27-18.
[2]	The John Hancock Dimensional Emerging Markets Index is a rules-based index of large-cap stocks in emerging markets, which may include frontier markets (emerging markets in an earlier stage of development) that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
SECTOR COMPOSITION (% of net assets)
Financials	23.9
Information technology	18.1
Consumer discretionary	11.5
Materials	11.1
Communication services	8.3
Consumer staples	7.2
Industrials	6.0
Energy	6.0
Health care	3.3
Utilities	3.2
Real estate	1.3
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Emerging Markets ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Samsung Electronics Company, Ltd.	4.0
Taiwan Semiconductor Manufacturing Company, Ltd.	3.9
Tencent Holdings, Ltd.	3.1
Alibaba Group Holding, Ltd., ADR	1.6
Reliance Industries, Ltd.	1.4
HDFC Bank, Ltd.	1.2
China Construction Bank Corp., H Shares	1.0
Housing Development Finance Corp., Ltd.	0.9
ICICI Bank, Ltd.	0.9
Vale SA	0.9
TOTAL	18.9
The value of a $10,000 investment calculated at market value from inception through period end would be $10,697.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.56
Net (%)	0.49
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	7

Multifactor Large Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	1.57	10.34	11.81	63.54	133.32
Market price	1.49	10.33	11.80	63.46	133.22
John Hancock Dimensional Large Cap Index[2]	1.83	10.66	12.15	65.96	138.79
Russell 1000 Index[3]	1.82	11.07	12.40	69.01	142.82

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Large Cap Index is a rules-based index of large-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 1000 Index tracks the performance of 1,000 publicly traded large-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Information technology	21.1
Financials	13.9
Health care	13.5
Industrials	11.7
Consumer discretionary	9.8
Consumer staples	7.2
Communication services	6.3
Energy	4.9
Utilities	4.3
Materials	4.2
Real estate	3.0
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Large Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
Microsoft Corp.	4.4
Apple, Inc.	4.2
Amazon.com, Inc.	1.7
Alphabet, Inc., Class A	1.6
Meta Platforms, Inc., Class A	1.1
Berkshire Hathaway, Inc., Class B	1.0
NVIDIA Corp.	1.0
Exxon Mobil Corp.	1.0
Johnson & Johnson	0.9
JPMorgan Chase & Co.	0.9
TOTAL	17.8
The value of a $10,000 investment calculated at market value from inception through period end would be $23,322.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.32
Net (%)	0.29
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
8	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Multifactor Mid Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-1.37	8.09	9.98	47.51	105.84
Market price	-1.36	8.08	9.99	47.50	105.94
John Hancock Dimensional Mid Cap Index[2]	-0.99	8.51	10.43	50.41	112.35
Russell Midcap Index[3]	-1.69	7.97	9.66	46.75	101.36

[1]	From 9-28-15.
[2]	The John Hancock Dimensional Mid Cap Index is a rules-based index of mid-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell Midcap Index tracks the performance of approximately 800 publicly traded mid-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Industrials	18.3
Financials	13.7
Information technology	13.0
Consumer discretionary	12.6
Health care	11.8
Materials	6.6
Utilities	5.9
Real estate	5.2
Energy	4.8
Consumer staples	4.7
Communication services	3.2
Short-term investments and other	0.2
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Mid Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
ON Semiconductor Corp.	0.6
D.R. Horton, Inc.	0.6
Dollar Tree, Inc.	0.5
Arthur J. Gallagher & Company	0.5
Mettler-Toledo International, Inc.	0.5
United Rentals, Inc.	0.5
W.W. Grainger, Inc.	0.4
Ameriprise Financial, Inc.	0.4
ResMed, Inc.	0.4
Builders FirstSource, Inc.	0.4
TOTAL	4.8
The value of a $10,000 investment calculated at market value from inception through period end would be $20,594.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.42
Net (%)	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	9

Multifactor Small Cap ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	Since fund inception[1]	5-year	Since fund inception[1]
Net asset value	-0.06	5.42	5.46	30.19	33.79
Market price	-0.03	5.41	5.46	30.12	33.82
John Hancock Dimensional Small Cap Index[2]	0.37	5.85	5.90	32.86	36.87
Russell 2000 Index[3]	-3.65	4.15	4.69	22.55	28.55

[1]	From 11-8-17.
[2]	The John Hancock Dimensional Small Cap Index is a rules-based index of small-cap U.S. stocks that have been selected based on sources of expected returns. Securities eligible for inclusion in the index are classified according to their market capitalization, as defined by free-float market cap; relative price, as defined by price/book; and profitability, as defined by operating income over book, and are weighted accordingly in favor of smaller, less expensive, more profitable companies. The index is reconstituted and rebalanced on a semiannual basis. Index performance assumes reinvestment of dividends and, unless otherwise indicated, does not reflect the management fees, operating expenses, transaction costs, and other expenses that apply to an ETF.
[3]	The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
SECTOR COMPOSITION (% of net assets)
Industrials	21.1
Financials	16.1
Information technology	12.7
Consumer discretionary	12.2
Health care	10.0
Materials	6.8
Energy	6.1
Real estate	5.4
Utilities	4.0
Consumer staples	3.5
Communication services	2.0
Short-term investments and other	0.1
TOTAL	100.0

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multifactor Small Cap ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
TOP TEN HOLDINGS[4] (% of net assets)
National Instruments Corp.	0.6
TopBuild Corp.	0.5
New York Community Bancorp, Inc.	0.5
Curtiss-Wright Corp.	0.5
Tenet Healthcare Corp.	0.5
Valvoline, Inc.	0.5
Univar Solutions, Inc.	0.5
Brunswick Corp.	0.5
Prometheus Biosciences, Inc.	0.5
Wingstop, Inc.	0.5
TOTAL	5.1
The value of a $10,000 investment calculated at market value from inception through period end would be $13,382.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
[4]	Listed holdings are a portion of the fund’s total and may change at any time. They are not recommendations to buy or sell any security. Data excludes cash and cash equivalents.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.45
Net (%)	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
10	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each fund in the following table is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2022, with the same investment held until April 30, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2023, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each fund in the following table allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2022, with the same investment held until April 30, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2022	Ending value on 4-30-2023	Expenses paid during 4-30-2023[1]	Annualized expense ratio
Multifactor Developed International ETF
Actual expenses/actual returns	$1,000.00	$1,240.80	$2.17	0.39%
Hypothetical example for comparison purposes	1,000.00	1,022.90	1.96	0.39%
Multifactor Emerging Markets ETF
Actual expenses/actual returns	$1,000.00	$1,158.00	$2.62	0.49%
Hypothetical example for comparison purposes	1,000.00	1,022.40	2.46	0.49%
Multifactor Large Cap ETF
Actual expenses/actual returns	$1,000.00	$1,067.70	$1.49	0.29%
Hypothetical example for comparison purposes	1,000.00	1,023.40	1.45	0.29%
Multifactor Mid Cap ETF
Actual expenses/actual returns	$1,000.00	$1,031.40	$2.12	0.42%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.11	0.42%
ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	11

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

	Account value on 11-1-2022	Ending value on 4-30-2023	Expenses paid during 4-30-2023[1]	Annualized expense ratio
Multifactor Small Cap ETF
Actual expenses/actual returns	$1,000.00	$1,021.90	$2.11	0.42%
Hypothetical example for comparison purposes	1,000.00	1,022.70	2.11	0.42%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
12	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL

Funds’ investments
MULTIFACTOR DEVELOPED INTERNATIONAL ETF

As of 4-30-23
	Shares or Principal Amount	Value
COMMON STOCKS - 98.1%		$477,282,788
(Cost $431,067,568)
Australia - 7.1%		34,464,489
Ampol, Ltd.	26,274	519,680
ANZ Group Holdings, Ltd.	66,083	1,063,387
APA Group	79,705	541,479
Aristocrat Leisure, Ltd.	16,199	405,831
ASX, Ltd.	4,917	222,486
Atlas Arteria, Ltd.	22,046	95,282
BHP Group, Ltd.	97,605	2,863,900
BlueScope Steel, Ltd.	58,977	774,432
Brambles, Ltd.	88,045	829,130
carsales.com, Ltd.	15,086	236,877
Cochlear, Ltd.	4,106	669,245
Coles Group, Ltd.	29,875	359,321
Commonwealth Bank of Australia	34,338	2,254,703
Computershare, Ltd.	34,724	514,021
CSL, Ltd.	9,596	1,906,133
Dexus	26,157	134,484
EBOS Group, Ltd.	1,843	50,428
Endeavour Group, Ltd.	81,157	364,165
Fortescue Metals Group, Ltd.	74,706	1,033,796
Goodman Group	24,092	307,438
IDP Education, Ltd.	9,153	170,333
IGO, Ltd.	62,027	563,620
Insurance Australia Group, Ltd.	153,337	504,637
Macquarie Group, Ltd.	7,088	855,317
Medibank Private, Ltd.	207,855	489,005
Mineral Resources, Ltd.	10,207	496,993
Mirvac Group	96,355	153,460
National Australia Bank, Ltd.	61,920	1,180,128
Newcrest Mining, Ltd.	14,141	270,260
Northern Star Resources, Ltd.	72,103	641,359
Origin Energy, Ltd.	112,676	621,012
Pilbara Minerals, Ltd.	145,556	407,848
Qantas Airways, Ltd. (A)	32,351	141,102
QBE Insurance Group, Ltd.	97,300	985,730
Ramsay Health Care, Ltd.	12,135	518,615
REA Group, Ltd.	3,128	291,239
Reece, Ltd.	16,309	196,479
Rio Tinto, Ltd.	15,776	1,170,270
Santos, Ltd.	129,853	606,700
Scentre Group	124,121	236,233
SEEK, Ltd.	9,325	150,486
Sonic Healthcare, Ltd.	57,637	1,349,888
South32, Ltd.	102,952	288,472
Stockland	70,689	207,881
Suncorp Group, Ltd.	81,865	675,174
Telstra Corp., Ltd.	106,527	307,641
The GPT Group	52,016	151,593
The Lottery Corp., Ltd.	141,385	470,909
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Australia (continued)
TPG Telecom, Ltd.	24,809	$88,041
Transurban Group	35,739	354,036
Treasury Wine Estates, Ltd.	48,051	442,340
Vicinity, Ltd.	106,675	148,042
Wesfarmers, Ltd.	21,773	747,780
Westpac Banking Corp.	81,281	1,206,966
WiseTech Global, Ltd.	7,837	355,078
Woodside Energy Group, Ltd.	44,397	988,163
Woolworths Group, Ltd.	31,165	799,719
Yancoal Australia, Ltd. (B)	23,330	85,722
Austria - 0.2%		1,065,363
ANDRITZ AG	2,022	131,370
BAWAG Group AG (A)(C)	753	36,711
Erste Group Bank AG	6,419	233,219
EVN AG	1,309	31,576
OMV AG	5,649	267,172
Raiffeisen Bank International AG (A)	3,797	58,309
Strabag SE, Bearer Shares	378	16,505
Telekom Austria AG (A)	2,770	21,651
Verbund AG	973	86,902
voestalpine AG	5,252	181,948
Belgium - 1.0%		4,661,842
Ackermans & van Haaren NV	2,191	386,051
Ageas SA/NV	23,791	1,060,854
Anheuser-Busch InBev SA/NV	23,578	1,538,380
D’ieteren Group	387	72,846
Elia Group SA/NV (B)	355	48,755
KBC Group NV	11,042	789,692
Solvay SA	3,119	374,812
UCB SA	1,222	113,890
Umicore SA	5,260	172,818
Warehouses De Pauw CVA	3,465	103,744
Chile - 0.1%		277,595
Antofagasta PLC	15,122	277,595
Denmark - 3.1%		14,975,995
AP Moller - Maersk A/S, Series A	83	148,142
AP Moller - Maersk A/S, Series B	98	177,019
Carlsberg A/S, Class B	6,525	1,080,042
Coloplast A/S, B Shares	7,042	1,014,896
Danske Bank A/S (A)	44,197	933,195
DSV A/S	5,016	943,941
Genmab A/S (A)	4,516	1,859,565
Novo Nordisk A/S, B Shares	34,655	5,772,668
Novozymes A/S, B Shares	14,908	775,950
Orsted A/S (C)	5,162	463,802
Tryg A/S	21,120	498,962
Vestas Wind Systems A/S (A)	47,353	1,307,813
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	13

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Finland - 1.3%		$6,491,941
Elisa OYJ	9,501	590,746
Fortum OYJ	27,208	406,409
Kesko OYJ, A Shares	8,665	180,035
Kesko OYJ, B Shares	18,102	377,809
Kone OYJ, Class B	10,208	582,640
Metso Outotec OYJ	46,275	510,876
Neste OYJ	11,187	542,679
Nokia OYJ	135,708	575,615
Nordea Bank ABP	72,981	809,739
Orion OYJ, Class A	1,368	64,262
Orion OYJ, Class B	6,726	316,475
Sampo OYJ, A Shares	8,375	424,946
Stora Enso OYJ, R Shares	56,247	714,112
UPM-Kymmene OYJ	12,399	395,598
France - 11.5%		56,005,244
Air Liquide SA	6,154	1,108,648
Airbus SE	13,279	1,863,875
AXA SA	50,151	1,637,194
BNP Paribas SA	25,384	1,641,923
Capgemini SE	9,527	1,734,387
Cie de Saint-Gobain	35,122	2,032,569
Cie Generale des Etablissements Michelin SCA (B)	62,897	2,001,906
Credit Agricole SA	101,140	1,237,624
Danone SA	41,581	2,753,867
Dassault Systemes SE	18,194	736,560
Engie SA (B)	143,194	2,294,779
EssilorLuxottica SA	5,926	1,173,689
Hermes International	655	1,422,233
Kering SA	1,420	908,784
Legrand SA	11,174	1,057,204
L’Oreal SA	4,314	2,061,040
LVMH Moet Hennessy Louis Vuitton SE	5,370	5,163,707
Orange SA	294,400	3,840,408
Pernod Ricard SA	10,424	2,409,796
Safran SA	14,780	2,299,735
Sanofi	21,721	2,397,999
Sartorius Stedim Biotech	1,124	300,917
Schneider Electric SE	9,049	1,576,637
Societe Generale SA	57,146	1,389,539
Thales SA	4,640	708,962
TotalEnergies SE	108,695	6,952,759
Vinci SA (B)	26,629	3,298,503
Germany - 7.2%		35,262,788
adidas AG	3,873	681,732
Allianz SE	9,664	2,426,677
BASF SE	24,311	1,257,423
Bayer AG	43,276	2,855,136
Bayerische Motoren Werke AG	7,361	824,357
Beiersdorf AG	4,223	590,234
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Germany (continued)
Carl Zeiss Meditec AG, Bearer Shares	1,597	$214,744
Commerzbank AG (A)	35,380	393,134
Continental AG	9,713	680,062
Daimler Truck Holding AG (A)	23,948	791,572
Deutsche Bank AG	141,019	1,547,976
Deutsche Boerse AG	5,078	969,297
Deutsche Post AG	22,845	1,097,613
Deutsche Telekom AG	108,240	2,614,594
E.ON SE	285,507	3,783,973
Fresenius SE & Company KGaA	39,713	1,149,568
Hannover Rueck SE	2,603	556,351
Hapag-Lloyd AG (C)	900	279,400
HeidelbergCement AG	5,063	383,220
Henkel AG & Company KGaA	5,522	408,451
Infineon Technologies AG	19,763	717,933
Mercedes-Benz Group AG	39,695	3,093,047
Merck KGaA	1,476	264,876
MTU Aero Engines AG	799	209,674
Muenchener Rueckversicherungs-Gesellschaft AG	1,643	617,623
RWE AG	23,737	1,115,050
SAP SE	10,916	1,480,618
Siemens AG	12,050	1,980,847
Siemens Energy AG (A)	25,533	625,219
Siemens Healthineers AG (C)	3,141	195,646
Symrise AG	5,894	712,189
Vantage Towers AG	8	287
Volkswagen AG	1,575	264,211
Vonovia SE	22,157	480,054
Hong Kong - 2.2%		10,694,398
AIA Group, Ltd.	317,524	3,436,179
BOC Hong Kong Holdings, Ltd.	91,295	287,263
Budweiser Brewing Company APAC, Ltd. (C)	31,600	90,977
Chow Tai Fook Jewellery Group, Ltd.	138,200	276,404
CK Asset Holdings, Ltd.	95,469	563,092
CK Hutchison Holdings, Ltd.	70,773	473,329
CK Infrastructure Holdings, Ltd.	42,929	243,905
CLP Holdings, Ltd.	46,571	346,469
Galaxy Entertainment Group, Ltd. (A)	22,641	160,075
Hang Seng Bank, Ltd.	18,989	280,847
Henderson Land Development Company, Ltd.	88,398	314,183
Hong Kong & China Gas Company, Ltd.	108,065	95,814
Hong Kong Exchanges & Clearing, Ltd.	28,125	1,160,843
Link REIT	69,652	454,297
MTR Corp., Ltd.	40,913	204,046
Power Assets Holdings, Ltd.	94,573	539,736
Sun Hung Kai Properties, Ltd.	39,662	550,728
Swire Properties, Ltd.	70,601	189,321
Techtronic Industries Company, Ltd.	42,077	452,401
Wharf Real Estate Investment Company, Ltd.	99,993	574,489
14	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Ireland - 1.1%		$5,104,597
Bank of Ireland Group PLC	35,925	371,625
CRH PLC	33,634	1,625,636
Experian PLC	44,199	1,561,060
Flutter Entertainment PLC (A)	2,468	493,438
James Hardie Industries PLC, CHESS Depositary Interest	11,242	248,806
Kerry Group PLC, Class A	1,690	178,068
Kingspan Group PLC	9,043	625,964
Israel - 0.4%		1,725,763
Azrieli Group, Ltd.	397	22,926
Bank Hapoalim BM	41,402	352,602
Bank Leumi Le-Israel BM	60,585	474,490
CyberArk Software, Ltd. (A)	320	39,872
Elbit Systems, Ltd.	299	54,933
ICL Group, Ltd.	19,207	117,520
Israel Discount Bank, Ltd., Class A	34,071	167,242
Mizrahi Tefahot Bank, Ltd.	5,265	170,845
Nice, Ltd. (A)	653	133,816
Teva Pharmaceutical Industries, Ltd. (A)	17,937	149,210
Wix.com, Ltd. (A)	485	42,307
Italy - 2.3%		11,223,796
Amplifon SpA	6,808	250,134
Assicurazioni Generali SpA	16,166	336,956
Banca Mediolanum SpA	5,349	48,388
Davide Campari-Milano NV	23,132	298,281
DiaSorin SpA	1,334	145,035
Enel SpA	163,718	1,120,436
Eni SpA	113,658	1,724,827
Ferrari NV	2,944	820,020
FinecoBank Banca Fineco SpA	28,661	434,441
Infrastrutture Wireless Italiane SpA (C)	12,454	173,171
Intesa Sanpaolo SpA	361,746	952,292
Mediobanca Banca di Credito Finanziario SpA	58,928	633,000
Moncler SpA	12,483	925,548
Nexi SpA (A)(C)	6,274	51,990
Poste Italiane SpA (B)(C)	27,311	284,207
PRADA SpA	31,900	234,072
Prysmian SpA	9,933	406,511
Recordati Industria Chimica e Farmaceutica SpA	6,879	316,915
Snam SpA	60,836	338,501
Telecom Italia SpA (A)(B)	318,770	93,928
Terna - Rete Elettrica Nazionale	60,636	526,165
UniCredit SpA (B)	50,073	991,734
UnipolSai Assicurazioni SpA (B)	43,560	117,244
Japan - 22.6%		110,104,749
Advantest Corp.	5,400	417,993
Aeon Company, Ltd.	17,500	355,681
AGC, Inc.	26,900	997,650
Aisin Corp.	15,500	452,484
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Ajinomoto Company, Inc.	12,100	$434,095
ANA Holdings, Inc. (A)	8,800	191,136
Asahi Group Holdings, Ltd.	8,900	342,692
Asahi Intecc Company, Ltd.	8,900	159,744
Asahi Kasei Corp.	72,900	512,733
Astellas Pharma, Inc.	19,100	287,275
Bandai Namco Holdings, Inc.	13,503	305,234
BayCurrent Consulting, Inc.	7,500	259,153
Bridgestone Corp.	26,600	1,062,320
Canon, Inc.	20,700	492,245
Capcom Company, Ltd.	10,500	394,044
Central Japan Railway Company	4,444	549,768
Chubu Electric Power Company, Inc.	45,000	502,001
Chugai Pharmaceutical Company, Ltd.	12,200	313,949
Concordia Financial Group, Ltd.	74,300	279,924
CyberAgent, Inc.	26,100	226,373
Dai Nippon Printing Company, Ltd.	18,824	539,152
Daifuku Company, Ltd.	19,500	356,589
Dai-ichi Life Holdings, Inc.	26,900	496,751
Daiichi Sankyo Company, Ltd.	19,400	662,078
Daikin Industries, Ltd.	5,447	984,872
Daito Trust Construction Company, Ltd.	3,886	367,296
Daiwa House Industry Company, Ltd.	28,100	713,412
Daiwa House REIT Investment Corp.	51	108,431
Daiwa Securities Group, Inc.	90,800	419,441
Denso Corp.	9,600	574,668
Dentsu Group, Inc. (B)	17,700	633,698
Disco Corp.	5,694	644,399
East Japan Railway Company	8,600	492,890
Eisai Company, Ltd.	2,572	147,956
ENEOS Holdings, Inc.	316,200	1,119,292
FANUC Corp.	9,350	315,111
Fast Retailing Company, Ltd.	3,957	930,221
Fuji Electric Company, Ltd.	11,493	460,007
FUJIFILM Holdings Corp.	9,700	502,934
Fujitsu, Ltd.	3,300	437,690
GLP J-REIT	101	115,342
GMO Payment Gateway, Inc.	2,800	217,765
Hakuhodo DY Holdings, Inc.	11,600	135,879
Hamamatsu Photonics KK	8,400	442,933
Hankyu Hanshin Holdings, Inc.	19,600	609,599
Hikari Tsushin, Inc.	541	73,423
Hirose Electric Company, Ltd.	1,005	134,920
Hitachi Construction Machinery Company, Ltd.	7,800	190,754
Hitachi, Ltd.	40,600	2,231,785
Honda Motor Company, Ltd.	43,654	1,150,300
Hoshizaki Corp.	4,200	147,439
Hoya Corp.	10,000	1,043,587
Hulic Company, Ltd.	57,100	489,375
Ibiden Company, Ltd.	5,200	203,165
Idemitsu Kosan Company, Ltd.	29,159	617,165
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	15

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Iida Group Holdings Company, Ltd.	9,000	$159,292
Inpex Corp.	47,000	508,435
Isuzu Motors, Ltd.	81,800	955,780
ITOCHU Corp.	67,100	2,213,588
Itochu Techno-Solutions Corp.	5,500	141,978
Japan Airlines Company, Ltd.	14,200	269,682
Japan Exchange Group, Inc.	28,000	452,290
Japan Metropolitan Fund Investment Corp.	155	113,263
Japan Post Bank Company, Ltd. (B)	8,000	63,746
Japan Post Holdings Company, Ltd.	39,700	325,962
Japan Post Insurance Company, Ltd.	11,900	192,179
Japan Real Estate Investment Corp.	37	146,462
Japan Tobacco, Inc.	49,800	1,069,220
JFE Holdings, Inc.	66,800	785,911
JSR Corp.	7,900	182,176
Kajima Corp.	35,400	466,662
Kao Corp.	12,700	513,447
Kawasaki Kisen Kaisha, Ltd. (B)	9,000	213,161
KDDI Corp.	38,300	1,194,862
Keio Corp.	4,370	161,751
Keisei Electric Railway Company, Ltd.	7,300	257,067
Keyence Corp.	2,770	1,242,955
Kikkoman Corp.	1,500	88,459
Kintetsu Group Holdings Company, Ltd.	7,000	235,964
Kirin Holdings Company, Ltd.	8,000	129,784
Kobayashi Pharmaceutical Company, Ltd.	1,100	68,505
Kobe Bussan Company, Ltd.	8,800	245,908
Koei Tecmo Holdings Company, Ltd. (B)	5,900	108,238
Koito Manufacturing Company, Ltd.	11,800	226,615
Komatsu, Ltd.	40,200	987,249
Konami Group Corp.	5,800	284,963
Kose Corp.	1,000	116,109
Kubota Corp.	22,600	339,917
Kyocera Corp.	8,100	423,010
Kyowa Kirin Company, Ltd.	5,300	117,549
Lasertec Corp.	2,000	270,260
Lixil Corp.	27,400	429,015
M3, Inc.	10,200	248,698
Makita Corp.	2,500	70,136
Marubeni Corp.	45,000	634,524
MatsukiyoCocokara & Company	2,800	149,495
Mazda Motor Corp.	49,200	438,650
MEIJI Holdings Company, Ltd.	25,200	607,954
MINEBEA MITSUMI, Inc.	34,200	627,915
MISUMI Group, Inc.	17,200	430,742
Mitsubishi Chemical Group Corp.	163,100	951,661
Mitsubishi Corp.	31,300	1,153,479
Mitsubishi Electric Corp.	36,600	451,301
Mitsubishi Estate Company, Ltd.	21,900	268,915
Mitsubishi HC Capital, Inc.	104,600	540,803
Mitsubishi Heavy Industries, Ltd.	15,300	576,089
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Mitsubishi Motors Corp. (A)	57,700	$218,232
Mitsubishi UFJ Financial Group, Inc.	281,670	1,764,303
Mitsui & Company, Ltd.	34,800	1,080,815
Mitsui Chemicals, Inc.	21,700	544,233
Mitsui Fudosan Company, Ltd.	17,600	347,825
Mitsui O.S.K. Lines, Ltd. (B)	22,400	552,741
Mizuho Financial Group, Inc.	49,900	720,108
MonotaRO Company, Ltd.	13,200	198,536
MS&AD Insurance Group Holdings, Inc.	11,400	372,144
Murata Manufacturing Company, Ltd.	11,500	665,516
NEC Corp.	16,103	616,139
Nexon Company, Ltd.	3,800	85,675
NGK Insulators, Ltd.	15,700	196,012
Nidec Corp.	8,900	438,186
Nintendo Company, Ltd.	20,970	881,059
Nippon Building Fund, Inc.	38	159,072
Nippon Express Holdings, Inc.	9,800	572,893
Nippon Paint Holdings Company, Ltd.	10,500	94,308
Nippon Sanso Holdings Corp.	15,100	270,583
Nippon Steel Corp.	38,300	813,733
Nippon Telegraph & Telephone Corp.	33,966	1,034,957
Nippon Yusen KK (B)	14,500	341,083
Nissan Chemical Corp.	8,300	366,952
Nissan Motor Company, Ltd.	61,500	222,306
Nissin Foods Holdings Company, Ltd.	2,316	223,155
Nitori Holdings Company, Ltd.	2,201	280,692
Nitto Denko Corp.	17,194	1,106,154
Nomura Holdings, Inc.	86,900	310,100
Nomura Real Estate Master Fund, Inc.	119	139,044
Nomura Research Institute, Ltd.	9,700	243,631
NTT Data Corp.	15,900	214,740
Obayashi Corp.	52,600	437,287
Obic Company, Ltd.	1,100	168,920
Odakyu Electric Railway Company, Ltd.	13,600	189,570
Oji Holdings Corp.	75,600	295,926
Olympus Corp.	29,800	518,132
Omron Corp.	3,700	215,807
Ono Pharmaceutical Company, Ltd.	6,965	140,359
Oracle Corp. Japan	1,700	121,727
Oriental Land Company, Ltd.	10,000	352,440
ORIX Corp.	32,100	542,210
Osaka Gas Company, Ltd.	34,900	577,715
Otsuka Corp.	7,400	268,197
Otsuka Holdings Company, Ltd.	8,200	277,077
Pan Pacific International Holdings Corp.	21,800	405,693
Panasonic Holdings Corp.	85,804	802,493
Rakuten Group, Inc.	9,300	46,102
Recruit Holdings Company, Ltd.	24,000	674,006
Renesas Electronics Corp. (A)	22,900	298,012
Resona Holdings, Inc.	68,600	339,914
Ricoh Company, Ltd.	37,400	307,901
16	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Rohm Company, Ltd.	5,700	$426,145
SBI Holdings, Inc.	21,900	425,728
SCSK Corp.	8,100	121,829
Secom Company, Ltd.	2,261	144,429
Seiko Epson Corp.	42,600	647,924
Sekisui Chemical Company, Ltd.	52,400	742,717
Sekisui House, Ltd.	17,200	352,425
Seven & i Holdings Company, Ltd.	19,600	884,530
SG Holdings Company, Ltd.	18,500	265,479
Sharp Corp.	11,600	82,294
Shimadzu Corp.	18,900	587,133
Shimano, Inc.	1,286	198,522
Shimizu Corp.	46,400	282,493
Shin-Etsu Chemical Company, Ltd.	32,490	921,741
Shionogi & Company, Ltd.	3,071	136,968
Shiseido Company, Ltd.	6,177	308,521
SMC Corp.	645	320,925
SoftBank Corp.	51,900	583,739
SoftBank Group Corp.	27,436	1,026,394
Sompo Holdings, Inc.	9,100	377,794
Sony Group Corp.	23,800	2,242,529
Square Enix Holdings Company, Ltd.	4,000	196,233
Subaru Corp.	54,200	873,712
SUMCO Corp.	16,900	231,473
Sumitomo Chemical Company, Ltd.	144,500	486,035
Sumitomo Corp.	28,400	506,201
Sumitomo Electric Industries, Ltd.	48,300	611,532
Sumitomo Metal Mining Company, Ltd.	25,200	927,014
Sumitomo Mitsui Financial Group, Inc.	31,200	1,271,463
Sumitomo Mitsui Trust Holdings, Inc.	8,875	318,657
Sumitomo Realty & Development Company, Ltd.	13,900	322,579
Suntory Beverage & Food, Ltd.	7,800	292,718
Suzuki Motor Corp.	15,600	538,350
Sysmex Corp.	7,248	463,416
T&D Holdings, Inc.	38,700	470,090
Taisei Corp.	15,561	527,404
Taiyo Yuden Company, Ltd.	5,100	155,062
Takeda Pharmaceutical Company, Ltd.	43,147	1,429,731
TDK Corp.	17,700	603,801
Terumo Corp.	7,900	235,320
The Chiba Bank, Ltd.	61,400	398,165
The Kansai Electric Power Company, Inc.	76,800	829,112
TIS, Inc.	12,800	349,693
Tobu Railway Company, Ltd.	8,100	206,121
Toho Company, Ltd.	4,200	166,254
Tokio Marine Holdings, Inc.	38,200	763,074
Tokyo Century Corp.	5,300	180,994
Tokyo Electric Power Company Holdings, Inc. (A)	65,300	233,548
Tokyo Electron, Ltd.	9,171	1,043,621
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Japan (continued)
Tokyo Gas Company, Ltd.	55,200	$1,131,445
Tokyu Corp.	33,800	476,102
Toppan, Inc.	21,300	450,825
Toray Industries, Inc.	137,100	772,972
Toshiba Corp.	4,800	155,106
Tosoh Corp.	21,000	279,301
TOTO, Ltd.	7,100	242,202
Toyo Suisan Kaisha, Ltd.	1,500	66,867
Toyota Industries Corp.	4,000	230,603
Toyota Motor Corp.	236,640	3,227,265
Toyota Tsusho Corp.	10,300	424,360
Trend Micro, Inc.	9,100	442,419
Unicharm Corp.	10,300	414,224
USS Company, Ltd.	15,400	257,637
Welcia Holdings Company, Ltd.	4,700	98,235
West Japan Railway Company	13,981	604,870
Yakult Honsha Company, Ltd.	3,500	262,953
Yamaha Corp.	4,766	186,559
Yamaha Motor Company, Ltd.	43,100	1,107,847
Yamato Holdings Company, Ltd.	28,300	485,089
Yaskawa Electric Corp.	14,900	602,938
Z Holdings Corp.	43,700	118,938
ZOZO, Inc.	9,600	201,356
Luxembourg - 0.3%		1,380,782
ArcelorMittal SA	43,341	1,230,184
Tenaris SA	10,453	150,598
Macau - 0.0%		100,758
Sands China, Ltd. (A)	28,400	100,758
Malaysia - 0.0%		205,312
Lynas Rare Earths, Ltd. (A)	48,317	205,312
Mexico - 0.0%		86,796
Fresnillo PLC	9,707	86,796
Netherlands - 4.4%		21,290,104
ABN AMRO Bank NV (C)	31,967	512,257
Adyen NV (A)(C)	288	461,666
Argenx SE (A)	489	188,248
Argenx SE, Additional Offering (A)	3	1,155
ASM International NV	2,806	1,016,241
ASML Holding NV (B)	8,467	5,360,831
Heineken Holding NV	8,982	862,207
Heineken NV (B)	5,155	592,161
ING Groep NV (B)	90,250	1,115,923
JDE Peet’s NV	4,886	148,878
Koninklijke Ahold Delhaize NV	79,701	2,747,045
Prosus NV (A)	13,799	1,033,938
Stellantis NV (B)	121,995	2,020,237
Universal Music Group NV	28,847	630,891
Wolters Kluwer NV	34,667	4,598,426
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	17

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
New Zealand - 0.2%		$795,577
Auckland International Airport, Ltd. (A)	20,691	112,973
Contact Energy, Ltd.	10,302	49,823
Fisher & Paykel Healthcare Corp., Ltd.	9,750	166,691
Infratil, Ltd.	9,234	54,467
Mainfreight, Ltd.	1,182	52,345
Mercury NZ, Ltd.	5,448	21,334
Meridian Energy, Ltd.	28,304	95,452
Spark New Zealand, Ltd.	46,826	151,262
Xero, Ltd. (A)	1,479	91,230
Norway - 0.5%		2,597,926
Adevinta ASA (A)	2,043	15,670
Aker ASA, A Shares	631	38,364
Aker BP ASA (B)	11,000	261,853
DNB Bank ASA (B)	23,455	410,695
Equinor ASA	26,239	748,557
Gjensidige Forsikring ASA	2,122	36,779
Kongsberg Gruppen ASA	879	39,284
Mowi ASA	5,150	97,835
Norsk Hydro ASA	30,729	224,825
Orkla ASA	12,367	88,608
Salmar ASA	640	28,285
Schibsted ASA, A Shares	888	15,682
Schibsted ASA, B Shares	1,445	23,328
Telenor ASA	15,789	196,345
TOMRA Systems ASA (B)	5,756	87,758
Var Energi ASA	3,970	10,360
Yara International ASA	6,824	273,698
Portugal - 0.3%		1,347,787
EDP - Energias de Portugal SA (B)	66,693	368,145
Galp Energia SGPS SA (B)	64,583	783,583
Jeronimo Martins SGPS SA	7,755	196,059
Singapore - 1.6%		7,799,643
CapitaLand Ascendas REIT	62,692	134,392
CapitaLand Ascott Trust	2,537	2,054
CapitaLand Integrated Commercial Trust	129,559	197,133
CapitaLand Investment, Ltd.	44,500	124,079
City Developments, Ltd.	47,100	245,358
DBS Group Holdings, Ltd.	43,112	1,060,552
Genting Singapore, Ltd.	254,700	215,726
Grab Holdings, Ltd., Class A (A)	88,576	257,756
Great Eastern Holdings, Ltd.	5,700	72,759
Jardine Cycle & Carriage, Ltd.	13,000	330,128
Keppel Corp., Ltd.	109,100	504,551
Mapletree Logistics Trust	65,600	85,556
Mapletree Pan Asia Commercial Trust	63,200	83,373
Oversea-Chinese Banking Corp., Ltd.	111,468	1,051,057
Sea, Ltd., ADR (A)	3,534	269,185
Singapore Airlines, Ltd.	57,600	252,565
Singapore Exchange, Ltd.	68,500	491,358
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Singapore (continued)
Singapore Technologies Engineering, Ltd.	95,900	$260,209
Singapore Telecommunications, Ltd.	231,500	442,473
United Overseas Bank, Ltd.	69,324	1,466,344
Wilmar International, Ltd.	85,900	253,035
Spain - 2.7%		13,078,760
Aena SME SA (A)(B)(C)	4,317	728,717
Amadeus IT Group SA (A)	12,839	903,467
Banco Bilbao Vizcaya Argentaria SA	261,349	1,918,720
Banco Santander SA (B)	412,405	1,450,798
CaixaBank SA	96,259	356,217
Cellnex Telecom SA (A)(C)	6,260	263,794
Corp. ACCIONA Energias Renovables SA (A)(B)	6,015	216,217
EDP Renovaveis SA (A)	1,932	43,000
Endesa SA	19,963	448,938
Ferrovial SA	27,197	853,625
Iberdrola SA	91,702	1,192,596
Industria de Diseno Textil SA (B)	30,735	1,057,304
Naturgy Energy Group SA	3,975	124,192
Repsol SA	169,694	2,500,082
Telefonica SA	224,219	1,021,093
Sweden - 2.8%		13,837,660
Alfa Laval AB (B)	3,280	120,075
Assa Abloy AB, B Shares (B)	11,030	262,275
Atlas Copco AB, A Shares	68,502	989,071
Atlas Copco AB, B Shares (B)	38,764	496,206
Axfood AB	4,578	113,454
Beijer Ref AB (B)	12,425	202,778
Boliden AB (B)	19,227	686,434
Castellum AB (B)	15,028	182,113
Epiroc AB, A Shares	16,322	326,209
Epiroc AB, B Shares	9,748	167,357
EQT AB	2,724	58,372
Essity AB, B Shares	12,162	368,396
Evolution AB (C)	2,840	378,048
Fastighets AB Balder, B Shares (A)	15,574	72,258
Getinge AB, B Shares	8,896	225,408
Hennes & Mauritz AB, B Shares (B)	20,147	294,390
Hexagon AB, B Shares (B)	21,624	246,339
Holmen AB, B Shares	5,802	219,076
Husqvarna AB, B Shares	39,462	339,710
Indutrade AB	17,265	413,562
Lifco AB, B Shares	11,173	254,346
Nibe Industrier AB, B Shares	15,868	177,132
Saab AB, B Shares	1,155	64,814
Sagax AB, B Shares (B)	5,482	134,147
Sandvik AB (B)	29,036	590,217
Skandinaviska Enskilda Banken AB, A Shares	33,640	382,077
Skandinaviska Enskilda Banken AB, C Shares	311	3,966
Skanska AB, B Shares	33,117	540,475
SKF AB, B Shares	32,612	589,145
18	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
Sweden (continued)
SSAB AB, A Shares	17,874	$126,615
SSAB AB, B Shares (B)	46,108	310,706
Svenska Cellulosa AB SCA, B Shares	16,101	220,467
Svenska Handelsbanken AB, A Shares	39,085	345,305
Svenska Handelsbanken AB, B Shares (B)	1,551	17,026
Sweco AB, B Shares	7,754	103,717
Swedbank AB, A Shares	25,670	445,466
Swedish Orphan Biovitrum AB (A)	7,310	177,739
Tele2 AB, B Shares	48,914	519,553
Telefonaktiebolaget LM Ericsson, B Shares	48,065	264,147
Telia Company AB	64,548	179,726
Trelleborg AB, B Shares (B)	16,278	408,487
Volvo AB, A Shares	13,166	278,537
Volvo AB, B Shares	72,067	1,481,072
Volvo Car AB, B Shares (A)(B)	14,901	61,247
Switzerland - 9.9%		48,341,634
ABB, Ltd.	44,828	1,617,747
Alcon, Inc.	30,487	2,220,288
Chocoladefabriken Lindt & Spruengli AG	7	863,547
Cie Financiere Richemont SA, A Shares	11,700	1,931,706
Coca-Cola HBC AG (A)	18,949	577,324
DSM-Firmenich AG (A)	4,705	616,878
Givaudan SA	444	1,557,405
Glencore PLC	485,331	2,860,960
Holcim, Ltd. (A)	34,829	2,301,715
Kuehne + Nagel International AG	3,172	940,499
Lonza Group AG	1,424	886,030
Nestle SA	50,535	6,502,183
Novartis AG	46,151	4,725,286
Partners Group Holding AG	1,502	1,456,689
Roche Holding AG	13,160	4,145,167
Roche Holding AG, Bearer Shares (B)	877	297,966
Schindler Holding AG	1,102	235,121
Schindler Holding AG, Participation Certificates	2,439	544,497
Sika AG	9,701	2,674,710
STMicroelectronics NV	53,151	2,262,944
Straumann Holding AG	5,595	840,146
Swiss Re AG	23,173	2,335,915
Swisscom AG	3,628	2,498,696
UBS Group AG	80,878	1,641,549
Zurich Insurance Group AG	3,724	1,806,666
United Arab Emirates - 0.0%		13
NMC Health PLC (A)	5,181	13
United Kingdom - 15.3%		74,329,538
3i Group PLC	88,703	1,970,043
Admiral Group PLC	21,594	627,240
Anglo American PLC	48,699	1,496,579
Ashtead Group PLC	24,126	1,387,929
Associated British Foods PLC	21,615	531,404
MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
AstraZeneca PLC	15,227	$2,248,046
Auto Trader Group PLC (C)	61,870	494,271
Aviva PLC	178,259	947,748
BAE Systems PLC	35,365	450,726
Barclays PLC	452,376	909,064
BP PLC	727,358	4,885,573
British American Tobacco PLC	43,643	1,605,603
BT Group PLC	866,622	1,730,286
Bunzl PLC	15,384	611,796
Burberry Group PLC	34,537	1,124,742
CNH Industrial NV	25,426	357,756
Coca-Cola Europacific Partners PLC	13,874	886,848
Compass Group PLC	20,768	547,386
Croda International PLC	6,070	532,531
Diageo PLC	51,551	2,346,856
Dowlais Group PLC (A)	87,156	145,259
Entain PLC	26,805	486,501
Ferguson PLC	12,692	1,785,891
GSK PLC	78,399	1,419,958
Haleon PLC	171,570	756,919
Halma PLC	17,215	499,394
HSBC Holdings PLC	457,408	3,298,870
Imperial Brands PLC	62,468	1,544,803
Informa PLC	94,759	860,636
InterContinental Hotels Group PLC	6,122	420,133
Intertek Group PLC	11,140	581,918
JD Sports Fashion PLC	161,204	326,315
Legal & General Group PLC	371,418	1,092,862
Lloyds Banking Group PLC	1,730,923	1,048,638
London Stock Exchange Group PLC	6,468	678,499
Melrose Industries PLC	87,156	448,045
Mondi PLC	46,831	744,603
National Grid PLC	94,513	1,359,591
NatWest Group PLC	156,656	515,881
Next PLC	11,829	1,002,095
Pearson PLC	41,490	462,560
Phoenix Group Holdings PLC	47,929	356,512
Prudential PLC	27,620	420,579
Reckitt Benckiser Group PLC	8,328	673,058
RELX PLC	49,951	1,661,250
Rentokil Initial PLC	147,283	1,170,699
Rio Tinto PLC	27,440	1,741,367
Rolls-Royce Holdings PLC (A)	294,267	562,749
Schroders PLC	64,356	392,878
Segro PLC	31,237	327,757
Severn Trent PLC	16,325	601,614
Shell PLC	292,581	9,017,108
Smith & Nephew PLC	20,957	346,251
Smiths Group PLC	16,210	342,493
Spirax-Sarco Engineering PLC	3,339	465,424
SSE PLC	50,477	1,165,794
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	19

MULTIFACTOR DEVELOPED INTERNATIONAL ETF (continued)

	Shares or Principal Amount	Value
United Kingdom (continued)
St. James’s Place PLC	24,918	$377,869
Standard Chartered PLC	194,631	1,537,266
Tesco PLC	469,219	1,657,820
The Sage Group PLC	46,554	478,993
Unilever PLC	56,971	3,176,839
United Utilities Group PLC	39,306	534,548
Vodafone Group PLC	800,868	965,340
Whitbread PLC	14,952	610,214
WPP PLC	49,195	573,318
United States - 0.0%		31,938

Carnival PLC (A)	3,883	31,938

PREFERRED SECURITIES - 0.7%		$3,302,683
(Cost $3,622,782)
Germany - 0.7%		3,302,683
Bayerische Motoren Werke AG	2,775	294,872
Dr. Ing. h.c. F. Porsche AG (A)	793	99,279
Henkel AG & Company KGaA	10,537	852,455
Porsche Automobil Holding SE	10,115	563,708
Sartorius AG	1,319	511,992
Volkswagen AG	7,180	980,377

RIGHTS - 0.0%		$0
(Cost $0)
Strabag SE (Expiration Date: 1-1-27) (A)(D)(E)	432	0

SHORT-TERM INVESTMENTS - 3.7%		$18,093,844
(Cost $18,094,036)
Short-term funds - 3.7%		18,093,844
John Hancock Collateral Trust, 4.9058% (F)(G)	1,729,784	17,292,826

State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.7429% (F)	801,018	801,018
Total investments (Multifactor Developed International ETF) (Cost $452,784,386) - 102.5%		$498,679,315
Other assets and liabilities, net - (2.5%)		(12,002,546)
Total net assets - 100.0%		$486,676,769

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-23.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 4-30-23.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR EMERGING MARKETS ETF

As of 4-30-23
	Shares or Principal Amount	Value
COMMON STOCKS - 98.3%		$691,077,417
(Cost $673,172,115)
Brazil - 3.9%		27,306,048
Ambev SA	352,600	997,994
Atacadao SA	40,600	87,240
B3 SA - Brasil Bolsa Balcao	450,300	1,051,302
Banco Bradesco SA	197,405	490,075
Banco BTG Pactual SA	85,048	398,138
Banco do Brasil SA	125,700	1,076,887
BB Seguridade Participacoes SA	125,100	857,947
Caixa Seguridade Participacoes S/A	46,600	88,117
CCR SA	215,300	583,991
Centrais Eletricas Brasileiras SA	77,837	526,656
Cia de Saneamento Basico do Estado de Sao Paulo	70,600	650,985
Cia Energetica de Minas Gerais	39,889	161,060
Cia Siderurgica Nacional SA	88,700	251,942
Cosan SA	87,400	261,701
CPFL Energia SA	38,500	255,033
Eneva SA (A)	39,900	90,521
Engie Brasil Energia SA	50,325	414,744
Equatorial Energia SA	108,259	591,623
Hapvida Participacoes e Investimentos SA (A)(B)	450,807	248,704
Hypera SA	47,200	351,440
JBS SA	225,800	807,904
Klabin SA	111,300	425,591
Localiza Rent a Car SA	90,463	1,048,954
Lojas Renner SA	121,284	384,009
Magazine Luiza SA (A)	238,728	159,379
Natura & Company Holding SA (A)	112,400	248,487
Petro Rio SA (A)	64,200	445,936
Petroleo Brasileiro SA	649,300	3,461,393
Raia Drogasil SA	196,300	1,031,165
Rede D’Or Sao Luiz SA (B)	35,636	162,906
Rumo SA	136,490	537,464
Sendas Distribuidora SA	92,700	227,727
Suzano SA	103,865	826,294
Telefonica Brasil SA	73,400	603,298
TIM SA	175,700	491,680
Vale SA	417,900	6,047,745
WEG SA	116,800	960,016
Cayman Islands - 0.0%		244,092
Parade Technologies, Ltd.	8,000	244,092
Chile - 0.4%		3,170,709
Banco de Chile	3,983,338	426,773
Banco de Credito e Inversiones SA	8,095	245,708
Banco Santander Chile	9,925,774	477,590
Cencosud SA (A)	272,460	558,692
Cia Sud Americana de Vapores SA	1,536,414	157,984
Empresas CMPC SA	191,898	302,597
20	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Chile (continued)
Empresas COPEC SA	42,721	$299,123
Enel Americas SA	2,577,466	353,419
Enel Chile SA	3,592,026	205,969
Falabella SA	66,205	142,854
China - 23.6%		165,722,464
360 Security Technology, Inc., Class A	15,600	35,959
37 Interactive Entertainment Network Technology Group Company, Ltd., Class A	6,100	27,021
Agricultural Bank of China, Ltd., H Shares	4,368,000	1,686,014
Aier Eye Hospital Group Company, Ltd., A Shares	71,662	304,720
Alibaba Group Holding, Ltd., ADR (A)	129,520	10,969,049
Aluminum Corp. of China, Ltd., H Shares	742,000	438,589
Anhui Conch Cement Company, Ltd., H Shares	239,000	752,022
Anhui Gujing Distillery Company, Ltd., A Shares	3,300	130,386
Anhui Yingjia Distillery Company, Ltd., Class A	1,800	16,630
ANTA Sports Products, Ltd.	186,400	2,298,567
Asymchem Laboratories Tianjin Company, Ltd., Class A	1,920	35,043
Avary Holding Shenzhen Company, Ltd., A Shares	27,700	104,392
Baidu, Inc., ADR (A)	28,594	3,448,722
Bank of Beijing Company, Ltd., Class A	162,900	111,450
Bank of Chengdu Company, Ltd., Class A	17,600	34,904
Bank of China, Ltd., H Shares	9,120,000	3,636,428
Bank of Communications Company, Ltd., H Shares	3,000,000	1,933,783
Bank of Hangzhou Company, Ltd., A Shares	45,300	82,124
Bank of Jiangsu Company, Ltd., Class A	116,500	129,646
Bank of Nanjing Company, Ltd., Class A	78,800	107,141
Bank of Ningbo Company, Ltd., A Shares	81,415	321,749
Bank of Shanghai Company, Ltd., A Shares	140,600	127,446
Baoshan Iron & Steel Company, Ltd., A Shares	272,600	253,391
Beijing Kingsoft Office Software, Inc., Class A	1,355	86,093
Beijing New Building Materials PLC, Class A	4,800	18,374
Beijing Wantai Biological Pharmacy Enterprise Company, Ltd., Class A (A)	1,400	21,203
Bilibili, Inc., Class Z (A)	22,940	459,390
Bloomage Biotechnology Corp., Ltd., Class A	700	10,042
BOE Technology Group Company, Ltd., A Shares	483,300	280,429
BYD Company, Ltd., H Shares	68,000	2,044,357
Changchun High & New Technology Industry Group, Inc., A Shares	4,100	96,408
Chaozhou Three-Circle Group Company, Ltd., Class A	4,500	19,648
China CITIC Bank Corp., Ltd., H Shares	1,882,000	1,016,533
China Coal Energy Company, Ltd., H Shares	376,000	321,879
China Construction Bank Corp., H Shares	10,292,000	6,883,272
China Eastern Airlines Corp., Ltd., H Shares (A)(C)	210,000	82,396
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
China Energy Engineering Corp., Ltd., H Shares	766,000	$115,145
China Everbright Bank Company, Ltd., H Shares	566,000	180,978
China Feihe, Ltd. (B)	224,000	150,667
China Galaxy Securities Company, Ltd., H Shares	382,500	207,089
China Hongqiao Group, Ltd.	422,500	413,894
China International Capital Corp., Ltd., H Shares (B)	297,600	622,504
China Jushi Company, Ltd., Class A	40,000	84,178
China Life Insurance Company, Ltd., H Shares	1,041,000	1,991,850
China Longyuan Power Group Corp., Ltd., H Shares	708,000	739,576
China Merchants Bank Company, Ltd., H Shares	462,500	2,218,261
China Merchants Securities Company, Ltd., H Shares (B)	117,940	119,444
China Merchants Shekou Industrial Zone Holdings Company, Ltd., A Shares	57,900	114,159
China Minsheng Banking Corp., Ltd., H Shares (C)	1,208,500	443,379
China National Building Material Company, Ltd., H Shares	534,000	398,634
China Northern Rare Earth Group High-Tech Company, Ltd., Class A	26,200	95,146
China Pacific Insurance Group Company, Ltd., H Shares	484,800	1,442,067
China Petroleum & Chemical Corp., H Shares	4,500,000	2,940,802
China Railway Signal & Communication Corp., Ltd., H Shares (B)	62,000	29,065
China Resources Microelectronics, Ltd., Class A	7,254	59,942
China Resources Mixc Lifestyle Services, Ltd. (B)	36,400	192,204
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A	2,500	21,272
China Shenhua Energy Company, Ltd., H Shares	518,000	1,715,691
China Southern Airlines Company, Ltd., H Shares (A)(C)	210,000	146,601
China Tourism Group Duty Free Corp., Ltd., A Shares	11,500	267,208
China Tower Corp., Ltd., H Shares (B)	8,928,000	1,137,339
China Vanke Company, Ltd., H Shares	373,672	581,698
China Zheshang Bank Company, Ltd., H Shares (C)	59,000	21,120
Chongqing Brewery Company, Ltd., Class A	1,100	16,538
Chongqing Zhifei Biological Products Company, Ltd., A Shares	14,400	169,104
CITIC Securities Company, Ltd., H Shares	197,250	413,602
CITIC, Ltd.	728,000	911,635
CMOC Group, Ltd., H Shares	840,000	512,567
Contemporary Amperex Technology Company, Ltd., A Shares	21,960	731,715
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	21

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
COSCO SHIPPING Energy Transportation Company, Ltd., H Shares	48,000	$49,224
COSCO SHIPPING Holdings Company, Ltd., H Shares	805,199	931,376
CSC Financial Company, Ltd., H Shares (B)	157,500	159,910
CSPC Pharmaceutical Group, Ltd.	2,037,840	2,071,614
Dongfang Electric Corp., Ltd., H Shares	11,800	16,656
East Money Information Company, Ltd., A Shares	75,206	174,658
Ecovacs Robotics Company, Ltd., Class A	1,300	13,041
ENN Energy Holdings, Ltd.	182,500	2,487,611
ENN Natural Gas Company, Ltd., Class A	5,000	14,650
Eve Energy Company, Ltd., A Shares	13,300	125,836
Flat Glass Group Company, Ltd., H Shares (C)	48,000	134,218
Focus Media Information Technology Company, Ltd., A Shares	133,400	124,000
Foshan Haitian Flavouring & Food Company, Ltd., Class A (A)	18,970	193,309
Foxconn Industrial Internet Company, Ltd., Class A	81,300	189,163
Fuyao Glass Industry Group Company, Ltd. , H Shares (B)	152,400	617,373
Ganfeng Lithium Group Company, Ltd., H Shares (B)	42,600	279,210
GD Power Development Company, Ltd., Class A	125,800	70,089
GF Securities Company, Ltd., H Shares	225,200	322,456
GigaDevice Semiconductor, Inc., Class A	2,200	34,444
Ginlong Technologies Company, Ltd., Class A (A)	2,200	36,136
GoerTek, Inc., A Shares	50,500	129,308
GoodWe Technologies Company, Ltd., Class A	382	14,314
Gotion High-tech Company, Ltd., Class A	8,500	33,739
Great Wall Motor Company, Ltd., H Shares (C)	452,000	543,559
Gree Electric Appliances, Inc. of Zhuhai, A Shares	47,200	268,013
Guangdong Haid Group Company, Ltd., A Shares	12,100	95,865
Guanghui Energy Company, Ltd., Class A	58,000	77,772
Guangzhou Automobile Group Company, Ltd., H Shares	322,000	199,766
Guangzhou Baiyunshan Pharmaceutical Company, Ltd., H Shares	8,000	26,242
Guangzhou Tinci Materials Technology Company, Ltd., Class A	18,200	112,118
Guosen Securities Company, Ltd., Class A	29,500	40,067
Guotai Junan Securities Company, Ltd., H Shares (B)	189,000	243,175
H World Group, Ltd., ADR (A)	12,102	567,584
Haier Smart Home Company, Ltd., H Shares	522,400	1,693,662
Haitong Securities Company, Ltd., H Shares	486,000	321,940
Hangzhou First Applied Material Company, Ltd., Class A	8,320	59,000
Hangzhou Silan Microelectronics Company, Ltd., Class A	2,500	11,872
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Hangzhou Tigermed Consulting Company, Ltd., A Shares	5,200	$68,271
Hansoh Pharmaceutical Group Company, Ltd. (B)	156,000	283,785
Henan Shuanghui Investment & Development Company, Ltd., A Shares	25,800	92,912
Hengli Petrochemical Company, Ltd., A Shares	106,600	243,105
Hithink Royalflush Information Network Company, Ltd., Class A	1,200	30,829
Huadian Power International Corp., H Shares (C)	74,000	35,822
Huadong Medicine Company, Ltd., Class A	11,600	69,400
Huaneng Power International, Inc., H Shares (A)	374,000	232,502
Huatai Securities Company, Ltd., H Shares (B)	275,400	355,042
Huaxia Bank Company, Ltd., Class A	105,709	87,885
Huayu Automotive Systems Company, Ltd., Class A	19,800	46,812
Huizhou Desay Sv Automotive Company, Ltd., Class A	4,300	64,163
Hundsun Technologies, Inc., Class A	6,770	48,272
Iflytek Company, Ltd., A Shares	15,500	135,576
Imeik Technology Development Company, Ltd., Class A (A)	1,300	102,070
Industrial & Commercial Bank of China, Ltd., H Shares	7,485,000	4,023,835
Industrial Bank Company, Ltd., A Shares	176,800	439,435
Industrial Securities Company, Ltd., Class A	22,200	21,533
Inner Mongolia BaoTou Steel Union Company, Ltd., Class A	361,900	95,069
Inner Mongolia Yili Industrial Group Company, Ltd., A Shares	54,300	231,677
Innovent Biologics, Inc. (A)(B)	23,000	109,728
iQIYI, Inc., ADR (A)	19,580	119,438
JA Solar Technology Company, Ltd., Class A	22,736	132,546
JCET Group Company, Ltd., Class A	7,300	29,028
JD Health International, Inc. (A)(B)	78,900	565,373
JD.com, Inc., ADR	88,935	3,176,758
Jiangsu Eastern Shenghong Company, Ltd., Class A	46,200	84,489
Jiangsu Hengli Hydraulic Company, Ltd., A Shares	8,800	78,179
Jiangsu Hengrui Pharmaceuticals Company, Ltd., Class A	30,951	217,339
Jiangsu King’s Luck Brewery JSC, Ltd., Class A	8,900	76,819
Jiangsu Pacific Quartz Company, Ltd., Class A	1,100	18,846
Jiangsu Yanghe Brewery Joint-Stock Company, Ltd., A Shares	12,790	276,358
Jiangsu Zhongtian Technology Company, Ltd., Class A	18,800	39,591
Jiangxi Copper Company, Ltd., H Shares	40,000	70,931
Jiugui Liquor Company, Ltd., Class A	1,000	16,136
KE Holdings, Inc., ADR (A)	62,043	973,455
Kuaishou Technology (A)(B)	73,000	477,063
22	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Kweichow Moutai Company, Ltd., A Shares	7,300	$1,854,998
LB Group Company, Ltd., Class A	9,000	22,499
Lenovo Group, Ltd.	1,834,000	1,873,741
Lens Technology Company, Ltd., A Shares	11,300	19,018
Li Auto, Inc., Class A (A)	59,700	695,495
Li Ning Company, Ltd.	321,500	2,287,389
Longfor Group Holdings, Ltd. (B)	328,000	892,088
Luxshare Precision Industry Company, Ltd., A Shares	69,700	262,575
Luzhou Laojiao Company, Ltd., A Shares	12,600	411,452
Mango Excellent Media Company, Ltd., A Shares	7,200	37,288
Meituan, Class B (A)(B)	221,770	3,757,425
Metallurgical Corp. of China, Ltd., H Shares	331,000	100,777
Ming Yang Smart Energy Group, Ltd., Class A	5,800	17,296
Montage Technology Company, Ltd., Class A	3,406	29,939
Muyuan Foods Company, Ltd., A Shares	26,360	182,133
NARI Technology Company, Ltd., A Shares	53,860	203,058
NAURA Technology Group Company, Ltd., Class A	2,300	111,053
NetEase, Inc., ADR	37,135	3,309,843
New China Life Insurance Company, Ltd., H Shares	162,600	463,986
New Hope Liuhe Company, Ltd., A Shares (A)	23,600	44,317
Ninestar Corp., Class A	3,100	17,710
Ningbo Tuopu Group Company, Ltd., Class A	4,500	32,866
Ningxia Baofeng Energy Group Company, Ltd., Class A	59,500	113,191
NIO, Inc., Class A (A)(C)	190,530	1,507,269
Nongfu Spring Company, Ltd., H Shares (B)	161,800	873,937
Oppein Home Group, Inc., Class A	3,500	58,172
Orient Securities Company, Ltd., H Shares (B)(C)	106,000	63,061
Pangang Group Vanadium Titanium & Resources Company, Ltd., Class A (A)	26,600	16,125
PetroChina Company, Ltd., H Shares	2,722,000	1,882,885
Pharmaron Beijing Company, Ltd., H Shares (B)	23,750	102,414
PICC Property & Casualty Company, Ltd., H Shares	1,384,000	1,669,637
Ping An Bank Company, Ltd., A Shares	163,100	295,445
Ping An Insurance Group Company of China, Ltd., H Shares	653,000	4,716,633
Poly Developments and Holdings Group Company, Ltd., A Shares	146,500	294,133
Postal Savings Bank of China Company, Ltd., H Shares (B)	1,052,000	683,474
Rongsheng Petrochemical Company, Ltd., A Shares	131,350	250,635
SAIC Motor Corp., Ltd., Class A	53,900	109,851
Sany Heavy Industry Company, Ltd., A Shares	80,400	191,362
SF Holding Company, Ltd., A Shares	40,200	327,544
SG Micro Corp., Class A	1,350	24,182
Shaanxi Coal Industry Company, Ltd., A Shares	127,500	360,148
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Shandong Gold Mining Company, Ltd., H Shares (B)	104,220	$221,719
Shandong Hualu Hengsheng Chemical Company, Ltd., Class A	21,700	99,852
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	96,000	163,141
Shanghai Baosight Software Company, Ltd., Class A	10,300	80,281
Shanghai Electric Group Company, Ltd., H Shares (A)	86,000	23,226
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	68,500	195,031
Shanghai International Airport Company, Ltd., A Shares (A)	19,300	149,593
Shanghai Jinjiang International Hotels Company, Ltd., Class A	2,300	17,757
Shanghai M&G Stationery, Inc., Class A	2,600	17,394
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	25,700	52,121
Shanghai Pudong Development Bank Company, Ltd., Class A	241,800	265,246
Shanghai Putailai New Energy Technology Company, Ltd., Class A	8,600	64,821
Shanxi Coking Coal Energy Group Company, Ltd., Class A	21,700	32,167
Shanxi Lu’an Environmental Energy Development Company, Ltd., Class A	12,500	36,355
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., A Shares	10,645	381,752
Shenwan Hongyuan Group Company, Ltd., H Shares (B)	215,200	43,315
Shenzhen Inovance Technology Company, Ltd., A Shares	22,750	202,932
Shenzhen Mindray Bio-Medical Electronics Company, Ltd., A Shares	10,300	463,695
Shenzhen New Industries Biomedical Engineering Company, Ltd., Class A	1,700	12,975
Shenzhen Transsion Holdings Company, Ltd., Class A	1,543	24,276
Shenzhou International Group Holdings, Ltd.	166,700	1,589,510
Sichuan Chuantou Energy Company, Ltd., Class A	10,700	22,209
Sichuan Road and Bridge Group Company, Ltd., Class A	15,100	34,545
Silergy Corp.	26,000	406,376
Sinopharm Group Company, Ltd., H Shares	56,400	199,378
Smoore International Holdings, Ltd. (B)(C)	264,000	306,715
Sungrow Power Supply Company, Ltd., A Shares	11,100	180,626
Sunny Optical Technology Group Company, Ltd.	127,700	1,339,647
Suzhou Dongshan Precision Manufacturing Company, Ltd., Class A	7,600	27,095
Suzhou Maxwell Technologies Company, Ltd., Class A (A)	300	11,902
TBEA Company, Ltd., Class A	46,000	149,987
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	23

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
TCL Technology Group Corp., A Shares	178,200	$102,884
TCL Zhonghuan Renewable Energy Technology Company, Ltd., Class A	19,200	115,230
Tencent Holdings, Ltd.	500,200	21,945,360
Tencent Music Entertainment Group, ADR (A)	51,564	382,089
The People’s Insurance Company Group of China, Ltd., H Shares	1,154,000	452,785
Tianqi Lithium Corp., H Shares (A)(C)	7,200	44,943
Tingyi Cayman Islands Holding Corp.	336,000	585,546
Tongwei Company, Ltd., A Shares	52,100	299,521
Trina Solar Company, Ltd., Class A	5,955	42,289
Trip.com Group, Ltd., ADR (A)	68,299	2,425,297
Tsingtao Brewery Company, Ltd., H Shares	56,000	597,103
Unigroup Guoxin Microelectronics Company, Ltd., Class A	7,519	115,039
Unisplendour Corp., Ltd., Class A	6,700	28,654
Vipshop Holdings, Ltd., ADR (A)	13,745	215,797
Walvax Biotechnology Company, Ltd., Class A (A)	7,400	34,094
Wanhua Chemical Group Company, Ltd., A Shares (A)	26,900	357,906
Weichai Power Company, Ltd., H Shares	411,000	605,251
Wens Foodstuffs Group Company, Ltd., Class A	36,600	104,493
Will Semiconductor Company, Ltd., A Shares	8,515	112,149
Wingtech Technology Company, Ltd., A Shares	9,300	70,567
Wuliangye Yibin Company, Ltd., A Shares	27,500	670,809
WuXi AppTec Company, Ltd., H Shares (B)	48,280	422,225
WuXi Biologics Cayman, Inc. (A)(B)	281,000	1,662,754
Wuxi Lead Intelligent Equipment Company, Ltd., Class A	5,000	27,605
XCMG Construction Machinery Company, Ltd., Class A	23,600	23,368
Xinyi Solar Holdings, Ltd.	918,006	981,168
XPeng, Inc., Class A (A)(C)	73,100	350,139
Yankuang Energy Group Company, Ltd., H Shares (C)	310,000	1,060,332
Yealink Network Technology Corp., Ltd., Class A	2,500	23,790
Yonyou Network Technology Company, Ltd., A Shares	17,600	54,897
YTO Express Group Company, Ltd., Class A	13,900	34,709
Yum China Holdings, Inc.	92,762	5,675,179
Yunnan Baiyao Group Company, Ltd., A Shares	14,740	123,801
Yunnan Energy New Material Company, Ltd., A Shares	9,200	138,235
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., A Shares	6,300	247,273
Zhejiang Chint Electrics Company, Ltd., Class A	23,400	87,984
Zhejiang Huayou Cobalt Company, Ltd., A Shares	16,360	122,791
Zhejiang Jingsheng Mechanical & Electrical Company, Ltd., Class A	12,600	124,432
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
China (continued)
Zhejiang Juhua Company, Ltd., Class A	10,000	$21,867
Zhejiang NHU Company, Ltd., A Shares	47,068	115,968
Zhongsheng Group Holdings, Ltd.	104,000	442,502
Zijin Mining Group Company, Ltd., H Shares	1,296,000	2,182,591
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	53,200	28,938
ZTO Express Cayman, Inc., ADR	82,952	2,296,111
Hong Kong - 1.5%		10,863,764
Alibaba Health Information Technology, Ltd. (A)	90,000	64,319
China Gas Holdings, Ltd.	114,800	147,121
China Mengniu Dairy Company, Ltd. (A)	393,000	1,579,530
China Resources Beer Holdings Company, Ltd.	290,000	2,229,519
China Resources Gas Group, Ltd.	208,000	655,805
China Resources Land, Ltd.	534,000	2,476,159
China Resources Power Holdings Company, Ltd.	160,000	347,317
Geely Automobile Holdings, Ltd.	1,032,000	1,268,653
Kunlun Energy Company, Ltd.	164,000	151,676
Orient Overseas International, Ltd.	9,500	192,181
Sino Biopharmaceutical, Ltd.	2,075,500	1,147,489
The Wharf Holdings, Ltd.	145,000	331,380
Want Want China Holdings, Ltd.	428,000	272,615
India - 19.3%		135,491,827
ABB India, Ltd.	3,771	157,211
Adani Ports & Special Economic Zone, Ltd.	77,727	646,805
Adani Total Gas, Ltd.	29,797	343,424
Adani Transmission, Ltd. (A)	18,535	233,601
Aditya Birla Capital, Ltd. (A)	31,676	64,717
Alkem Laboratories, Ltd.	4,972	213,859
Ambuja Cements, Ltd. (A)	22,478	109,044
Apollo Hospitals Enterprise, Ltd.	14,164	782,310
Ashok Leyland, Ltd.	160,607	285,550
Asian Paints, Ltd.	57,937	2,048,844
Astral, Ltd.	13,944	246,894
AU Small Finance Bank, Ltd. (B)	37,459	303,476
Avenue Supermarts, Ltd. (A)(B)	11,638	499,729
Axis Bank, Ltd.	284,476	2,989,499
Bajaj Auto, Ltd.	8,780	473,138
Bajaj Finance, Ltd.	23,539	1,801,475
Bajaj Finserv, Ltd.	29,208	483,253
Bajaj Holdings & Investment, Ltd.	5,493	462,470
Balkrishna Industries, Ltd.	10,294	261,639
Bandhan Bank, Ltd. (A)(B)	145,676	407,641
Bank of Baroda	132,887	305,765
Berger Paints India, Ltd.	38,867	289,687
Bharat Electronics, Ltd.	701,019	883,595
Bharat Forge, Ltd.	9,878	96,485
Bharat Petroleum Corp., Ltd.	204,315	889,550
Bharti Airtel, Ltd.	305,643	2,983,741
24	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
Bosch, Ltd.	1,049	$248,290
Britannia Industries, Ltd.	16,730	926,795
Canara Bank	36,495	141,144
CG Power & Industrial Solutions, Ltd.	26,217	98,591
Cholamandalam Investment and Finance Company, Ltd.	74,277	793,223
Cipla, Ltd.	114,363	1,270,223
Coal India, Ltd.	476,670	1,357,151
Colgate-Palmolive India, Ltd.	18,183	353,278
Container Corp. of India, Ltd.	33,605	250,817
Cummins India, Ltd.	3,005	57,795
Dabur India, Ltd.	116,400	758,114
Divi’s Laboratories, Ltd.	18,485	737,457
DLF, Ltd.	91,200	473,350
Dr. Reddy’s Laboratories, Ltd.	23,894	1,433,589
Eicher Motors, Ltd.	17,086	688,566
GAIL India, Ltd.	558,143	731,471
Godrej Consumer Products, Ltd. (A)	45,369	504,687
Godrej Properties, Ltd. (A)	10,641	171,045
Grasim Industries, Ltd.	58,732	1,232,216
Gujarat Fluorochemicals, Ltd.	2,139	88,606
Gujarat Gas, Ltd.	26,004	148,424
Havells India, Ltd.	43,235	648,977
HCL Technologies, Ltd.	147,166	1,911,591
HDFC Asset Management Company, Ltd. (B)	7,381	159,460
HDFC Bank, Ltd.	413,321	8,521,096
HDFC Life Insurance Company, Ltd. (B)	68,658	445,031
Hero MotoCorp, Ltd.	33,035	1,033,400
Hindalco Industries, Ltd.	356,870	1,899,120
Hindustan Aeronautics, Ltd.	16,624	592,755
Hindustan Unilever, Ltd.	107,846	3,239,218
Housing Development Finance Corp., Ltd.	193,811	6,560,130
ICICI Bank, Ltd.	554,589	6,229,925
ICICI Lombard General Insurance Company, Ltd. (B)	28,135	370,905
ICICI Prudential Life Insurance Company, Ltd. (B)	31,418	166,426
Indian Oil Corp., Ltd.	954,524	948,852
Indian Railway Catering & Tourism Corp., Ltd.	20,610	155,640
Indus Towers, Ltd.	239,627	453,274
IndusInd Bank, Ltd.	23,860	336,166
Info Edge India, Ltd.	5,576	256,778
Infosys, Ltd.	388,218	5,943,793
InterGlobe Aviation, Ltd. (A)(B)	9,116	225,237
ITC, Ltd.	414,717	2,159,830
Jindal Steel & Power, Ltd.	91,445	650,335
JSW Energy, Ltd.	49,310	156,210
JSW Steel, Ltd.	315,085	2,797,547
Kotak Mahindra Bank, Ltd.	100,470	2,373,136
L&T Technology Services, Ltd. (B)	3,522	163,025
Larsen & Toubro, Ltd.	106,006	3,057,009
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
LTIMindtree, Ltd. (B)	6,229	$335,745
Mahindra & Mahindra, Ltd.	160,727	2,406,105
Marico, Ltd.	90,813	552,238
Maruti Suzuki India, Ltd.	10,698	1,125,015
Max Healthcare Institute, Ltd. (A)	35,892	199,994
Mphasis, Ltd.	9,077	201,752
MRF, Ltd.	171	185,740
Muthoot Finance, Ltd.	29,429	366,081
Nestle India, Ltd.	5,224	1,388,407
NHPC, Ltd.	204,174	110,025
NMDC, Ltd.	216,143	286,830
NTPC, Ltd.	1,166,044	2,450,742
Oberoi Realty, Ltd.	5,771	64,310
Oil & Natural Gas Corp., Ltd.	800,661	1,552,673
Page Industries, Ltd.	597	294,142
Persistent Systems, Ltd.	1,961	113,271
Petronet LNG, Ltd.	198,902	575,418
PI Industries, Ltd.	6,374	263,025
Pidilite Industries, Ltd.	22,088	651,820
Polycab India, Ltd.	3,492	136,332
Power Finance Corp., Ltd.	82,068	170,582
Power Grid Corp. of India, Ltd.	892,548	2,577,754
Procter & Gamble Hygiene & Health Care, Ltd.	1,623	277,653
Punjab National Bank	283,166	180,966
Reliance Industries, Ltd.	335,378	9,917,136
Samvardhana Motherson International, Ltd.	344,328	309,463
SBI Cards & Payment Services, Ltd.	25,792	242,993
SBI Life Insurance Company, Ltd. (B)	34,129	475,426
Schaeffler India, Ltd.	3,243	110,166
Shree Cement, Ltd.	1,209	356,137
Shriram Finance, Ltd.	31,704	516,337
Siemens, Ltd.	10,526	444,649
Solar Industries India, Ltd.	1,151	53,699
SRF, Ltd.	17,140	530,853
State Bank of India	235,864	1,660,404
Steel Authority of India, Ltd.	270,402	273,256
Sun Pharmaceutical Industries, Ltd.	85,714	1,033,192
Supreme Industries, Ltd.	1,612	53,471
Tata Communications, Ltd.	13,477	208,982
Tata Consultancy Services, Ltd.	108,842	4,275,942
Tata Consumer Products, Ltd.	69,055	642,906
Tata Elxsi, Ltd.	3,555	287,966
Tata Motors, Ltd. (A)	374,820	2,218,840
Tata Steel, Ltd.	1,843,621	2,433,042
Tech Mahindra, Ltd.	139,005	1,736,283
The Indian Hotels Company, Ltd.	37,782	156,509
The Tata Power Company, Ltd.	198,212	487,802
Titan Company, Ltd.	48,859	1,574,378
Torrent Pharmaceuticals, Ltd.	14,626	294,312
Trent, Ltd.	18,585	309,991
Tube Investments of India, Ltd.	8,454	267,040
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	25

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
India (continued)
TVS Motor Company, Ltd.	13,602	$189,280
UltraTech Cement, Ltd.	9,325	859,161
Union Bank of India, Ltd.	35,918	33,269
United Breweries, Ltd.	8,995	162,250
United Spirits, Ltd. (A)	39,974	379,194
UPL, Ltd.	136,872	1,236,320
Varun Beverages, Ltd.	27,716	488,371
Vedanta, Ltd.	403,548	1,376,781
Wipro, Ltd.	190,237	894,276
Zydus Lifesciences, Ltd.	55,343	352,030
Indonesia - 2.6%		18,612,234
Adaro Energy Indonesia Tbk PT	2,617,000	558,365
Aneka Tambang Tbk	1,099,100	157,335
Astra International Tbk PT	2,969,000	1,366,104
Bank Central Asia Tbk PT	5,650,600	3,485,885
Bank Mandiri Persero Tbk PT	6,360,800	2,243,840
Bank Negara Indonesia Persero Tbk PT	1,535,000	986,188
Bank Rakyat Indonesia Persero Tbk PT	8,317,650	2,891,617
Barito Pacific Tbk PT	3,885,250	221,144
Bukit Asam Tbk PT	383,100	108,114
Bumi Resources Tbk PT (A)	3,815,600	31,472
Chandra Asri Petrochemical Tbk PT (A)	475,000	76,414
Charoen Pokphand Indonesia Tbk PT	1,466,200	458,750
Dayamitra Telekomunikasi Tbk PT	921,200	43,956
Elang Mahkota Teknologi Tbk PT	2,515,100	120,869
Gudang Garam Tbk PT	92,400	179,194
Indah Kiat Pulp & Paper Tbk PT	343,600	182,106
Indofood CBP Sukses Makmur Tbk PT	280,700	202,345
Indofood Sukses Makmur Tbk PT	961,000	422,526
Indosat Tbk PT	128,900	61,506
Kalbe Farma Tbk PT	2,453,400	354,547
Mayora Indah Tbk PT	757,500	134,254
Merdeka Copper Gold Tbk PT (A)	1,605,789	431,275
Sarana Menara Nusantara Tbk PT	3,642,600	254,510
Semen Indonesia Persero Tbk PT (A)	742,046	300,966
Sumber Alfaria Trijaya Tbk PT	1,650,100	326,196
Telkom Indonesia Persero Tbk PT	6,778,700	1,963,836
Tower Bersama Infrastructure Tbk PT	790,600	111,018
United Tractors Tbk PT	401,200	790,367
Vale Indonesia Tbk PT (A)	310,300	147,535
Ireland - 0.3%		2,013,287
PDD Holdings, Inc., ADR (A)	29,542	2,013,287
Malaysia - 1.9%		13,101,323
Axiata Group BHD	397,395	266,385
CELCOMDIGI BHD	451,900	445,771
CIMB Group Holdings BHD	800,824	908,456
Dialog Group BHD	532,800	273,537
Genting BHD	439,200	462,782
Genting Malaysia BHD	518,000	314,714
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Malaysia (continued)
HAP Seng Consolidated BHD	78,800	$87,271
Hong Leong Bank BHD	89,000	401,852
Hong Leong Financial Group BHD	48,900	198,648
IHH Healthcare BHD	247,600	318,069
IOI Corp. BHD	405,200	347,016
Kuala Lumpur Kepong BHD	79,975	385,486
Malayan Banking BHD	717,022	1,392,088
Maxis BHD	272,400	268,705
MISC BHD	197,100	322,571
Mr. DIY Group M BHD (B)	122,500	43,392
Nestle Malaysia BHD	6,900	209,607
Petronas Chemicals Group BHD	207,900	329,993
Petronas Dagangan BHD	66,500	337,532
Petronas Gas BHD	85,500	323,944
PPB Group BHD	106,500	388,228
Press Metal Aluminium Holdings BHD	447,300	516,443
Public Bank BHD	1,697,100	1,480,040
QL Resources BHD	35,300	44,714
RHB Bank BHD	424,294	521,271
Sime Darby BHD	677,000	329,355
Sime Darby Plantation BHD	354,038	339,711
Telekom Malaysia BHD	244,270	271,624
Tenaga Nasional BHD	709,500	1,415,660
Westports Holdings BHD	197,700	156,458
Mexico - 2.9%		20,409,809
America Movil SAB de CV (A)	2,485,388	2,671,527
Arca Continental SAB de CV	49,364	469,997
Cemex SAB de CV (A)	2,550,188	1,528,218
Coca-Cola Femsa SAB de CV	24,060	198,626
El Puerto de Liverpool SAB de CV, Series C1	27,856	170,604
Fibra Uno Administracion SA de CV	331,140	455,435
Fomento Economico Mexicano SAB de CV	182,648	1,770,690
Gruma SAB de CV, Class B	20,415	319,528
Grupo Aeroportuario del Pacifico SAB de CV, Series B	47,928	849,388
Grupo Aeroportuario del Sureste SAB de CV, Series B	21,844	623,715
Grupo Bimbo SAB de CV, Series A	279,000	1,492,516
Grupo Carso SAB de CV, Series A1	67,204	380,223
Grupo Elektra SAB de CV (C)	5,001	319,633
Grupo Financiero Banorte SAB de CV, Series O	308,304	2,663,115
Grupo Financiero Inbursa SAB de CV, Series O (A)(C)	384,040	935,457
Grupo Mexico SAB de CV, Series B	496,008	2,417,761
Industrias Penoles SAB de CV (A)	7,100	109,418
Kimberly-Clark de Mexico SAB de CV, Class A	192,700	434,133
Wal-Mart de Mexico SAB de CV	647,140	2,599,825
Netherlands - 0.0%		383,286
NEPI Rockcastle NV	63,397	383,286
26	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Philippines - 1.1%		$7,808,218
Aboitiz Equity Ventures, Inc.	426,400	421,511
Aboitiz Power Corp.	525,400	360,480
ACEN Corp. (A)	675,320	73,281
Ayala Corp.	31,910	368,159
Ayala Land, Inc.	829,100	398,944
Bank of the Philippine Islands	511,879	994,460
BDO Unibank, Inc.	368,706	958,629
Globe Telecom, Inc.	6,269	192,422
International Container Terminal Services, Inc.	111,430	436,586
JG Summit Holdings, Inc.	401,863	367,870
Jollibee Foods Corp.	62,520	253,986
Manila Electric Company	52,950	324,096
Metropolitan Bank & Trust Company	447,242	473,204
Monde Nissin Corp. (B)	708,900	119,675
PLDT, Inc.	18,545	403,145
San Miguel Corp.	28,630	54,898
SM Investments Corp.	34,825	562,758
SM Prime Holdings, Inc.	936,900	574,303
Universal Robina Corp.	177,010	469,811
Poland - 0.9%		6,087,590
Allegro.eu SA (A)(B)	31,173	245,771
Bank Polska Kasa Opieki SA	34,150	789,906
Cyfrowy Polsat SA	38,579	162,144
Dino Polska SA (A)(B)	6,583	671,706
KGHM Polska Miedz SA	19,245	553,766
LPP SA	177	511,869
mBank SA (A)	521	43,631
PGE Polska Grupa Energetyczna SA (A)	135,629	224,812
Polski Koncern Naftowy ORLEN SA	94,555	1,445,157
Powszechna Kasa Oszczednosci Bank Polski SA	95,636	739,136
Powszechny Zaklad Ubezpieczen SA	52,185	481,669
Santander Bank Polska SA	2,675	218,023
Russia - 0.1%		390,689
Gazprom PJSC, ADR (A)(D)	551,670	73,372
LUKOIL PJSC, ADR (A)(D)	57,062	97,234
MMC Norilsk Nickel PJSC, ADR (A)(D)	94,236	55,034
Novatek PJSC, GDR (A)(D)	5,960	26,677
Novolipetsk Steel PJSC, GDR (A)(D)	6,243	3,165
Novolipetsk Steel PJSC, GDR (London Stock Exchange) (A)(D)	174	88
Polyus PJSC, GDR (A)(D)	6,556	12,017
Polyus PJSC, GDR (London Stock Exchange) (A)(D)	318	583
Rosneft Oil Company PJSC, GDR (A)(D)	223,704	33,556
Sberbank of Russia PJSC, ADR (A)(D)	263,203	88,963
Saudi Arabia - 3.6%		25,383,753
ACWA Power Company	3,910	163,251
Al Rajhi Bank	189,039	3,870,796
Alinma Bank	127,571	1,076,498
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Saudi Arabia (continued)
Almarai Company JSC	33,996	$533,864
Arabian Internet & Communications Services Company	1,012	75,279
Bank AlBilad (A)	37,783	416,543
Bank Al-Jazira	46,102	238,702
Banque Saudi Fransi	73,289	754,247
Bupa Arabia for Cooperative Insurance Company	3,519	165,503
Dar Al Arkan Real Estate Development Company (A)	21,691	92,994
Dr Sulaiman Al Habib Medical Services Group Company	11,687	894,278
Elm Company	2,238	264,333
Etihad Etisalat Company	93,470	1,146,351
Jarir Marketing Company	8,488	369,329
Mouwasat Medical Services Company	5,877	386,713
Nahdi Medical Company	1,441	68,848
Riyad Bank	180,483	1,443,595
SABIC Agri-Nutrients Company	31,430	1,119,537
Sahara International Petrochemical Company	81,177	837,590
Saudi Arabian Mining Company (A)	79,454	1,470,154
Saudi Basic Industries Corp.	87,713	2,158,506
Saudi Electricity Company	114,600	739,414
Saudi Industrial Investment Group	25,194	170,951
Saudi Kayan Petrochemical Company (A)	161,908	546,499
Saudi Research & Media Group (A)	1,228	69,017
Saudi Tadawul Group Holding Company	1,768	78,815
Saudi Telecom Company	165,833	1,989,625
The Saudi British Bank	45,246	436,090
The Saudi Investment Bank	39,272	171,508
The Saudi National Bank	237,348	3,094,440
Yanbu National Petrochemical Company	45,351	540,483
South Africa - 4.0%		28,188,864
Absa Group, Ltd.	109,920	1,067,953
African Rainbow Minerals, Ltd.	20,405	256,349
Anglo American Platinum, Ltd.	7,488	443,630
AngloGold Ashanti, Ltd.	70,854	1,896,583
Aspen Pharmacare Holdings, Ltd.	44,816	448,068
Bid Corp., Ltd.	41,674	948,869
Capitec Bank Holdings, Ltd.	13,039	1,135,950
Clicks Group, Ltd.	36,843	538,708
Discovery, Ltd. (A)	94,668	744,400
Exxaro Resources, Ltd.	35,684	374,371
FirstRand, Ltd.	634,526	2,233,573
Gold Fields, Ltd.	188,341	2,926,000
Impala Platinum Holdings, Ltd.	143,568	1,395,653
Investec, Ltd.	41,043	225,825
Kumba Iron Ore, Ltd.	7,454	180,898
MTN Group, Ltd.	128,858	904,358
MultiChoice Group	16,222	101,580
Naspers, Ltd., N Shares	15,557	2,774,840
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	27

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Africa (continued)
Nedbank Group, Ltd.	90,813	$1,048,258
Northam Platinum Holdings, Ltd. (A)	55,372	542,219
Pepkor Holdings, Ltd. (B)	142,973	132,544
Sanlam, Ltd.	385,365	1,189,370
Sasol, Ltd.	83,835	1,087,476
Shoprite Holdings, Ltd.	81,911	998,814
Sibanye Stillwater, Ltd.	580,076	1,280,791
Standard Bank Group, Ltd.	183,986	1,723,660
The Bidvest Group, Ltd.	39,262	538,024
Vodacom Group, Ltd.	96,601	661,645
Woolworths Holdings, Ltd.	109,184	388,455
South Korea - 12.8%		89,839,319
AMOREPACIFIC Corp.	2,956	272,321
AMOREPACIFIC Group	4,604	125,901
Celltrion Healthcare Company, Ltd.	7,433	385,423
Celltrion Pharm, Inc. (A)	62	3,780
Celltrion, Inc.	9,171	1,100,465
CJ CheilJedang Corp.	2,003	463,186
Coway Company, Ltd.	12,141	444,946
DB Insurance Company, Ltd.	5,993	376,130
Doosan Enerbility Company, Ltd. (A)	23,959	298,771
Ecopro BM Company, Ltd.	4,326	863,002
Ecopro Company, Ltd.	435	237,261
E-MART, Inc.	3,629	264,637
F&F Company, Ltd.	1,723	181,517
GS Holdings Corp.	15,089	447,574
Hana Financial Group, Inc.	64,211	2,012,591
Hanjin Kal Corp.	2,151	63,563
Hankook Tire & Technology Company, Ltd.	16,020	412,948
Hanmi Pharm Company, Ltd.	754	181,965
Hanon Systems	27,215	186,463
Hanwha Aerospace Company, Ltd.	656	50,337
Hanwha Solutions Corp. (A)	13,616	487,812
HD Hyundai Company, Ltd.	8,871	392,381
HD Hyundai Heavy Industries Company, Ltd. (A)	575	47,086
HD Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	8,430	534,118
HLB, Inc. (A)	6,363	168,060
HMM Company, Ltd.	39,366	600,020
HYBE Company, Ltd. (A)	1,237	249,544
Hyundai Engineering & Construction Company, Ltd.	14,376	440,389
Hyundai Glovis Company, Ltd.	5,217	638,092
Hyundai Mobis Company, Ltd.	8,527	1,385,701
Hyundai Motor Company	18,623	2,748,089
Hyundai Steel Company	13,763	374,822
Industrial Bank of Korea	60,573	455,293
Kakao Corp.	23,779	1,032,247
Kakao Games Corp. (A)	2,433	73,350
Kangwon Land, Inc.	11,875	167,691
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
KB Financial Group, Inc.	55,971	$2,070,057
Kia Corp.	36,252	2,288,773
Korea Aerospace Industries, Ltd.	3,237	132,537
Korea Electric Power Corp. (A)	49,134	685,761
Korea Investment Holdings Company, Ltd.	9,147	376,569
Korea Zinc Company, Ltd.	1,537	589,122
Korean Air Lines Company, Ltd.	24,204	413,226
KT&G Corp.	13,464	863,129
Kumho Petrochemical Company, Ltd.	3,250	331,216
L&F Company, Ltd.	1,506	298,184
LG Chem, Ltd.	3,640	2,012,552
LG Corp.	25,819	1,686,029
LG Display Company, Ltd. (A)	53,590	594,199
LG Electronics, Inc.	26,997	2,204,701
LG Energy Solution, Ltd. (A)	625	271,313
LG H&H Company, Ltd.	1,105	514,357
LG Innotek Company, Ltd.	1,916	378,648
LG Uplus Corp.	76,611	630,793
Lotte Chemical Corp.	3,930	493,599
Lotte Corp.	8,331	174,289
Lotte Energy Materials Corp.	799	35,938
Macquarie Korea Infrastructure Fund	25,570	237,474
Meritz Financial Group, Inc. (A)	9,437	323,639
Mirae Asset Securities Company, Ltd.	55,997	290,361
NAVER Corp.	10,123	1,454,463
NCSoft Corp.	2,067	582,232
Netmarble Corp. (A)(B)	3,533	171,054
Orion Corp.	3,084	333,885
Pearl Abyss Corp. (A)	2,119	68,158
POSCO Future M Company, Ltd.	2,424	606,724
POSCO Holdings, Inc.	9,488	2,672,576
Posco International Corp.	4,559	91,289
Samsung Biologics Company, Ltd. (A)(B)	1,115	650,639
Samsung C&T Corp.	12,812	1,049,160
Samsung Card Company, Ltd.	5,010	111,550
Samsung Electro-Mechanics Company, Ltd.	8,460	909,589
Samsung Electronics Company, Ltd.	575,651	28,171,797
Samsung Engineering Company, Ltd. (A)	14,616	317,787
Samsung Fire & Marine Insurance Company, Ltd.	7,999	1,344,721
Samsung Heavy Industries Company, Ltd. (A)	88,574	375,897
Samsung Life Insurance Company, Ltd.	15,139	749,937
Samsung SDI Company, Ltd.	4,031	2,081,157
Samsung SDS Company, Ltd.	4,390	384,748
Shinhan Financial Group Company, Ltd.	75,659	1,975,704
SK Biopharmaceuticals Company, Ltd. (A)	1,346	69,392
SK Bioscience Company, Ltd. (A)	1,603	84,318
SK Hynix, Inc.	78,667	5,260,532
SK IE Technology Company, Ltd. (A)(B)	1,718	99,224
SK Innovation Company, Ltd. (A)	7,222	934,047
SK Telecom Company, Ltd.	24,113	859,377
28	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
South Korea (continued)
SK, Inc.	5,732	$695,943
SKC Company, Ltd.	1,069	79,392
S-Oil Corp.	8,768	488,712
Woori Financial Group, Inc.	103,079	903,405
Yuhan Corp.	4,600	197,968
Taiwan - 16.4%		115,260,705
Accton Technology Corp.	78,000	758,624
Advanced Energy Solution Holding Company, Ltd.	1,000	22,282
Advantech Company, Ltd.	52,989	639,470
Airtac International Group	16,743	604,529
ASE Technology Holding Company, Ltd.	721,000	2,368,740
Asia Cement Corp.	521,000	744,830
ASMedia Technology, Inc.	4,000	147,678
ASPEED Technology, Inc.	1,000	85,061
Asustek Computer, Inc.	128,000	1,176,222
AUO Corp.	1,353,600	748,514
Catcher Technology Company, Ltd.	148,000	871,367
Cathay Financial Holding Company, Ltd.	1,370,513	1,892,438
Chailease Holding Company, Ltd.	225,496	1,635,703
Chang Hwa Commercial Bank, Ltd.	1,279,139	740,625
Cheng Shin Rubber Industry Company, Ltd.	433,000	532,403
China Airlines, Ltd.	527,000	325,705
China Development Financial Holding Corp.	3,858,159	1,644,039
China Steel Corp.	1,790,000	1,694,364
Chunghwa Telecom Company, Ltd.	421,000	1,739,188
Compal Electronics, Inc.	844,000	657,520
CTBC Financial Holding Company, Ltd.	2,890,000	2,124,551
Delta Electronics, Inc.	155,000	1,512,564
E Ink Holdings, Inc.	54,000	334,618
E.Sun Financial Holding Company, Ltd.	2,283,399	1,853,161
Eclat Textile Company, Ltd.	26,000	412,296
eMemory Technology, Inc.	7,000	415,549
Eva Airways Corp.	475,000	414,857
Evergreen Marine Corp. Taiwan, Ltd.	178,000	935,090
Far Eastern New Century Corp.	842,000	873,703
Far EasTone Telecommunications Company, Ltd.	342,000	877,736
Feng TAY Enterprise Company, Ltd.	122,680	760,203
First Financial Holding Company, Ltd.	2,299,901	2,027,399
Formosa Chemicals & Fibre Corp.	587,000	1,315,583
Formosa Petrochemical Corp.	241,000	680,452
Formosa Plastics Corp.	622,000	1,899,839
Formosa Sumco Technology Corp.	3,000	14,540
Fubon Financial Holding Company, Ltd.	1,141,077	2,189,918
Giant Manufacturing Company, Ltd.	21,797	130,105
Global Unichip Corp.	4,000	129,593
Globalwafers Company, Ltd.	47,000	735,366
Hiwin Technologies Corp.	36,845	281,648
Hon Hai Precision Industry Company, Ltd.	1,367,800	4,649,430
Hotai Motor Company, Ltd.	44,000	946,052
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Hua Nan Financial Holdings Company, Ltd.	2,199,097	$1,566,568
Innolux Corp.	1,677,875	731,350
Inventec Corp.	573,000	616,941
Largan Precision Company, Ltd.	14,000	915,345
Lite-On Technology Corp.	450,000	1,075,872
Lotes Company, Ltd.	4,000	114,239
MediaTek, Inc.	168,000	3,634,057
Mega Financial Holding Company, Ltd.	1,640,225	1,816,692
Micro-Star International Company, Ltd.	165,000	780,922
momo.com, Inc.	9,920	267,502
Nan Ya Plastics Corp.	823,000	2,088,119
Nan Ya Printed Circuit Board Corp.	29,000	258,941
Nanya Technology Corp.	223,000	491,808
Nien Made Enterprise Company, Ltd.	13,000	142,718
Novatek Microelectronics Corp.	116,000	1,579,117
Oneness Biotech Company, Ltd. (A)	19,000	148,947
Pegatron Corp.	456,000	1,038,302
PharmaEssentia Corp. (A)	11,307	136,269
Phison Electronics Corp.	11,000	139,188
Polaris Group (A)	11,000	33,992
Pou Chen Corp.	552,000	570,090
President Chain Store Corp.	107,000	941,482
Quanta Computer, Inc.	487,000	1,360,764
Realtek Semiconductor Corp.	71,000	829,113
Ruentex Development Company, Ltd.	160,500	186,904
Shin Kong Financial Holding Company, Ltd.	3,118,140	849,964
Sino-American Silicon Products, Inc.	105,000	503,781
SinoPac Financial Holdings Company, Ltd.	2,511,363	1,364,227
Synnex Technology International Corp.	115,000	231,552
TA Chen Stainless Pipe	250,150	361,687
Taishin Financial Holding Company, Ltd.	2,551,001	1,435,547
Taiwan Business Bank	489,000	221,893
Taiwan Cement Corp.	1,137,117	1,431,452
Taiwan Cooperative Financial Holding Company, Ltd.	1,485,843	1,292,878
Taiwan High Speed Rail Corp.	404,000	408,041
Taiwan Mobile Company, Ltd.	253,000	851,769
Taiwan Semiconductor Manufacturing Company, Ltd.	1,664,000	27,171,765
The Shanghai Commercial & Savings Bank, Ltd.	623,265	941,715
Unimicron Technology Corp.	209,000	985,769
Uni-President Enterprises Corp.	383,000	916,933
United Microelectronics Corp.	1,707,000	2,726,314
Vanguard International Semiconductor Corp.	170,000	479,434
Voltronic Power Technology Corp.	8,000	457,998
Walsin Lihwa Corp.	237,000	382,762
Wan Hai Lines, Ltd.	173,950	367,789
Win Semiconductors Corp.	59,000	313,784
Winbond Electronics Corp.	349,000	294,594
Wistron Corp.	125,000	189,071
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	29

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Taiwan (continued)
Wiwynn Corp.	21,000	$795,804
Yageo Corp.	66,469	1,072,412
Yang Ming Marine Transport Corp.	364,000	747,122
Yuanta Financial Holding Company, Ltd.	2,778,230	2,042,384
Zhen Ding Technology Holding, Ltd.	114,000	413,467
Thailand - 2.3%		15,987,962
Advanced Info Service PCL, NVDR	148,300	929,386
Airports of Thailand PCL, NVDR (A)	345,800	741,778
Asset World Corp. PCL, NVDR	844,800	131,121
B Grimm Power PCL, NVDR	101,900	115,634
Bangkok Bank PCL, NVDR	81,900	376,552
Bangkok Dusit Medical Services PCL, NVDR	346,300	296,633
Bangkok Expressway & Metro PCL, NVDR	970,000	251,395
Bank of Ayudhya PCL, NVDR	184,500	158,039
Berli Jucker PCL, NVDR	215,200	245,781
BTS Group Holdings PCL, NVDR	1,091,300	246,080
Bumrungrad Hospital PCL, NVDR	49,900	347,791
Carabao Group PCL, NVDR	46,700	97,783
Central Pattana PCL, NVDR	179,300	357,051
Central Retail Corp. PCL, NVDR	422,900	554,207
Charoen Pokphand Foods PCL, NVDR	935,900	556,374
CP ALL PCL, NVDR	355,700	674,473
Delta Electronics Thailand PCL, NVDR	401,000	854,316
Electricity Generating PCL, NVDR	47,100	215,862
Energy Absolute PCL, NVDR	272,100	539,857
Global Power Synergy PCL, NVDR	115,286	216,072
Gulf Energy Development PCL, NVDR	399,840	594,242
Home Product Center PCL, NVDR	562,600	230,658
Indorama Ventures PCL, NVDR	366,300	364,718
Intouch Holdings PCL, NVDR	82,800	181,858
Kasikornbank PCL, NVDR	83,500	305,659
Krung Thai Bank PCL, NVDR	501,400	264,300
Krungthai Card PCL, NVDR	147,000	227,081
Land & Houses PCL, NVDR	592,500	170,042
Minor International PCL, NVDR	423,529	390,692
Muangthai Capital PCL, NVDR	93,200	92,797
Osotspa PCL, NVDR	116,000	100,212
PTT Exploration & Production PCL, NVDR	322,400	1,397,326
PTT Global Chemical PCL, NVDR	263,200	319,871
PTT Oil & Retail Business PCL, NVDR	305,700	198,742
PTT PCL, NVDR	1,492,400	1,354,840
SCB X PCL, NVDR	118,200	358,260
SCG Packaging PCL, NVDR	120,100	154,752
Thai Beverage PCL	1,183,100	567,540
Thai Oil PCL, NVDR	202,461	275,699
The Siam Cement PCL, NVDR	43,000	395,402
TMBThanachart Bank PCL, NVDR	3,228,385	137,086
Turkey - 0.5%		3,532,189
Akbank TAS	443,405	365,928
Arcelik AS (A)	2,866	14,272
MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value
Turkey (continued)
Aselsan Elektronik Sanayi Ve Ticaret AS	41,050	$94,392
BIM Birlesik Magazalar AS	64,696	519,611
Enka Insaat ve Sanayi AS	201,547	283,331
Eregli Demir ve Celik Fabrikalari TAS (A)	154,933	264,007
Ford Otomotiv Sanayi AS	9,256	255,765
Hektas Ticaret TAS (A)	12,558	17,396
KOC Holding AS	131,195	510,324
Koza Altin Isletmeleri AS	17,616	17,101
Oyak Cimento Fabrikalari AS (A)	9,888	15,354
Tofas Turk Otomobil Fabrikasi AS	1,936	19,113
Turk Hava Yollari AO (A)	30,067	197,579
Turkcell Iletisim Hizmetleri AS	163,650	278,525
Turkiye Is Bankasi AS, Class C	431,626	240,356
Turkiye Petrol Rafinerileri AS	83,251	283,807
Turkiye Sise ve Cam Fabrikalari AS	38,038	72,093
Yapi ve Kredi Bankasi AS	170,937	83,235
United Kingdom - 0.0%		96,271
Pepco Group NV (A)	10,017	96,271
United States - 0.2%		1,183,014

BeiGene, Ltd., ADR (A)	4,640	1,183,014

PREFERRED SECURITIES - 1.6%		$11,295,706
(Cost $14,797,666)
Brazil - 1.5%		10,449,073
Banco Bradesco SA	602,447	1,667,828
Centrais Eletricas Brasileiras SA, B Shares	38,660	281,362
Cia Energetica de Minas Gerais	211,659	522,500
Cia Paranaense de Energia, B Shares	166,800	267,395
Gerdau SA	256,580	1,291,401
Itau Unibanco Holding SA	485,750	2,516,693
Petroleo Brasileiro SA	805,900	3,817,790
Raizen SA	131,900	84,104
Chile - 0.1%		846,633

Sociedad Quimica y Minera de Chile SA, B Shares	12,428	846,633

RIGHTS - 0.0%		$1,365
(Cost $0)
Localiza Rent a Car SA (Expiration Date: 5-12-23) (A)(E)	398	1,365

SHORT-TERM INVESTMENTS - 0.2%		$1,479,686
(Cost $1,479,701)
Short-term funds - 0.2%		1,479,686
John Hancock Collateral Trust, 4.9058% (F)(G)	32,329	323,200
30	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR EMERGING MARKETS ETF (continued)

	Shares or Principal Amount	Value

State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.7429% (F)	1,156,486	1,156,486
Total investments (Multifactor Emerging Markets ETF) (Cost $689,449,482) - 100.1%		$703,854,174
Other assets and liabilities, net - (0.1%)		(485,163)
Total net assets - 100.0%		$703,369,011

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 4-30-23.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 4-30-23.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR LARGE CAP ETF

As of 4-30-23
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$717,786,192
(Cost $643,647,713)
Communication services – 6.3%		45,650,323
Diversified telecommunication services – 0.7%
AT&T, Inc.	112,184	1,982,291
Iridium Communications, Inc.	415	26,340
Verizon Communications, Inc.	76,006	2,951,313
Entertainment – 1.2%
Activision Blizzard, Inc. (A)	15,054	1,169,846
Electronic Arts, Inc.	8,024	1,021,295
Endeavor Group Holdings, Inc., Class A (A)	1,716	44,238
Liberty Media Corp.-Liberty Formula One, Series A (A)	855	55,387
Liberty Media Corp.-Liberty Formula One, Series C (A)	6,917	499,338
Live Nation Entertainment, Inc. (A)	4,427	300,062
Netflix, Inc. (A)	4,708	1,553,310
ROBLOX Corp., Class A (A)	1,006	35,814
Roku, Inc. (A)	1,661	93,365
Spotify Technology SA (A)	1,200	160,320
Take-Two Interactive Software, Inc. (A)	4,381	544,514
The Walt Disney Company (A)	22,632	2,319,780
Warner Brothers Discovery, Inc. (A)	56,748	772,340
Warner Music Group Corp., Class A	2,932	89,338
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Interactive media and services – 3.0%
Alphabet, Inc., Class A (A)	107,300	$11,517,582
Alphabet, Inc., Class C (A)	21,377	2,313,419
Match Group, Inc. (A)	5,805	214,205
Meta Platforms, Inc., Class A (A)	31,681	7,613,578
Pinterest, Inc., Class A (A)	7,221	166,083
Snap, Inc., Class A (A)	10,367	90,297
ZoomInfo Technologies, Inc. (A)	3,162	69,279
Media – 1.2%
Charter Communications, Inc., Class A (A)	1,858	685,045
Comcast Corp., Class A	78,260	3,237,616
Fox Corp., Class A	12,023	399,885
Fox Corp., Class B	4,771	145,706
Liberty Broadband Corp., Series A (A)	480	40,574
Liberty Broadband Corp., Series C (A)	6,560	556,157
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	4,879	137,100
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	3,676	102,707
News Corp., Class A	13,636	240,130
News Corp., Class B	4,114	73,024
Nexstar Media Group, Inc.	869	150,728
Omnicom Group, Inc.	11,102	1,005,508
Paramount Global, Class A	239	6,324
Paramount Global, Class B	16,346	381,352
Sirius XM Holdings, Inc. (B)	28,861	109,672
The Interpublic Group of Companies, Inc.	22,232	794,349
The Trade Desk, Inc., Class A (A)	9,922	638,381
Wireless telecommunication services – 0.2%
T-Mobile US, Inc. (A)	9,331	1,342,731
Consumer discretionary – 9.8%		70,270,008
Automobile components – 0.3%
Aptiv PLC (A)	7,482	769,599
Autoliv, Inc.	3,817	327,537
BorgWarner, Inc.	9,675	465,658
Gentex Corp.	9,495	261,967
Lear Corp.	3,293	420,384
Automobiles – 0.7%
Ford Motor Company	74,438	884,323
General Motors Company	26,541	876,915
Harley-Davidson, Inc.	786	29,161
Rivian Automotive, Inc., Class A (A)(B)	6,624	84,920
Tesla, Inc. (A)	19,840	3,259,910
Broadline retail – 1.8%
Amazon.com, Inc. (A)	112,772	11,891,807
eBay, Inc.	21,681	1,006,649
Etsy, Inc. (A)	3,047	307,838
Distributors – 0.3%
Genuine Parts Company	6,913	1,163,527
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	31

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Distributors (continued)
LKQ Corp.	10,476	$604,779
Pool Corp.	1,384	486,227
Diversified consumer services – 0.1%
ADT, Inc.	2,129	14,264
Service Corp. International	8,726	612,478
Hotels, restaurants and leisure – 2.3%
Airbnb, Inc., Class A (A)	761	91,069
Aramark	10,378	360,117
Booking Holdings, Inc. (A)	505	1,356,587
Caesars Entertainment, Inc. (A)	5,018	227,265
Carnival Corp. (A)(B)	19,278	177,550
Chipotle Mexican Grill, Inc. (A)	637	1,317,074
Choice Hotels International, Inc.	222	28,309
Churchill Downs, Inc.	951	278,196
Darden Restaurants, Inc.	6,203	942,422
Domino’s Pizza, Inc.	1,207	383,186
DoorDash, Inc., Class A (A)	761	46,566
DraftKings, Inc., Class A (A)	7,252	158,891
Expedia Group, Inc. (A)	4,530	425,639
Hilton Worldwide Holdings, Inc.	7,936	1,142,943
Hyatt Hotels Corp., Class A (A)	1,481	169,278
Las Vegas Sands Corp. (A)	7,109	453,910
Marriott International, Inc., Class A	6,184	1,047,199
McDonald’s Corp.	9,648	2,853,396
MGM Resorts International	16,540	742,977
Planet Fitness, Inc., Class A (A)	295	24,526
Royal Caribbean Cruises, Ltd. (A)	7,039	460,562
Starbucks Corp.	15,998	1,828,411
Texas Roadhouse, Inc.	438	48,452
Vail Resorts, Inc.	1,613	387,959
Wynn Resorts, Ltd. (A)	3,043	347,754
Yum! Brands, Inc.	7,881	1,107,911
Household durables – 0.8%
D.R. Horton, Inc.	15,210	1,670,362
Garmin, Ltd.	5,611	550,832
Lennar Corp., A Shares	10,463	1,180,331
Lennar Corp., B Shares	499	48,812
Mohawk Industries, Inc. (A)	2,552	270,257
NVR, Inc. (A)	195	1,138,800
PulteGroup, Inc.	11,132	747,514
Tempur Sealy International, Inc.	611	22,894
Whirlpool Corp.	2,991	417,514
Leisure products – 0.1%
Hasbro, Inc.	5,743	340,100
Mattel, Inc. (A)	9,224	166,032
Polaris, Inc.	950	103,218
Specialty retail – 2.6%
Advance Auto Parts, Inc.	2,757	346,086
AutoNation, Inc. (A)	781	102,858
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
AutoZone, Inc. (A)	398	$1,059,997
Bath & Body Works, Inc.	5,748	201,755
Best Buy Company, Inc.	14,192	1,057,588
Burlington Stores, Inc. (A)	2,067	398,538
CarMax, Inc. (A)	7,651	535,800
Chewy, Inc., Class A (A)	1,265	39,228
Dick’s Sporting Goods, Inc.	2,309	334,828
Five Below, Inc. (A)	1,551	306,105
Floor & Decor Holdings, Inc., Class A (A)	3,065	304,477
Lithia Motors, Inc.	1,045	230,830
Lowe’s Companies, Inc.	8,631	1,793,781
O’Reilly Automotive, Inc. (A)	1,324	1,214,518
Penske Automotive Group, Inc.	358	49,612
RH (A)(B)	496	126,544
Ross Stores, Inc.	13,080	1,396,028
The Home Depot, Inc.	12,459	3,744,428
The TJX Companies, Inc.	19,875	1,566,548
Tractor Supply Company	6,669	1,589,890
Ulta Beauty, Inc. (A)	2,664	1,469,010
Williams-Sonoma, Inc.	3,406	412,262
Textiles, apparel and luxury goods – 0.8%
Capri Holdings, Ltd. (A)	2,512	104,248
Crocs, Inc. (A)	549	67,895
Deckers Outdoor Corp. (A)	1,103	528,712
Levi Strauss & Company, Class A (B)	1,822	26,346
Lululemon Athletica, Inc. (A)	3,979	1,511,741
NIKE, Inc., Class B	18,833	2,386,518
Ralph Lauren Corp.	1,098	126,039
Skechers USA, Inc., Class A (A)	944	50,211
Tapestry, Inc.	9,850	401,979
VF Corp.	10,755	252,850
Consumer staples – 7.2%		51,513,150
Beverages – 1.4%
Brown-Forman Corp., Class A	1,953	128,664
Brown-Forman Corp., Class B	7,507	488,631
Celsius Holdings, Inc. (A)	369	35,265
Constellation Brands, Inc., Class A	4,409	1,011,733
Keurig Dr. Pepper, Inc.	12,678	414,571
Molson Coors Beverage Company, Class B	7,086	421,475
Monster Beverage Corp. (A)	15,732	880,992
PepsiCo, Inc.	19,648	3,750,607
The Coca-Cola Company	50,382	3,232,005
Consumer staples distribution and retail – 2.3%
Albertsons Companies, Inc., Class A	4,515	94,364
BJ’s Wholesale Club Holdings, Inc. (A)	2,857	218,189
Casey’s General Stores, Inc.	609	139,351
Costco Wholesale Corp.	6,479	3,260,362
Dollar General Corp.	6,683	1,480,017
Dollar Tree, Inc. (A)	9,776	1,502,669
32	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Consumer staples distribution and retail (continued)
Performance Food Group Company (A)	3,215	$201,548
Sysco Corp.	13,378	1,026,628
Target Corp.	10,551	1,664,420
The Kroger Company	42,600	2,071,638
U.S. Foods Holding Corp. (A)	8,163	313,459
Walgreens Boots Alliance, Inc.	19,605	691,076
Walmart, Inc.	24,496	3,698,161
Food products – 1.7%
Archer-Daniels-Midland Company	14,997	1,170,966
Bunge, Ltd.	6,256	585,562
Campbell Soup Company	9,309	505,479
Conagra Brands, Inc.	18,388	698,008
Darling Ingredients, Inc. (A)	4,819	287,068
General Mills, Inc.	17,432	1,544,998
Hormel Foods Corp.	9,712	392,753
Kellogg Company	10,952	764,121
Lamb Weston Holdings, Inc.	5,479	612,607
McCormick & Company, Inc.	10,225	898,266
Mondelez International, Inc., Class A	23,560	1,807,523
The Hershey Company	3,599	982,743
The J.M. Smucker Company	4,091	631,691
The Kraft Heinz Company	13,239	519,896
Tyson Foods, Inc., Class A	10,512	656,895
Household products – 1.3%
Church & Dwight Company, Inc.	9,044	878,353
Colgate-Palmolive Company	13,931	1,111,694
Kimberly-Clark Corp.	6,126	887,596
The Clorox Company	5,455	903,457
The Procter & Gamble Company	33,702	5,270,319
Personal care products – 0.1%
Coty, Inc., Class A (A)	2,722	32,310
The Estee Lauder Companies, Inc., Class A	3,075	758,664
Tobacco – 0.4%
Altria Group, Inc.	25,539	1,213,358
Philip Morris International, Inc.	16,735	1,672,998
Energy – 4.9%		35,001,246
Energy equipment and services – 0.4%
Baker Hughes Company	24,637	720,386
Halliburton Company	24,551	804,045
NOV, Inc.	5,254	88,005
Schlumberger, Ltd.	21,723	1,072,030
TechnipFMC PLC (A)	1,729	23,670
Oil, gas and consumable fuels – 4.5%
Antero Resources Corp. (A)	2,715	62,418
APA Corp.	5,691	209,713
Cheniere Energy, Inc.	6,312	965,736
Chesapeake Energy Corp.	3,144	259,946
Chevron Corp.	27,324	4,606,280
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
ConocoPhillips	24,590	$2,530,065
Coterra Energy, Inc.	19,524	499,814
Devon Energy Corp.	13,772	735,838
Diamondback Energy, Inc.	7,289	1,036,496
EOG Resources, Inc.	15,171	1,812,479
EQT Corp.	6,589	229,561
Exxon Mobil Corp.	57,804	6,840,525
Hess Corp.	9,980	1,447,699
HF Sinclair Corp.	2,123	93,646
Kinder Morgan, Inc.	55,765	956,370
Marathon Oil Corp.	28,959	699,649
Marathon Petroleum Corp.	15,223	1,857,206
Matador Resources Company	1,171	57,414
New Fortress Energy, Inc.	255	7,724
Occidental Petroleum Corp.	19,646	1,208,818
ONEOK, Inc.	14,668	959,434
Ovintiv, Inc.	6,311	227,701
Phillips 66	10,480	1,037,520
Pioneer Natural Resources Company	4,519	983,108
Targa Resources Corp.	5,131	387,544
Texas Pacific Land Corp.	164	242,335
The Williams Companies, Inc.	19,302	584,079
Valero Energy Corp.	15,296	1,753,992
Financials – 13.9%		100,174,155
Banks – 3.1%
Bank of America Corp.	98,646	2,888,355
BOK Financial Corp.	172	14,426
Citigroup, Inc.	35,881	1,688,919
Citizens Financial Group, Inc.	19,513	603,732
Comerica, Inc.	6,877	298,255
Commerce Bancshares, Inc.	4,409	246,243
Cullen/Frost Bankers, Inc.	917	101,099
East West Bancorp, Inc.	5,688	294,013
Fifth Third Bancorp	34,376	900,651
First Citizens BancShares, Inc., Class A	255	256,831
First Horizon Corp.	16,066	281,958
First Republic Bank (B)	5,866	20,590
Huntington Bancshares, Inc.	51,618	578,122
JPMorgan Chase & Co.	43,965	6,077,722
KeyCorp	45,413	511,350
M&T Bank Corp.	5,944	747,755
Regions Financial Corp.	52,154	952,332
The PNC Financial Services Group, Inc.	8,394	1,093,319
Truist Financial Corp.	28,615	932,277
U.S. Bancorp	26,916	922,680
Webster Financial Corp.	3,614	134,802
Wells Fargo & Company	65,949	2,621,473
Western Alliance Bancorp	2,749	102,043
Zions Bancorp NA	7,760	216,194
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	33

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets – 3.3%
Ameriprise Financial, Inc.	5,621	$1,715,080
Ares Management Corp., Class A	3,712	325,134
BlackRock, Inc.	1,632	1,095,398
CME Group, Inc.	4,455	827,605
FactSet Research Systems, Inc.	1,464	602,714
Franklin Resources, Inc.	12,600	338,688
Interactive Brokers Group, Inc., Class A	305	23,744
Intercontinental Exchange, Inc.	10,155	1,106,184
Invesco, Ltd.	10,071	172,516
Jefferies Financial Group, Inc.	4,277	136,992
KKR & Company, Inc.	9,666	512,975
LPL Financial Holdings, Inc.	3,073	641,765
MarketAxess Holdings, Inc.	1,233	392,550
Moody’s Corp.	3,624	1,134,747
Morgan Stanley	26,185	2,355,864
Morningstar, Inc.	818	145,858
MSCI, Inc.	1,669	805,209
Nasdaq, Inc.	13,479	746,332
Northern Trust Corp.	8,860	692,498
Raymond James Financial, Inc.	8,102	733,474
Robinhood Markets, Inc., Class A (A)	6,514	57,649
S&P Global, Inc.	4,576	1,659,166
SEI Investments Company	6,306	371,486
State Street Corp.	13,486	974,498
Stifel Financial Corp.	1,587	95,172
T. Rowe Price Group, Inc.	6,634	745,197
The Bank of New York Mellon Corp.	26,845	1,143,329
The Blackstone Group, Inc.	7,847	700,973
The Carlyle Group, Inc.	1,697	51,470
The Charles Schwab Corp.	21,922	1,145,205
The Goldman Sachs Group, Inc.	5,773	1,982,679
TPG, Inc.	1,087	31,490
Tradeweb Markets, Inc., Class A	2,056	144,763
Consumer finance – 0.8%
Ally Financial, Inc.	23,580	622,040
American Express Company	10,710	1,727,951
Capital One Financial Corp.	13,550	1,318,415
Discover Financial Services	13,929	1,441,234
Synchrony Financial	25,678	757,758
Financial services – 3.3%
Apollo Global Management, Inc.	10,157	643,852
Berkshire Hathaway, Inc., Class B (A)	21,728	7,138,734
Block, Inc. (A)	3,293	200,181
Equitable Holdings, Inc.	17,094	444,273
Fidelity National Information Services, Inc.	9,333	548,034
Fiserv, Inc. (A)	9,032	1,102,988
FleetCor Technologies, Inc. (A)	3,266	698,663
Global Payments, Inc.	6,771	763,159
Jack Henry & Associates, Inc.	3,016	492,633
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Financial services (continued)
Mastercard, Inc., Class A	12,205	$4,638,266
PayPal Holdings, Inc. (A)	13,541	1,029,116
Rocket Companies, Inc., Class A (A)	1,014	9,035
Toast, Inc., Class A (A)	830	15,106
Visa, Inc., Class A	23,064	5,367,685
Voya Financial, Inc.	826	63,172
WEX, Inc. (A)	1,436	254,675
Insurance – 3.4%
Aflac, Inc.	16,756	1,170,407
American Financial Group, Inc.	3,255	399,486
American International Group, Inc.	27,444	1,455,630
Aon PLC, Class A	4,193	1,363,480
Arch Capital Group, Ltd. (A)	14,232	1,068,396
Arthur J. Gallagher & Company	7,227	1,503,650
Assurant, Inc.	1,801	221,757
Brown & Brown, Inc.	8,794	566,246
Chubb, Ltd.	6,278	1,265,394
Cincinnati Financial Corp.	5,989	637,469
CNA Financial Corp.	1,460	56,809
Erie Indemnity Company, Class A	855	185,817
Everest Re Group, Ltd.	1,661	627,858
Fidelity National Financial, Inc.	13,058	463,428
Globe Life, Inc.	4,679	507,765
Kinsale Capital Group, Inc.	98	32,018
Loews Corp.	11,437	658,428
Markel Corp. (A)	455	622,681
Marsh & McLennan Companies, Inc.	8,085	1,456,836
MetLife, Inc.	13,118	804,527
Old Republic International Corp.	7,001	176,915
Primerica, Inc.	234	42,707
Principal Financial Group, Inc.	13,285	992,257
Prudential Financial, Inc.	11,967	1,041,129
Reinsurance Group of America, Inc.	2,832	403,050
RenaissanceRe Holdings, Ltd.	173	37,266
The Allstate Corp.	11,122	1,287,483
The Hartford Financial Services Group, Inc.	19,609	1,392,043
The Progressive Corp.	7,181	979,488
The Travelers Companies, Inc.	8,960	1,623,014
Unum Group	3,367	142,087
W.R. Berkley Corp.	9,582	564,571
Willis Towers Watson PLC	4,549	1,053,548
Health care – 13.5%		97,267,610
Biotechnology – 2.2%
AbbVie, Inc.	22,247	3,361,967
Alnylam Pharmaceuticals, Inc. (A)	2,352	468,518
Amgen, Inc.	9,406	2,254,994
Apellis Pharmaceuticals, Inc. (A)	223	18,605
Biogen, Inc. (A)	4,480	1,362,950
BioMarin Pharmaceutical, Inc. (A)	5,691	546,564
34	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Biotechnology (continued)
Exact Sciences Corp. (A)	3,131	$200,603
Gilead Sciences, Inc.	25,453	2,092,491
Horizon Therapeutics PLC (A)	5,894	655,177
Incyte Corp. (A)	4,797	356,945
Karuna Therapeutics, Inc. (A)	222	44,054
Moderna, Inc. (A)	5,538	735,945
Neurocrine Biosciences, Inc. (A)	2,129	215,114
Regeneron Pharmaceuticals, Inc. (A)	2,000	1,603,580
Sarepta Therapeutics, Inc. (A)	624	76,608
Seagen, Inc. (A)	2,834	566,800
United Therapeutics Corp. (A)	853	196,301
Vertex Pharmaceuticals, Inc. (A)	4,309	1,468,206
Health care equipment and supplies – 2.8%
Abbott Laboratories	24,990	2,760,645
ABIOMED, Inc. (A)(C)	1,170	18,158
Align Technology, Inc. (A)	1,049	341,240
Baxter International, Inc.	12,719	606,442
Becton, Dickinson and Company	5,056	1,336,351
Boston Scientific Corp. (A)	23,017	1,199,646
Dentsply Sirona, Inc.	8,126	340,723
DexCom, Inc. (A)	6,095	739,567
Edwards Lifesciences Corp. (A)	11,456	1,007,899
GE HealthCare Technologies, Inc. (A)	6,028	490,318
Hologic, Inc. (A)	13,069	1,124,065
IDEXX Laboratories, Inc. (A)	2,353	1,158,052
Inspire Medical Systems, Inc. (A)	69	18,466
Insulet Corp. (A)	1,374	436,987
Intuitive Surgical, Inc. (A)	4,105	1,236,508
Masimo Corp. (A)	1,300	245,882
Medtronic PLC	17,313	1,574,617
Novocure, Ltd. (A)	1,652	108,867
Penumbra, Inc. (A)	98	27,844
ResMed, Inc.	5,402	1,301,666
Shockwave Medical, Inc. (A)	313	90,820
STERIS PLC	3,177	599,023
Stryker Corp.	4,672	1,399,965
Teleflex, Inc.	1,458	397,334
The Cooper Companies, Inc.	1,792	683,558
Zimmer Biomet Holdings, Inc.	7,484	1,036,085
Health care providers and services – 3.2%
Acadia Healthcare Company, Inc. (A)	811	58,627
agilon health, Inc. (A)(B)	2,551	61,913
AmerisourceBergen Corp.	6,116	1,020,455
Cardinal Health, Inc.	11,033	905,809
Centene Corp. (A)	16,033	1,105,155
Chemed Corp.	193	106,391
CVS Health Corp.	23,008	1,686,716
DaVita, Inc. (A)	2,758	249,213
Elevance Health, Inc.	4,527	2,121,579
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services (continued)
HCA Healthcare, Inc.	4,436	$1,274,596
Henry Schein, Inc. (A)	7,164	578,923
Humana, Inc.	3,508	1,860,959
Laboratory Corp. of America Holdings	5,343	1,211,312
McKesson Corp.	2,883	1,050,104
Molina Healthcare, Inc. (A)	2,533	754,555
Oak Street Health, Inc. (A)	417	16,250
Quest Diagnostics, Inc.	7,344	1,019,421
The Cigna Corp.	5,461	1,383,217
UnitedHealth Group, Inc.	11,650	5,732,849
Universal Health Services, Inc., Class B	4,023	604,858
Health care technology – 0.1%
Doximity, Inc., Class A (A)(B)	500	18,375
Veeva Systems, Inc., Class A (A)	2,261	404,900
Life sciences tools and services – 1.9%
Agilent Technologies, Inc.	7,615	1,031,299
Avantor, Inc. (A)	17,063	332,387
Bio-Rad Laboratories, Inc., Class A (A)	762	343,502
Bio-Techne Corp.	4,133	330,144
Bruker Corp.	3,551	280,991
Charles River Laboratories International, Inc. (A)	1,660	315,599
Danaher Corp.	8,894	2,107,078
Illumina, Inc. (A)	2,640	542,678
IQVIA Holdings, Inc. (A)	5,977	1,125,051
Mettler-Toledo International, Inc. (A)	1,046	1,560,109
PerkinElmer, Inc.	4,840	631,572
Repligen Corp. (A)	1,089	165,125
Thermo Fisher Scientific, Inc.	5,713	3,170,144
Waters Corp. (A)	2,542	763,515
West Pharmaceutical Services, Inc.	2,369	855,778
Pharmaceuticals – 3.3%
Bristol-Myers Squibb Company	35,831	2,392,436
Catalent, Inc. (A)	5,687	285,032
Eli Lilly & Company	11,509	4,555,953
Jazz Pharmaceuticals PLC (A)	2,215	311,141
Johnson & Johnson	38,416	6,288,699
Merck & Company, Inc.	37,980	4,385,551
Organon & Company	5,983	147,361
Pfizer, Inc.	93,096	3,620,503
Royalty Pharma PLC, Class A	8,216	288,792
Viatris, Inc.	35,132	327,782
Zoetis, Inc.	7,834	1,377,061
Industrials – 11.7%		84,232,478
Aerospace and defense – 1.7%
Axon Enterprise, Inc. (A)	986	207,760
General Dynamics Corp.	4,723	1,031,220
HEICO Corp.	1,116	188,202
HEICO Corp., Class A	2,039	273,695
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	35

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Aerospace and defense (continued)
Howmet Aerospace, Inc.	15,392	$681,712
Huntington Ingalls Industries, Inc.	1,845	372,063
L3Harris Technologies, Inc.	4,546	887,152
Lockheed Martin Corp.	3,701	1,718,929
Northrop Grumman Corp.	2,422	1,117,196
Raytheon Technologies Corp.	25,158	2,513,284
Textron, Inc.	10,945	732,658
The Boeing Company (A)	6,533	1,350,894
TransDigm Group, Inc.	1,400	1,071,000
Air freight and logistics – 0.6%
C.H. Robinson Worldwide, Inc.	6,102	615,509
Expeditors International of Washington, Inc.	7,553	859,834
FedEx Corp.	5,413	1,232,973
United Parcel Service, Inc., Class B	9,342	1,679,785
Building products – 1.1%
A.O. Smith Corp.	5,076	346,640
Advanced Drainage Systems, Inc.	1,532	131,323
Allegion PLC	4,826	533,176
Builders FirstSource, Inc. (A)	6,832	647,469
Carlisle Companies, Inc.	2,608	562,937
Carrier Global Corp.	32,375	1,353,923
Fortune Brands Innovations, Inc.	6,021	389,498
Johnson Controls International PLC	18,977	1,135,584
Lennox International, Inc.	1,337	376,914
Masco Corp.	9,609	514,178
Owens Corning	5,334	569,725
Trane Technologies PLC	6,878	1,278,001
Commercial services and supplies – 0.8%
Cintas Corp.	2,095	954,838
Clean Harbors, Inc. (A)	428	62,128
Copart, Inc. (A)	17,010	1,344,641
Republic Services, Inc.	6,411	927,159
Rollins, Inc.	8,833	373,194
Tetra Tech, Inc.	888	122,873
Waste Management, Inc.	11,233	1,865,240
Construction and engineering – 0.2%
AECOM	4,700	390,335
EMCOR Group, Inc.	253	43,263
MasTec, Inc. (A)	245	21,758
Quanta Services, Inc.	4,625	784,585
Valmont Industries, Inc.	118	34,286
WillScot Mobile Mini Holdings Corp. (A)	4,141	188,001
Electrical equipment – 0.9%
AMETEK, Inc.	8,944	1,233,646
Eaton Corp. PLC	9,383	1,568,087
Emerson Electric Company	13,487	1,122,928
Generac Holdings, Inc. (A)	1,398	142,904
Hubbell, Inc.	2,112	568,804
nVent Electric PLC	718	30,106
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Electrical equipment (continued)
Plug Power, Inc. (A)(B)	11,498	$103,827
Regal Rexnord Corp.	1,194	155,411
Rockwell Automation, Inc.	4,916	1,393,244
Sensata Technologies Holding PLC	6,625	287,856
Ground transportation – 1.1%
Avis Budget Group, Inc. (A)	415	73,318
CSX Corp.	47,867	1,466,645
J.B. Hunt Transport Services, Inc.	4,784	838,587
Knight-Swift Transportation Holdings, Inc.	5,119	288,302
Norfolk Southern Corp.	6,974	1,415,931
Old Dominion Freight Line, Inc.	3,725	1,193,453
Saia, Inc. (A)	156	46,452
Uber Technologies, Inc. (A)	16,823	522,354
U-Haul Holding Company (B)	377	23,020
U-Haul Holding Company, Series N	3,471	187,781
Union Pacific Corp.	10,705	2,094,969
Industrial conglomerates – 0.6%
3M Company	9,572	1,016,738
General Electric Company	12,849	1,271,666
Honeywell International, Inc.	10,532	2,104,715
Machinery – 2.7%
AGCO Corp.	1,718	212,929
Caterpillar, Inc.	9,690	2,120,172
Cummins, Inc.	6,035	1,418,466
Deere & Company	5,316	2,009,554
Donaldson Company, Inc.	699	44,421
Dover Corp.	7,056	1,031,305
Fortive Corp.	11,712	738,910
Graco, Inc.	5,503	436,333
IDEX Corp.	2,860	590,075
Illinois Tool Works, Inc.	6,865	1,660,918
Ingersoll Rand, Inc.	13,249	755,458
ITT, Inc.	452	38,167
Lincoln Electric Holdings, Inc.	2,311	387,786
Nordson Corp.	1,767	382,220
Otis Worldwide Corp.	11,134	949,730
PACCAR, Inc.	24,939	1,862,694
Parker-Hannifin Corp.	3,846	1,249,488
Pentair PLC	6,376	370,318
RBC Bearings, Inc. (A)	248	56,298
Snap-on, Inc.	2,371	615,061
Stanley Black & Decker, Inc.	6,690	577,615
The Middleby Corp. (A)	1,535	216,251
The Toro Company	3,815	397,752
Wabtec Corp.	5,988	584,848
Xylem, Inc.	6,090	632,386
Passenger airlines – 0.1%
American Airlines Group, Inc. (A)(B)	5,741	78,307
Delta Air Lines, Inc. (A)	5,920	203,115
36	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Passenger airlines (continued)
Southwest Airlines Company	6,916	$209,486
United Airlines Holdings, Inc. (A)	3,856	168,893
Professional services – 1.2%
Automatic Data Processing, Inc.	6,797	1,495,340
Booz Allen Hamilton Holding Corp.	5,696	545,221
Broadridge Financial Solutions, Inc.	4,372	635,733
CACI International, Inc., Class A (A)	121	37,912
Clarivate PLC (A)	6,938	61,471
Concentrix Corp.	838	80,875
CoStar Group, Inc. (A)	10,332	795,047
Equifax, Inc.	4,671	973,343
Genpact, Ltd.	6,690	298,040
Jacobs Solutions, Inc.	716	82,669
KBR, Inc.	1,653	93,775
Leidos Holdings, Inc.	5,447	507,987
Paychex, Inc.	8,152	895,579
Robert Half International, Inc.	5,046	368,358
SS&C Technologies Holdings, Inc.	8,517	498,585
TransUnion	6,800	467,908
Verisk Analytics, Inc.	5,671	1,100,798
Trading companies and distributors – 0.7%
Fastenal Company	21,760	1,171,558
United Rentals, Inc.	4,265	1,540,134
W.W. Grainger, Inc.	2,182	1,517,734
Watsco, Inc.	1,106	383,096
WESCO International, Inc.	320	46,080
Information technology – 21.1%		151,333,863
Communications equipment – 0.9%
Arista Networks, Inc. (A)	6,966	1,115,675
Ciena Corp. (A)	5,064	233,147
Cisco Systems, Inc.	67,216	3,175,956
F5, Inc. (A)	2,577	346,246
Juniper Networks, Inc.	15,758	475,104
Motorola Solutions, Inc.	3,569	1,040,007
Ubiquiti, Inc. (B)	190	44,185
Electronic equipment, instruments and components – 1.2%
Amphenol Corp., Class A	18,923	1,428,119
Arrow Electronics, Inc. (A)	4,310	493,193
CDW Corp.	5,332	904,254
Cognex Corp.	4,968	236,924
Corning, Inc.	34,625	1,150,243
Flex, Ltd. (A)	29,487	606,548
Jabil, Inc.	4,755	371,603
Keysight Technologies, Inc. (A)	7,605	1,099,987
TD SYNNEX Corp.	548	48,794
TE Connectivity, Ltd.	9,194	1,125,070
Teledyne Technologies, Inc. (A)	1,433	593,835
Trimble, Inc. (A)	8,889	418,672
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Zebra Technologies Corp., Class A (A)	1,925	$554,458
IT services – 1.5%
Accenture PLC, Class A	9,681	2,713,487
Akamai Technologies, Inc. (A)	7,002	573,954
Amdocs, Ltd.	6,698	611,193
Cloudflare, Inc., Class A (A)	3,694	173,803
Cognizant Technology Solutions Corp., Class A	16,407	979,662
EPAM Systems, Inc. (A)	1,585	447,667
Gartner, Inc. (A)	3,279	991,766
Globant SA (A)	676	106,044
GoDaddy, Inc., Class A (A)	4,389	332,160
IBM Corp.	16,520	2,088,293
MongoDB, Inc. (A)	951	228,202
Okta, Inc. (A)	2,206	151,177
Snowflake, Inc., Class A (A)	1,351	200,056
Twilio, Inc., Class A (A)	2,637	138,733
VeriSign, Inc. (A)	3,425	759,665
Semiconductors and semiconductor equipment – 5.2%
Advanced Micro Devices, Inc. (A)	21,795	1,947,819
Allegro MicroSystems, Inc. (A)	330	11,804
Analog Devices, Inc.	9,301	1,673,064
Applied Materials, Inc.	17,283	1,953,497
Broadcom, Inc.	6,255	3,918,758
Enphase Energy, Inc. (A)	3,187	523,305
Entegris, Inc.	4,745	355,495
First Solar, Inc. (A)	3,084	563,077
GLOBALFOUNDRIES, Inc. (A)(B)	931	54,743
Intel Corp.	70,853	2,200,694
KLA Corp.	4,080	1,577,083
Lam Research Corp.	3,362	1,761,957
Lattice Semiconductor Corp. (A)	2,427	193,432
Marvell Technology, Inc.	24,118	952,179
Microchip Technology, Inc.	20,651	1,507,316
Micron Technology, Inc.	20,931	1,347,119
Monolithic Power Systems, Inc.	1,225	565,913
NVIDIA Corp.	24,662	6,843,458
NXP Semiconductors NV	3,849	630,235
ON Semiconductor Corp. (A)	17,545	1,262,538
Qorvo, Inc. (A)	4,447	409,480
Qualcomm, Inc.	19,005	2,219,784
Skyworks Solutions, Inc.	7,480	792,132
SolarEdge Technologies, Inc. (A)	1,418	405,023
Teradyne, Inc.	7,244	661,957
Texas Instruments, Inc.	15,463	2,585,414
Wolfspeed, Inc. (A)(B)	3,579	166,602
Software – 7.6%
Adobe, Inc. (A)	5,192	1,960,292
ANSYS, Inc. (A)	3,037	953,375
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	37

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Aspen Technology, Inc. (A)	1,140	$201,780
Atlassian Corp., Class A (A)	1,741	257,076
Autodesk, Inc. (A)	3,510	683,713
Bentley Systems, Inc., Class B	1,902	80,949
BILL Holdings, Inc. (A)	1,695	130,193
Black Knight, Inc. (A)	4,917	268,665
Cadence Design Systems, Inc. (A)	5,934	1,242,876
Ceridian HCM Holding, Inc. (A)	3,793	240,780
Confluent, Inc., Class A (A)	882	19,404
Crowdstrike Holdings, Inc., Class A (A)	1,754	210,568
Datadog, Inc., Class A (A)	2,682	180,713
DocuSign, Inc. (A)	1,795	88,745
Dolby Laboratories, Inc., Class A	2,234	186,963
Dropbox, Inc., Class A (A)	7,308	148,645
Dynatrace, Inc. (A)	3,157	133,478
Fair Isaac Corp. (A)	878	639,140
Fortinet, Inc. (A)	14,263	899,282
Gen Digital, Inc.	22,443	396,568
Gitlab, Inc., Class A (A)(B)	338	10,262
HubSpot, Inc. (A)	945	397,798
Intuit, Inc.	4,038	1,792,670
Manhattan Associates, Inc. (A)	1,882	311,810
Microsoft Corp.	102,400	31,463,417
Oracle Corp.	21,460	2,032,691
Palantir Technologies, Inc., Class A (A)	5,360	41,540
Palo Alto Networks, Inc. (A)	4,303	785,125
Paycom Software, Inc. (A)	1,481	430,038
Paylocity Holding Corp. (A)	955	184,592
Procore Technologies, Inc. (A)	860	45,933
PTC, Inc. (A)	3,447	433,598
Qualtrics International, Inc., Class A (A)	1,034	18,540
Roper Technologies, Inc.	2,270	1,032,351
Salesforce, Inc. (A)	10,749	2,132,279
Samsara, Inc., Class A (A)	1,063	19,187
ServiceNow, Inc. (A)	1,950	895,869
Splunk, Inc. (A)	3,574	308,222
Synopsys, Inc. (A)	3,700	1,373,884
Tyler Technologies, Inc. (A)	1,401	531,021
UiPath, Inc., Class A (A)	2,310	32,525
Unity Software, Inc. (A)	1,974	53,239
VMware, Inc., Class A (A)	3,326	415,850
Workday, Inc., Class A (A)	2,633	490,107
Zoom Video Communications, Inc., Class A (A)	1,098	67,450
Zscaler, Inc. (A)	1,289	116,139
Technology hardware, storage and peripherals – 4.7%
Apple, Inc.	178,139	30,226,626
Dell Technologies, Inc., Class C	6,710	291,818
Hewlett Packard Enterprise Company	46,049	659,422
HP, Inc.	34,646	1,029,333
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
NetApp, Inc.	11,431	$718,896
Pure Storage, Inc., Class A (A)	2,807	64,084
Seagate Technology Holdings PLC	8,259	485,381
Western Digital Corp. (A)	13,856	477,201
Materials – 4.2%		30,262,132
Chemicals – 2.4%
Air Products & Chemicals, Inc.	4,433	1,304,898
Albemarle Corp.	3,709	687,871
Celanese Corp.	5,760	611,942
CF Industries Holdings, Inc.	9,364	670,275
Corteva, Inc.	19,441	1,188,234
Dow, Inc.	26,075	1,418,480
DuPont de Nemours, Inc.	15,069	1,050,611
Eastman Chemical Company	6,112	515,058
Ecolab, Inc.	5,061	849,438
FMC Corp.	5,087	628,651
International Flavors & Fragrances, Inc.	7,493	726,521
Linde PLC	6,117	2,259,926
LyondellBasell Industries NV, Class A	12,011	1,136,361
Olin Corp.	4,014	222,376
PPG Industries, Inc.	9,083	1,273,982
RPM International, Inc.	5,407	443,536
The Mosaic Company	15,429	661,133
The Sherwin-Williams Company	5,739	1,363,242
Westlake Corp.	1,764	200,708
Construction materials – 0.2%
Martin Marietta Materials, Inc.	2,319	842,261
Vulcan Materials Company	4,668	817,460
Containers and packaging – 0.7%
Amcor PLC	56,169	616,174
AptarGroup, Inc.	2,492	295,327
Avery Dennison Corp.	3,201	558,510
Ball Corp.	13,355	710,219
Berry Global Group, Inc.	6,542	378,193
Crown Holdings, Inc.	5,570	477,795
Graphic Packaging Holding Company	5,377	132,597
International Paper Company	20,893	691,767
Packaging Corp. of America	4,578	619,220
Sealed Air Corp.	2,960	142,050
Westrock Company	10,279	307,650
Metals and mining – 0.9%
Alcoa Corp.	5,193	192,868
Cleveland-Cliffs, Inc. (A)	15,862	243,958
Freeport-McMoRan, Inc.	32,433	1,229,535
MP Materials Corp. (A)	337	7,303
Newmont Corp.	21,111	1,000,661
Nucor Corp.	11,135	1,649,984
Reliance Steel & Aluminum Company	3,094	766,693
38	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Metals and mining (continued)
Royal Gold, Inc.	681	$90,192
Southern Copper Corp.	2,359	181,242
Steel Dynamics, Inc.	10,177	1,057,899
U.S. Steel Corp.	1,719	39,331
Real estate – 3.0%		21,395,691
Diversified REITs – 0.1%
WP Carey, Inc.	4,607	341,839
Health care REITs – 0.2%
Healthcare Realty Trust, Inc.	2,544	50,320
Healthpeak Properties, Inc.	13,716	301,341
Omega Healthcare Investors, Inc.	1,509	40,381
Ventas, Inc.	9,982	479,635
Welltower, Inc.	11,076	877,441
Hotel and resort REITs – 0.0%
Host Hotels & Resorts, Inc.	19,857	321,088
Industrial REITs – 0.3%
Americold Realty Trust, Inc.	4,856	143,689
EastGroup Properties, Inc.	551	91,775
First Industrial Realty Trust, Inc.	451	23,664
Prologis, Inc.	12,477	1,562,744
Rexford Industrial Realty, Inc.	2,798	156,044
Office REITs – 0.1%
Alexandria Real Estate Equities, Inc.	3,633	451,146
Boston Properties, Inc.	4,110	219,310
Real estate management and development – 0.2%
CBRE Group, Inc., Class A (A)	16,194	1,241,432
Jones Lang LaSalle, Inc. (A)	2,298	319,514
Zillow Group, Inc., Class A (A)	812	34,737
Zillow Group, Inc., Class C (A)	2,952	128,530
Residential REITs – 0.6%
American Homes 4 Rent, Class A	7,215	239,971
AvalonBay Communities, Inc.	3,695	666,467
Camden Property Trust	2,602	286,350
Equity LifeStyle Properties, Inc.	4,521	311,497
Equity Residential	9,070	573,678
Essex Property Trust, Inc.	1,766	388,043
Invitation Homes, Inc.	14,131	471,551
Mid-America Apartment Communities, Inc.	3,036	466,937
Sun Communities, Inc.	2,917	405,259
UDR, Inc.	7,950	328,574
Retail REITs – 0.4%
Brixmor Property Group, Inc.	1,008	21,501
Federal Realty Investment Trust	2,048	202,527
Kimco Realty Corp.	11,236	215,619
National Retail Properties, Inc.	4,394	191,139
Realty Income Corp.	12,456	782,735
Regency Centers Corp.	4,364	268,081
Simon Property Group, Inc.	7,130	807,972
MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Specialized REITs – 1.1%
American Tower Corp.	5,267	$1,076,522
Crown Castle, Inc.	5,649	695,335
CubeSmart	5,164	234,910
Digital Realty Trust, Inc.	6,194	614,135
Equinix, Inc.	1,205	872,516
Extra Space Storage, Inc.	3,429	521,345
Gaming and Leisure Properties, Inc.	6,186	321,672
Iron Mountain, Inc.	7,695	425,072
Lamar Advertising Company, Class A	2,248	237,569
Life Storage, Inc.	1,469	197,404
Public Storage	2,019	595,262
SBA Communications Corp.	2,610	680,923
VICI Properties, Inc.	21,407	726,554
Weyerhaeuser Company	26,210	783,941
Utilities – 4.3%		30,685,536
Electric utilities – 2.4%
Alliant Energy Corp.	10,092	556,473
American Electric Power Company, Inc.	13,941	1,288,427
Avangrid, Inc.	2,187	88,049
Constellation Energy Corp.	5,838	451,861
Duke Energy Corp.	14,860	1,469,357
Edison International	17,410	1,281,376
Entergy Corp.	11,208	1,205,757
Evergy, Inc.	11,504	714,513
Eversource Energy	14,605	1,133,494
Exelon Corp.	37,993	1,612,423
FirstEnergy Corp.	21,943	873,331
NextEra Energy, Inc.	20,068	1,537,811
NRG Energy, Inc.	11,676	398,969
OGE Energy Corp.	3,865	145,092
PG&E Corp. (A)	39,787	680,756
Pinnacle West Capital Corp.	5,908	463,542
PPL Corp.	36,807	1,057,097
The Southern Company	18,592	1,367,442
Xcel Energy, Inc.	18,750	1,310,813
Gas utilities – 0.1%
Atmos Energy Corp.	4,879	556,889
UGI Corp.	11,202	379,524
Independent power and renewable electricity producers – 0.2%
Brookfield Renewable Corp., Class A	2,707	90,441
Clearway Energy, Inc., Class A	373	10,810
Clearway Energy, Inc., Class C	570	17,311
The AES Corp.	31,378	742,403
Vistra Corp.	15,041	358,878
Multi-utilities – 1.4%
Ameren Corp.	11,905	1,059,188
CenterPoint Energy, Inc.	27,729	844,903
CMS Energy Corp.	11,909	741,454
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	39

MULTIFACTOR LARGE CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Multi-utilities (continued)
Consolidated Edison, Inc.	16,081	$1,583,496
Dominion Energy, Inc.	11,336	647,739
DTE Energy Company	8,653	972,684
NiSource, Inc.	20,669	588,240
Public Service Enterprise Group, Inc.	20,407	1,289,722
Sempra Energy	6,071	943,980
WEC Energy Group, Inc.	11,184	1,075,565
Water utilities – 0.2%
American Water Works Company, Inc.	5,836	865,187
Essential Utilities, Inc.	6,570	280,539

SHORT-TERM INVESTMENTS – 0.1%		$662,963
(Cost $662,966)
Short-term funds – 0.1%		662,963
John Hancock Collateral Trust, 4.9058% (D)(E)	18,901	188,958

State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.7429% (D)	474,005	474,005
Total investments (Multifactor Large Cap ETF) (Cost $644,310,679) 100.0%		$718,449,155
Other assets and liabilities, net 0.0%		162,403
Total net assets 100.0%		$718,611,558

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-23.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 4-30-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR MID CAP ETF

As of 4-30-23
	Shares or Principal Amount	Value
COMMON STOCKS – 99.8%		$2,955,552,051
(Cost $2,722,270,935)
Communication services – 3.2%		95,813,286
Diversified telecommunication services – 0.2%
Frontier Communications Parent, Inc. (A)	178,809	4,030,355
Iridium Communications, Inc.	45,655	2,897,723
Entertainment – 0.9%
Endeavor Group Holdings, Inc., Class A (A)	51,267	1,321,663
Liberty Media Corp.-Liberty Formula One, Series A (A)	11,029	714,459
Liberty Media Corp.-Liberty Formula One, Series C (A)	84,179	6,076,882
Live Nation Entertainment, Inc. (A)	37,038	2,510,436
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Communication services (continued)
Entertainment (continued)
ROBLOX Corp., Class A (A)	26,422	$940,623
Spotify Technology SA (A)	9,124	1,218,966
Take-Two Interactive Software, Inc. (A)	59,247	7,363,810
Warner Brothers Discovery, Inc. (A)	332,830	4,529,816
Warner Music Group Corp., Class A	32,083	977,569
World Wrestling Entertainment, Inc., Class A	17,699	1,896,802
Interactive media and services – 0.1%
Pinterest, Inc., Class A (A)	74,123	1,704,829
ZoomInfo Technologies, Inc. (A)	58,799	1,288,286
Media – 2.0%
DISH Network Corp., Class A (A)	113,885	855,276
Fox Corp., Class A	137,802	4,583,295
Fox Corp., Class B	59,970	1,831,484
Liberty Broadband Corp., Series A (A)	7,698	650,712
Liberty Broadband Corp., Series C (A)	49,669	4,210,938
Liberty Media Corp.-Liberty SiriusXM, Series A (A)	37,699	1,059,342
Liberty Media Corp.-Liberty SiriusXM, Series C (A)	55,734	1,557,208
News Corp., Class A	275,468	4,850,991
News Corp., Class B	80,797	1,434,147
Nexstar Media Group, Inc.	32,385	5,617,178
Omnicom Group, Inc.	95,167	8,619,275
Paramount Global, Class A	1,366	36,144
Paramount Global, Class B	159,703	3,725,871
Sirius XM Holdings, Inc. (B)	176,710	671,498
The Interpublic Group of Companies, Inc.	250,656	8,955,939
The New York Times Company, Class A	82,430	3,276,593
The Trade Desk, Inc., Class A (A)	99,552	6,405,176
Consumer discretionary – 12.6%		373,579,825
Automobile components – 0.8%
Autoliv, Inc.	60,372	5,180,521
BorgWarner, Inc.	160,799	7,739,256
Gentex Corp.	154,476	4,261,993
Lear Corp.	41,564	5,306,060
Automobiles – 0.1%
Harley-Davidson, Inc.	109,829	4,074,656
Broadline retail – 0.5%
Dillard’s, Inc., Class A	2,346	700,023
eBay, Inc.	150,082	6,968,307
Etsy, Inc. (A)	40,056	4,046,858
Macy’s, Inc.	197,773	3,231,611
Distributors – 0.8%
Genuine Parts Company	58,493	9,844,957
LKQ Corp.	130,502	7,533,880
Pool Corp.	17,423	6,121,048
Diversified consumer services – 0.4%
ADT, Inc.	219,700	1,471,990
40	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Diversified consumer services (continued)
H&R Block, Inc.	56,563	$1,918,051
Service Corp. International	134,266	9,424,131
Hotels, restaurants and leisure – 2.7%
Aramark	155,418	5,393,005
Boyd Gaming Corp.	47,399	3,289,491
Caesars Entertainment, Inc. (A)	72,567	3,286,559
Carnival Corp. (A)(B)	124,861	1,149,970
Choice Hotels International, Inc.	18,961	2,417,907
Churchill Downs, Inc.	15,771	4,613,491
Darden Restaurants, Inc.	51,263	7,788,388
Domino’s Pizza, Inc.	13,366	4,243,304
DraftKings, Inc., Class A (A)	86,877	1,903,475
Dutch Bros, Inc., Class A (A)(B)	6,046	188,333
Expedia Group, Inc. (A)	34,298	3,222,640
Hilton Grand Vacations, Inc. (A)	32,973	1,411,244
Hyatt Hotels Corp., Class A (A)	22,912	2,618,842
Light & Wonder, Inc. (A)	29,799	1,796,582
Marriott Vacations Worldwide Corp.	22,739	3,059,760
MGM Resorts International	150,293	6,751,162
Norwegian Cruise Line Holdings, Ltd. (A)	157,217	2,098,847
Planet Fitness, Inc., Class A (A)	33,753	2,806,224
Royal Caribbean Cruises, Ltd. (A)	54,657	3,576,208
Texas Roadhouse, Inc.	34,286	3,792,717
Vail Resorts, Inc.	22,918	5,512,237
Wyndham Hotels & Resorts, Inc.	53,937	3,679,582
Wynn Resorts, Ltd. (A)	38,796	4,433,607
Household durables – 2.7%
D.R. Horton, Inc.	149,425	16,409,854
Garmin, Ltd.	53,355	5,237,860
Lennar Corp., A Shares	105,106	11,857,008
Lennar Corp., B Shares	5,606	548,379
Mohawk Industries, Inc. (A)	30,786	3,260,237
Newell Brands, Inc.	237,957	2,891,178
NVR, Inc. (A)	1,666	9,729,440
PulteGroup, Inc.	187,792	12,610,233
Tempur Sealy International, Inc.	29,675	1,111,922
Toll Brothers, Inc.	77,409	4,947,209
TopBuild Corp. (A)	20,010	4,511,855
Whirlpool Corp.	51,155	7,140,726
Leisure products – 0.6%
Brunswick Corp.	59,176	5,017,533
Hasbro, Inc.	71,609	4,240,685
Mattel, Inc. (A)	216,668	3,900,024
Polaris, Inc.	38,153	4,145,323
Specialty retail – 3.0%
Advance Auto Parts, Inc.	42,395	5,321,844
AutoNation, Inc. (A)	48,435	6,378,890
Bath & Body Works, Inc.	87,176	3,059,878
Best Buy Company, Inc.	104,723	7,803,958
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Specialty retail (continued)
Burlington Stores, Inc. (A)	19,076	$3,678,044
CarMax, Inc. (A)	80,904	5,665,707
Chewy, Inc., Class A (A)(B)	8,203	254,375
Dick’s Sporting Goods, Inc.	45,986	6,668,430
Five Below, Inc. (A)	27,209	5,369,968
Floor & Decor Holdings, Inc., Class A (A)	49,115	4,879,084
Lithia Motors, Inc.	19,412	4,287,917
Murphy USA, Inc.	9,328	2,567,345
Penske Automotive Group, Inc.	15,518	2,150,484
RH (A)	9,334	2,381,383
Tractor Supply Company	47,681	11,367,150
Ulta Beauty, Inc. (A)	20,984	11,571,207
Williams-Sonoma, Inc.	53,728	6,503,237
Textiles, apparel and luxury goods – 1.0%
Capri Holdings, Ltd. (A)	89,680	3,721,720
Columbia Sportswear Company	7,876	657,961
Crocs, Inc. (A)	16,011	1,980,080
Deckers Outdoor Corp. (A)	16,931	8,115,706
Levi Strauss & Company, Class A (B)	47,704	689,800
Ralph Lauren Corp.	25,057	2,876,293
Skechers USA, Inc., Class A (A)	79,242	4,214,882
Tapestry, Inc.	171,480	6,998,099
Consumer staples – 4.7%		140,417,974
Beverages – 0.2%
Celsius Holdings, Inc. (A)	9,147	874,179
Molson Coors Beverage Company, Class B	89,588	5,328,694
Consumer staples distribution and retail – 1.5%
Albertsons Companies, Inc., Class A	60,306	1,260,395
BJ’s Wholesale Club Holdings, Inc. (A)	67,974	5,191,174
Casey’s General Stores, Inc.	23,261	5,322,582
Dollar Tree, Inc. (A)	92,014	14,143,472
Performance Food Group Company (A)	85,196	5,340,937
The Kroger Company	169,294	8,232,767
U.S. Foods Holding Corp. (A)	135,446	5,201,126
Food products – 2.4%
Bunge, Ltd.	80,411	7,526,470
Campbell Soup Company	87,704	4,762,327
Conagra Brands, Inc.	162,395	6,164,514
Darling Ingredients, Inc. (A)	104,886	6,248,059
Flowers Foods, Inc.	94,089	2,588,388
Hormel Foods Corp.	72,330	2,925,025
Ingredion, Inc.	45,516	4,832,434
Kellogg Company	77,209	5,386,872
Lamb Weston Holdings, Inc.	67,360	7,531,522
Lancaster Colony Corp.	3,282	686,332
McCormick & Company, Inc.	72,584	6,376,504
Pilgrim’s Pride Corp. (A)	32,695	745,773
Post Holdings, Inc. (A)	41,324	3,739,409
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	41

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples (continued)
Food products (continued)
The J.M. Smucker Company	43,397	$6,700,931
Tyson Foods, Inc., Class A	95,747	5,983,230
Household products – 0.5%
Church & Dwight Company, Inc.	77,280	7,505,434
Reynolds Consumer Products, Inc.	31,479	882,356
The Clorox Company	40,862	6,767,564
Personal care products – 0.1%
Coty, Inc., Class A (A)	182,772	2,169,504
Energy – 4.8%		140,669,428
Energy equipment and services – 0.7%
Baker Hughes Company	261,360	7,642,166
ChampionX Corp.	30,066	814,187
Halliburton Company	233,472	7,646,208
Noble Corp. PLC (A)	14,175	545,029
NOV, Inc.	158,049	2,647,321
TechnipFMC PLC (A)	63,317	866,810
Oil, gas and consumable fuels – 4.1%
Antero Resources Corp. (A)	142,247	3,270,259
APA Corp.	160,081	5,898,985
Cheniere Energy, Inc.	63,801	9,761,553
Chesapeake Energy Corp.	66,031	5,459,443
Chord Energy Corp.	16,372	2,330,227
Civitas Resources, Inc.	30,905	2,133,990
Coterra Energy, Inc.	308,403	7,895,117
Diamondback Energy, Inc.	78,405	11,149,191
DT Midstream, Inc.	32,271	1,589,992
EnLink Midstream LLC (A)	30,399	298,214
EQT Corp.	151,354	5,273,173
Hess Corp.	79,251	11,496,150
HF Sinclair Corp.	79,341	3,499,732
Marathon Oil Corp.	315,653	7,626,176
Matador Resources Company	56,969	2,793,190
Murphy Oil Corp.	73,291	2,690,513
New Fortress Energy, Inc.	16,468	498,816
ONEOK, Inc.	129,849	8,493,423
Ovintiv, Inc.	157,958	5,699,125
PBF Energy, Inc., Class A	59,856	2,086,580
PDC Energy, Inc.	57,764	3,757,548
Permian Resources Corp.	26,405	275,932
Range Resources Corp.	123,987	3,279,456
Southwestern Energy Company (A)	369,946	1,920,020
Targa Resources Corp.	93,225	7,041,284
Texas Pacific Land Corp.	2,903	4,289,618
Financials – 13.7%		406,732,456
Banks – 3.4%
Bank OZK	44,091	1,574,931
BOK Financial Corp.	15,178	1,272,979
Cadence Bank	43,259	874,697
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Banks (continued)
Citizens Financial Group, Inc.	189,445	$5,861,428
Comerica, Inc.	78,104	3,387,370
Commerce Bancshares, Inc.	69,544	3,884,032
Cullen/Frost Bankers, Inc.	30,351	3,346,198
East West Bancorp, Inc.	90,268	4,665,953
Fifth Third Bancorp	289,599	7,587,494
First Citizens BancShares, Inc., Class A	5,565	5,604,957
First Financial Bankshares, Inc.	60,402	1,767,363
First Horizon Corp.	232,961	4,088,466
First Republic Bank (B)	144	505
Glacier Bancorp, Inc.	39,148	1,300,888
Huntington Bancshares, Inc.	563,905	6,315,736
KeyCorp	395,931	4,458,183
M&T Bank Corp.	64,908	8,165,426
New York Community Bancorp, Inc.	175,692	1,878,147
Old National Bancorp	25,712	344,798
Pinnacle Financial Partners, Inc.	39,109	2,120,881
Popular, Inc.	42,535	2,552,525
Prosperity Bancshares, Inc.	48,808	3,056,357
Regions Financial Corp.	427,368	7,803,740
SouthState Corp.	33,410	2,304,622
Synovus Financial Corp.	96,374	2,968,319
United Bankshares, Inc.	36,931	1,223,524
Valley National Bancorp	193,337	1,813,501
Webster Financial Corp.	93,406	3,484,044
Western Alliance Bancorp	68,958	2,559,721
Wintrust Financial Corp.	32,653	2,232,486
Zions Bancorp NA	107,867	3,005,175
Capital markets – 3.6%
Affiliated Managers Group, Inc.	20,956	3,025,627
Ameriprise Financial, Inc.	41,966	12,804,666
Ares Management Corp., Class A	40,061	3,508,943
FactSet Research Systems, Inc.	16,785	6,910,217
Franklin Resources, Inc.	136,641	3,672,910
Houlihan Lokey, Inc.	25,435	2,324,250
Interactive Brokers Group, Inc., Class A	34,109	2,655,386
Invesco, Ltd.	263,950	4,521,464
Jefferies Financial Group, Inc.	126,255	4,043,948
LPL Financial Holdings, Inc.	35,960	7,509,886
MarketAxess Holdings, Inc.	16,001	5,094,238
Morningstar, Inc.	11,679	2,082,482
Nasdaq, Inc.	142,064	7,866,084
Northern Trust Corp.	73,362	5,733,974
Raymond James Financial, Inc.	77,108	6,980,587
Robinhood Markets, Inc., Class A (A)	195,591	1,730,980
SEI Investments Company	74,324	4,378,427
State Street Corp.	115,102	8,317,271
Stifel Financial Corp.	68,030	4,079,759
T. Rowe Price Group, Inc.	32,405	3,640,054
42	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Capital markets (continued)
The Carlyle Group, Inc.	72,761	$2,206,841
TPG, Inc.	21,565	624,738
Tradeweb Markets, Inc., Class A	22,048	1,552,400
Consumer finance – 0.5%
Ally Financial, Inc.	256,685	6,771,350
Credit Acceptance Corp. (A)	4,946	2,421,067
Synchrony Financial	238,795	7,046,840
Financial services – 1.3%
Apollo Global Management, Inc.	85,018	5,389,291
Equitable Holdings, Inc.	283,405	7,365,696
Euronet Worldwide, Inc. (A)	10,770	1,192,670
FleetCor Technologies, Inc. (A)	26,973	5,770,064
Jack Henry & Associates, Inc.	35,895	5,863,089
Rocket Companies, Inc., Class A (A)	13,440	119,750
Shift4 Payments, Inc., Class A (A)	11,837	802,193
Toast, Inc., Class A (A)	41,116	748,311
Voya Financial, Inc.	92,880	7,103,462
WEX, Inc. (A)	23,318	4,135,447
Insurance – 4.9%
American Financial Group, Inc.	49,313	6,052,184
Arch Capital Group, Ltd. (A)	126,583	9,502,586
Arthur J. Gallagher & Company	67,283	13,998,901
Assurant, Inc.	33,962	4,181,741
Brown & Brown, Inc.	81,958	5,277,276
Cincinnati Financial Corp.	53,741	5,720,192
CNA Financial Corp.	13,386	520,849
Erie Indemnity Company, Class A	12,156	2,641,863
Everest Re Group, Ltd.	14,211	5,371,758
Fidelity National Financial, Inc.	191,100	6,782,139
First American Financial Corp.	80,297	4,625,910
Globe Life, Inc.	58,036	6,298,067
Kinsale Capital Group, Inc.	8,038	2,626,095
Lincoln National Corp.	88,417	1,921,301
Loews Corp.	92,448	5,322,231
Markel Corp. (A)	4,557	6,236,391
Old Republic International Corp.	189,851	4,797,535
Primerica, Inc.	10,098	1,842,986
Principal Financial Group, Inc.	112,287	8,386,716
Reinsurance Group of America, Inc.	41,249	5,870,558
RenaissanceRe Holdings, Ltd.	24,324	5,239,633
RLI Corp.	10,051	1,397,592
Selective Insurance Group, Inc.	9,034	870,245
The Hartford Financial Services Group, Inc.	169,287	12,017,684
Unum Group	90,358	3,813,108
W.R. Berkley Corp.	83,263	4,905,856
Willis Towers Watson PLC	38,913	9,012,251
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care – 11.8%		$348,003,290
Biotechnology – 2.1%
Alnylam Pharmaceuticals, Inc. (A)	29,497	5,875,802
Apellis Pharmaceuticals, Inc. (A)	21,838	1,821,944
BioMarin Pharmaceutical, Inc. (A)	67,535	6,486,061
Exact Sciences Corp. (A)	56,080	3,593,046
Exelixis, Inc. (A)	208,420	3,814,086
Halozyme Therapeutics, Inc. (A)	55,990	1,798,959
Horizon Therapeutics PLC (A)	103,768	11,534,851
Incyte Corp. (A)	57,570	4,283,784
Ionis Pharmaceuticals, Inc. (A)	23,461	829,816
Karuna Therapeutics, Inc. (A)	7,013	1,391,660
Natera, Inc. (A)	25,258	1,281,086
Neurocrine Biosciences, Inc. (A)	43,987	4,444,446
Prometheus Biosciences, Inc. (A)	4,700	911,565
Sarepta Therapeutics, Inc. (A)	23,393	2,871,959
Seagen, Inc. (A)	25,358	5,071,600
United Therapeutics Corp. (A)	30,905	7,112,168
Health care equipment and supplies – 3.3%
ABIOMED, Inc. (A)(C)	18,321	284,342
Align Technology, Inc. (A)	10,539	3,428,337
Dentsply Sirona, Inc.	149,067	6,250,379
Envista Holdings Corp. (A)	99,153	3,816,399
Globus Medical, Inc., Class A (A)	46,835	2,722,987
Hologic, Inc. (A)	131,911	11,345,665
Inspire Medical Systems, Inc. (A)	7,803	2,088,317
Insulet Corp. (A)	18,450	5,867,838
Lantheus Holdings, Inc. (A)	20,841	1,780,863
Masimo Corp. (A)	26,634	5,037,555
Novocure, Ltd. (A)	27,668	1,823,321
Penumbra, Inc. (A)	13,179	3,744,417
QuidelOrtho Corp. (A)	22,736	2,045,103
ResMed, Inc.	53,066	12,786,783
Shockwave Medical, Inc. (A)	13,474	3,909,616
STERIS PLC	39,992	7,540,492
Teleflex, Inc.	20,302	5,532,701
The Cooper Companies, Inc.	20,621	7,865,880
Zimmer Biomet Holdings, Inc.	61,838	8,560,853
Health care providers and services – 3.1%
Acadia Healthcare Company, Inc. (A)	49,987	3,613,560
agilon health, Inc. (A)(B)	62,866	1,525,758
AmerisourceBergen Corp.	51,438	8,582,430
Cardinal Health, Inc.	94,029	7,719,781
Chemed Corp.	9,087	5,009,209
DaVita, Inc. (A)	40,339	3,645,032
Encompass Health Corp.	76,886	4,932,237
HealthEquity, Inc. (A)	30,551	1,632,951
Henry Schein, Inc. (A)	97,514	7,880,106
Laboratory Corp. of America Holdings	49,656	11,257,512
Molina Healthcare, Inc. (A)	27,710	8,254,532
Oak Street Health, Inc. (A)	27,758	1,081,729
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	43

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services (continued)
Option Care Health, Inc. (A)	62,102	$1,996,579
Quest Diagnostics, Inc.	71,604	9,939,351
R1 RCM, Inc. (A)	51,626	804,849
Tenet Healthcare Corp. (A)	57,090	4,185,839
Universal Health Services, Inc., Class B	57,990	8,718,797
Health care technology – 0.1%
Doximity, Inc., Class A (A)(B)	12,726	467,681
Veeva Systems, Inc., Class A (A)	15,412	2,759,981
Life sciences tools and services – 2.3%
Avantor, Inc. (A)	248,909	4,848,747
Bio-Rad Laboratories, Inc., Class A (A)	9,934	4,478,148
Bio-Techne Corp.	72,481	5,789,782
Bruker Corp.	67,958	5,377,517
Charles River Laboratories International, Inc. (A)	27,609	5,249,023
Medpace Holdings, Inc. (A)	5,423	1,085,359
Mettler-Toledo International, Inc. (A)	9,027	13,463,771
PerkinElmer, Inc.	58,342	7,613,048
Repligen Corp. (A)	24,630	3,734,647
Waters Corp. (A)	21,458	6,445,125
West Pharmaceutical Services, Inc.	27,580	9,962,999
Pharmaceuticals – 0.9%
Catalent, Inc. (A)	87,393	4,380,137
Elanco Animal Health, Inc. (A)	200,634	1,900,004
Jazz Pharmaceuticals PLC (A)	41,613	5,845,378
Organon & Company	90,475	2,228,399
Perrigo Company PLC	53,625	1,994,314
Royalty Pharma PLC, Class A	87,839	3,087,541
Viatris, Inc.	745,633	6,956,756
Industrials – 18.3%		541,439,085
Aerospace and defense – 1.2%
Axon Enterprise, Inc. (A)	17,226	3,629,690
BWX Technologies, Inc.	20,603	1,330,542
Curtiss-Wright Corp.	15,767	2,677,710
HEICO Corp.	12,512	2,110,024
HEICO Corp., Class A	20,406	2,739,097
Hexcel Corp.	17,942	1,293,259
Howmet Aerospace, Inc.	145,018	6,422,847
Huntington Ingalls Industries, Inc.	24,140	4,868,072
Textron, Inc.	93,826	6,280,712
Woodward, Inc.	31,459	3,020,693
Air freight and logistics – 0.6%
C.H. Robinson Worldwide, Inc.	58,400	5,890,808
Expeditors International of Washington, Inc.	74,730	8,507,263
GXO Logistics, Inc. (A)	67,505	3,586,541
Building products – 2.1%
A.O. Smith Corp.	72,727	4,966,527
Advanced Drainage Systems, Inc.	35,257	3,022,230
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Building products (continued)
Allegion PLC	50,758	$5,607,744
Builders FirstSource, Inc. (A)	134,532	12,749,598
Carlisle Companies, Inc.	25,765	5,561,375
Fortune Brands Innovations, Inc.	93,173	6,027,361
Lennox International, Inc.	14,373	4,051,892
Masco Corp.	113,352	6,065,466
Owens Corning	76,423	8,162,741
Trex Company, Inc. (A)	53,405	2,919,117
UFP Industries, Inc.	25,639	2,013,174
Commercial services and supplies – 0.8%
Clean Harbors, Inc. (A)	26,068	3,784,031
Copart, Inc. (A)	148,367	11,728,411
MSA Safety, Inc.	16,919	2,195,240
Rollins, Inc.	85,520	3,613,220
Tetra Tech, Inc.	23,763	3,288,086
Construction and engineering – 1.3%
AECOM	77,442	6,431,558
API Group Corp. (A)	38,805	883,202
EMCOR Group, Inc.	32,312	5,525,352
MasTec, Inc. (A)	33,209	2,949,291
MDU Resources Group, Inc.	129,504	3,784,107
Quanta Services, Inc.	60,711	10,299,014
Valmont Industries, Inc.	6,968	2,024,622
WillScot Mobile Mini Holdings Corp. (A)	109,317	4,962,992
Electrical equipment – 1.8%
Acuity Brands, Inc.	18,503	2,912,002
AMETEK, Inc.	88,313	12,181,012
Atkore, Inc. (A)	12,540	1,584,178
Generac Holdings, Inc. (A)	21,958	2,244,547
Hubbell, Inc.	26,262	7,072,882
nVent Electric PLC	73,316	3,074,140
Plug Power, Inc. (A)(B)	223,527	2,018,449
Regal Rexnord Corp.	30,359	3,951,527
Rockwell Automation, Inc.	42,444	12,029,054
Sensata Technologies Holding PLC	127,452	5,537,789
Sunrun, Inc. (A)	92,823	1,952,996
Ground transportation – 1.4%
Avis Budget Group, Inc. (A)	9,275	1,638,614
Hertz Global Holdings, Inc. (A)	124,838	2,082,298
J.B. Hunt Transport Services, Inc.	37,280	6,534,811
Knight-Swift Transportation Holdings, Inc.	105,107	5,919,626
Landstar System, Inc.	21,934	3,861,042
Old Dominion Freight Line, Inc.	37,785	12,105,936
Saia, Inc. (A)	15,802	4,705,362
U-Haul Holding Company (B)	7,108	434,014
U-Haul Holding Company, Series N	65,211	3,527,915
Machinery – 4.1%
AGCO Corp.	45,751	5,670,379
Chart Industries, Inc. (A)	13,522	1,799,778
44	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Machinery (continued)
Crane Company (A)	23,066	$1,662,367
Crane NXT Company	23,192	1,098,373
Cummins, Inc.	19,195	4,511,593
Donaldson Company, Inc.	80,680	5,127,214
Dover Corp.	65,436	9,564,126
Evoqua Water Technologies Corp. (A)	21,480	1,062,186
Fortive Corp.	94,358	5,953,046
Graco, Inc.	86,246	6,838,445
IDEX Corp.	28,132	5,804,194
Ingersoll Rand, Inc.	116,080	6,618,882
ITT, Inc.	51,351	4,336,078
Lincoln Electric Holdings, Inc.	34,152	5,730,706
Nordson Corp.	27,999	6,056,464
Oshkosh Corp.	46,405	3,550,911
Pentair PLC	88,993	5,168,713
RBC Bearings, Inc. (A)	9,801	2,224,925
Snap-on, Inc.	30,633	7,946,507
Stanley Black & Decker, Inc.	55,695	4,808,706
The Middleby Corp. (A)	33,257	4,685,246
The Timken Company	18,405	1,414,424
The Toro Company	59,284	6,180,950
Wabtec Corp.	77,243	7,544,324
Watts Water Technologies, Inc., Class A	6,745	1,090,869
Xylem, Inc.	59,914	6,221,470
Passenger airlines – 0.2%
Alaska Air Group, Inc. (A)	23,076	1,002,883
American Airlines Group, Inc. (A)(B)	65,314	890,883
Delta Air Lines, Inc. (A)	58,727	2,014,923
Southwest Airlines Company	46,318	1,402,972
United Airlines Holdings, Inc. (A)	37,196	1,629,185
Professional services – 2.9%
Booz Allen Hamilton Holding Corp.	79,496	7,609,357
Broadridge Financial Solutions, Inc.	49,460	7,191,979
CACI International, Inc., Class A (A)	13,773	4,315,356
Clarivate PLC (A)	121,290	1,074,629
Concentrix Corp.	36,492	3,521,843
CoStar Group, Inc. (A)	18,479	1,421,959
Dun & Bradstreet Holdings, Inc.	105,173	1,174,782
Equifax, Inc.	37,784	7,873,430
ExlService Holdings, Inc. (A)	10,354	1,846,947
FTI Consulting, Inc. (A)	12,966	2,340,363
Genpact, Ltd.	112,367	5,005,950
Jacobs Solutions, Inc.	20,474	2,363,928
KBR, Inc.	57,146	3,241,893
Leidos Holdings, Inc.	78,046	7,278,570
Robert Half International, Inc.	74,288	5,423,024
Science Applications International Corp.	26,418	2,695,429
SS&C Technologies Holdings, Inc.	110,002	6,439,517
TransUnion	56,607	3,895,128
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Professional services (continued)
TriNet Group, Inc. (A)	22,566	$2,093,673
Verisk Analytics, Inc.	46,950	9,113,465
Trading companies and distributors – 1.9%
Applied Industrial Technologies, Inc.	10,807	1,466,078
Core & Main, Inc., Class A (A)(B)	32,691	851,927
Fastenal Company	199,245	10,727,351
SiteOne Landscape Supply, Inc. (A)	20,868	3,083,038
United Rentals, Inc.	36,953	13,344,098
Univar Solutions, Inc. (A)	69,346	2,461,783
W.W. Grainger, Inc.	18,624	12,954,296
Watsco, Inc.	16,665	5,772,423
WESCO International, Inc.	34,051	4,903,344
Information technology – 13.0%		384,980,306
Communications equipment – 0.6%
Arista Networks, Inc. (A)	0	0
Ciena Corp. (A)	115,315	5,309,103
F5, Inc. (A)	41,164	5,530,795
Juniper Networks, Inc.	215,882	6,508,842
Ubiquiti, Inc. (B)	1,547	359,755
Electronic equipment, instruments and components – 3.1%
Arrow Electronics, Inc. (A)	60,677	6,943,269
CDW Corp.	57,720	9,788,735
Cognex Corp.	86,907	4,144,595
Coherent Corp. (A)	81,615	2,786,336
Corning, Inc.	172,799	5,740,383
Flex, Ltd. (A)	428,307	8,810,275
IPG Photonics Corp. (A)	9,511	1,093,575
Jabil, Inc.	131,841	10,303,374
Keysight Technologies, Inc. (A)	77,708	11,239,685
Littelfuse, Inc.	19,044	4,613,219
National Instruments Corp.	67,854	3,951,138
Novanta, Inc. (A)	8,457	1,292,568
TD SYNNEX Corp.	21,817	1,942,586
Teledyne Technologies, Inc. (A)	18,327	7,594,709
Trimble, Inc. (A)	114,839	5,408,917
Zebra Technologies Corp., Class A (A)	22,304	6,424,221
IT services – 1.9%
Akamai Technologies, Inc. (A)	85,209	6,984,582
Amdocs, Ltd.	94,332	8,607,795
Cloudflare, Inc., Class A (A)	39,649	1,865,485
DXC Technology Company (A)	194,563	4,640,328
EPAM Systems, Inc. (A)	21,239	5,998,743
Gartner, Inc. (A)	28,202	8,529,977
Globant SA (A)	17,887	2,805,934
GoDaddy, Inc., Class A (A)	69,773	5,280,421
MongoDB, Inc. (A)	11,167	2,679,633
Okta, Inc. (A)	18,039	1,236,213
VeriSign, Inc. (A)	29,671	6,581,028
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	45

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Semiconductors and semiconductor equipment – 3.2%
Allegro MicroSystems, Inc. (A)	16,173	$578,508
Amkor Technology, Inc.	75,747	1,694,460
Cirrus Logic, Inc. (A)	17,949	1,539,845
Enphase Energy, Inc. (A)	41,750	6,855,350
Entegris, Inc.	64,398	4,824,698
First Solar, Inc. (A)	50,881	9,289,853
Lattice Semiconductor Corp. (A)	76,237	6,076,089
MKS Instruments, Inc.	50,503	4,235,687
Monolithic Power Systems, Inc.	17,219	7,954,661
ON Semiconductor Corp. (A)	229,104	16,486,326
Qorvo, Inc. (A)	71,816	6,612,817
Silicon Laboratories, Inc. (A)	7,600	1,058,680
Skyworks Solutions, Inc.	79,298	8,397,658
SolarEdge Technologies, Inc. (A)	20,954	5,985,091
Teradyne, Inc.	87,984	8,039,978
Universal Display Corp.	28,867	3,852,590
Wolfspeed, Inc. (A)(B)	54,420	2,533,251
Software – 3.2%
ANSYS, Inc. (A)	34,879	10,949,216
AppLovin Corp., Class A (A)	17,738	301,546
Aspen Technology, Inc. (A)	18,752	3,319,104
Bentley Systems, Inc., Class B	48,137	2,048,711
BILL Holdings, Inc. (A)	26,761	2,055,512
Black Knight, Inc. (A)	69,340	3,788,738
Ceridian HCM Holding, Inc. (A)	67,516	4,285,916
Confluent, Inc., Class A (A)	12,773	281,006
Dolby Laboratories, Inc., Class A	43,593	3,648,298
Dropbox, Inc., Class A (A)	161,896	3,292,965
Dynatrace, Inc. (A)	69,806	2,951,398
Elastic NV (A)	19,499	1,116,318
Fair Isaac Corp. (A)	9,042	6,582,124
Gen Digital, Inc.	272,905	4,822,231
Gitlab, Inc., Class A (A)(B)	17,754	539,011
Guidewire Software, Inc. (A)	44,166	3,365,008
HashiCorp, Inc., Class A (A)	8,429	225,981
HubSpot, Inc. (A)	12,152	5,115,384
Informatica, Inc., Class A (A)	12,930	199,898
Manhattan Associates, Inc. (A)	32,129	5,323,133
Nutanix, Inc., Class A (A)	29,080	697,338
Paycom Software, Inc. (A)	18,376	5,335,839
Paylocity Holding Corp. (A)	15,588	3,013,005
Procore Technologies, Inc. (A)	16,008	854,987
PTC, Inc. (A)	54,245	6,823,479
Qualtrics International, Inc., Class A (A)	13,331	239,025
Samsara, Inc., Class A (A)	26,801	483,758
Smartsheet, Inc., Class A (A)	19,408	793,205
Splunk, Inc. (A)	26,665	2,299,590
SPS Commerce, Inc. (A)	7,681	1,131,411
Tyler Technologies, Inc. (A)	16,376	6,206,995
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
UiPath, Inc., Class A (A)	68,287	$961,481
Zscaler, Inc. (A)	15,653	1,410,335
Technology hardware, storage and peripherals – 1.0%
Hewlett Packard Enterprise Company	556,670	7,971,514
NetApp, Inc.	102,268	6,431,635
Pure Storage, Inc., Class A (A)	122,212	2,790,100
Seagate Technology Holdings PLC	70,522	4,144,578
Super Micro Computer, Inc. (A)	17,016	1,793,997
Western Digital Corp. (A)	185,098	6,374,775
Materials – 6.6%		196,646,572
Chemicals – 2.5%
Albemarle Corp.	30,586	5,672,480
Ashland, Inc.	18,406	1,870,234
Axalta Coating Systems, Ltd. (A)	127,379	4,021,355
Celanese Corp.	64,847	6,889,345
CF Industries Holdings, Inc.	75,658	5,415,600
Eastman Chemical Company	63,792	5,375,752
FMC Corp.	39,252	4,850,762
Huntsman Corp.	138,256	3,703,878
International Flavors & Fragrances, Inc.	58,689	5,690,485
LyondellBasell Industries NV, Class A	80,890	7,653,003
Olin Corp.	92,898	5,146,549
RPM International, Inc.	66,933	5,490,514
The Chemours Company	61,211	1,779,404
The Mosaic Company	168,661	7,227,124
Valvoline, Inc.	79,281	2,739,159
Westlake Corp.	20,009	2,276,624
Construction materials – 0.5%
Martin Marietta Materials, Inc.	21,660	7,866,912
Vulcan Materials Company	40,729	7,132,462
Containers and packaging – 2.3%
Amcor PLC	545,395	5,982,983
AptarGroup, Inc.	39,048	4,627,578
Avery Dennison Corp.	36,506	6,369,567
Ball Corp.	113,001	6,009,393
Berry Global Group, Inc.	102,808	5,943,330
Crown Holdings, Inc.	60,579	5,196,467
Graphic Packaging Holding Company	187,840	4,632,134
International Paper Company	164,736	5,454,409
Packaging Corp. of America	59,896	8,101,533
Sealed Air Corp.	88,276	4,236,365
Silgan Holdings, Inc.	20,330	1,001,456
Sonoco Products Company	80,349	4,870,756
Westrock Company	150,560	4,506,261
Metals and mining – 1.3%
Alcoa Corp.	114,835	4,264,972
Cleveland-Cliffs, Inc. (A)	393,587	6,053,368
Commercial Metals Company	45,247	2,112,582
46	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Materials (continued)
Metals and mining (continued)
MP Materials Corp. (A)	24,525	$531,457
Reliance Steel & Aluminum Company	34,326	8,505,983
Royal Gold, Inc.	30,092	3,985,384
Steel Dynamics, Inc.	95,389	9,915,687
U.S. Steel Corp.	154,863	3,543,265
Real estate – 5.2%		153,227,849
Diversified REITs – 0.1%
WP Carey, Inc.	53,074	3,938,091
Health care REITs – 0.5%
Healthcare Realty Trust, Inc.	132,199	2,614,896
Healthpeak Properties, Inc.	121,919	2,678,560
Medical Properties Trust, Inc.	221,942	1,946,431
Omega Healthcare Investors, Inc.	89,237	2,387,982
Ventas, Inc.	88,581	4,256,317
Hotel and resort REITs – 0.1%
Host Hotels & Resorts, Inc.	266,974	4,316,970
Industrial REITs – 0.5%
Americold Realty Trust, Inc.	96,823	2,864,993
EastGroup Properties, Inc.	16,019	2,668,125
First Industrial Realty Trust, Inc.	49,757	2,610,750
Rexford Industrial Realty, Inc.	67,136	3,744,175
STAG Industrial, Inc.	63,616	2,154,674
Office REITs – 0.2%
Alexandria Real Estate Equities, Inc.	34,746	4,314,758
Boston Properties, Inc.	43,620	2,327,563
Real estate management and development – 0.5%
CBRE Group, Inc., Class A (A)	108,762	8,337,695
Jones Lang LaSalle, Inc. (A)	32,128	4,467,077
Zillow Group, Inc., Class A (A)	7,861	336,294
Zillow Group, Inc., Class C (A)	31,320	1,363,673
Residential REITs – 1.1%
American Homes 4 Rent, Class A	109,317	3,635,883
Apartment Income REIT Corp.	58,114	2,149,056
Camden Property Trust	33,877	3,728,164
Equity LifeStyle Properties, Inc.	59,274	4,083,979
Essex Property Trust, Inc.	14,849	3,262,771
Invitation Homes, Inc.	138,061	4,607,096
Mid-America Apartment Communities, Inc.	27,169	4,178,592
Sun Communities, Inc.	27,681	3,845,721
UDR, Inc.	85,017	3,513,753
Retail REITs – 0.7%
Agree Realty Corp.	25,741	1,750,131
Brixmor Property Group, Inc.	111,501	2,378,316
Federal Realty Investment Trust	30,397	3,005,959
Kimco Realty Corp.	210,095	4,031,723
National Retail Properties, Inc.	67,521	2,937,164
Regency Centers Corp.	64,442	3,958,672
Spirit Realty Capital, Inc.	45,926	1,766,314
MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate (continued)
Specialized REITs – 1.5%
CubeSmart	83,986	$3,820,523
Extra Space Storage, Inc.	37,201	5,656,040
Gaming and Leisure Properties, Inc.	87,010	4,524,520
Iron Mountain, Inc.	99,865	5,516,543
Lamar Advertising Company, Class A	37,820	3,996,818
Life Storage, Inc.	31,596	4,245,870
National Storage Affiliates Trust	28,433	1,096,092
Rayonier, Inc.	42,873	1,344,497
VICI Properties, Inc.	208,526	7,077,372
Weyerhaeuser Company	193,489	5,787,256
Utilities – 5.9%		174,041,980
Electric utilities – 2.9%
Alliant Energy Corp.	95,399	5,260,301
Avangrid, Inc.	21,270	856,330
Constellation Energy Corp.	45,020	3,484,548
Edison International	131,170	9,654,112
Entergy Corp.	89,549	9,633,681
Evergy, Inc.	128,113	7,957,098
Eversource Energy	97,540	7,570,079
FirstEnergy Corp.	188,635	7,507,673
IDACORP, Inc.	13,001	1,444,671
NRG Energy, Inc.	181,160	6,190,237
OGE Energy Corp.	123,610	4,640,319
PG&E Corp. (A)	454,100	7,769,651
Pinnacle West Capital Corp.	75,683	5,938,088
PPL Corp.	223,415	6,416,479
Gas utilities – 0.5%
Atmos Energy Corp.	49,824	5,686,911
National Fuel Gas Company	50,124	2,801,932
UGI Corp.	163,790	5,549,205
Independent power and renewable electricity producers – 0.5%
Brookfield Renewable Corp., Class A	38,748	1,294,571
Clearway Energy, Inc., Class A	14,924	432,498
Clearway Energy, Inc., Class C	39,725	1,206,448
The AES Corp.	308,950	7,309,757
Vistra Corp.	208,643	4,978,222
Multi-utilities – 1.6%
Ameren Corp.	98,216	8,738,278
CenterPoint Energy, Inc.	318,610	9,708,047
CMS Energy Corp.	109,743	6,832,599
DTE Energy Company	68,209	7,667,374
NiSource, Inc.	275,120	7,829,915
WEC Energy Group, Inc.	82,891	7,971,627
Water utilities – 0.4%
American Water Works Company, Inc.	53,482	7,928,707
Essential Utilities, Inc.	88,586	3,782,622
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	47

MULTIFACTOR MID CAP ETF (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS – 0.2%		$5,770,243
(Cost $5,770,309)
Short-term funds – 0.2%		5,770,243
John Hancock Collateral Trust, 4.9058% (D)(E)	114,747	$1,147,133

State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.7429% (D)	4,623,110	4,623,110
Total investments (Multifactor Mid Cap ETF) (Cost $2,728,041,244) 100.0%		$2,961,322,294
Other assets and liabilities, net (0.0%)		(474,012)
Total net assets 100.0%		$2,960,848,282

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-23.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	The rate shown is the annualized seven-day yield as of 4-30-23.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
MULTIFACTOR SMALL CAP ETF

As of 4-30-23
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%		$339,480,131
(Cost $320,802,102)
Communication services – 2.0%		6,816,108
Diversified telecommunication services – 0.3%
Frontier Communications Parent, Inc. (A)	42,014	946,996
Entertainment – 0.7%
Madison Square Garden Sports Corp.	5,181	1,038,791
World Wrestling Entertainment, Inc., Class A	12,660	1,356,772
Interactive media and services – 0.4%
Bumble, Inc., Class A (A)	21,684	394,866
Ziff Davis, Inc. (A)	11,776	861,297
Media – 0.6%
Cable One, Inc.	56	42,471
TEGNA, Inc.	52,372	895,561
The New York Times Company, Class A	32,185	1,279,354
Consumer discretionary – 12.2%		41,480,055
Automobile components – 1.0%
Adient PLC (A)	20,860	770,568
Fox Factory Holding Corp. (A)	11,544	1,279,883
QuantumScape Corp. (A)(B)	52,515	367,605
Visteon Corp. (A)	6,529	916,606
Automobiles – 0.3%
Harley-Davidson, Inc.	4,843	179,675
Thor Industries, Inc.	11,706	925,008
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer discretionary (continued)
Broadline retail – 0.6%
Dillard’s, Inc., Class A	848	$253,035
Macy’s, Inc.	55,195	901,886
Ollie’s Bargain Outlet Holdings, Inc. (A)	14,611	953,368
Diversified consumer services – 0.9%
Bright Horizons Family Solutions, Inc. (A)	12,010	914,201
Grand Canyon Education, Inc. (A)	7,009	831,968
H&R Block, Inc.	35,390	1,200,075
Hotels, restaurants and leisure – 3.6%
Dutch Bros, Inc., Class A (A)(B)	9,319	290,287
Hilton Grand Vacations, Inc. (A)	19,119	818,293
International Game Technology PLC	19,634	552,501
Life Time Group Holdings, Inc. (A)	11,515	239,397
Light & Wonder, Inc. (A)	20,600	1,241,974
Marriott Vacations Worldwide Corp.	9,613	1,293,525
Norwegian Cruise Line Holdings, Ltd. (A)	80,999	1,081,337
Penn Entertainment, Inc. (A)	33,856	1,008,570
Red Rock Resorts, Inc., Class A	11,450	558,760
SeaWorld Entertainment, Inc. (A)	9,632	516,853
The Wendy’s Company	51,883	1,146,614
Travel + Leisure Company	18,027	689,893
Wingstop, Inc.	7,861	1,573,065
Wyndham Hotels & Resorts, Inc.	18,788	1,281,717
Household durables – 2.3%
Installed Building Products, Inc.	4,655	578,477
Leggett & Platt, Inc.	30,226	976,602
Newell Brands, Inc.	88,320	1,073,088
Skyline Champion Corp. (A)	11,880	881,140
Taylor Morrison Home Corp. (A)	23,431	1,009,642
Toll Brothers, Inc.	23,587	1,507,445
TopBuild Corp. (A)	8,107	1,827,966
Leisure products – 1.0%
Acushnet Holdings Corp.	7,170	359,432
Brunswick Corp.	19,105	1,619,913
Topgolf Callaway Brands Corp. (A)	31,112	689,753
YETI Holdings, Inc. (A)	19,656	775,429
Specialty retail – 1.6%
Academy Sports & Outdoors, Inc.	17,199	1,092,480
Asbury Automotive Group, Inc. (A)	4,777	924,158
Foot Locker, Inc. (B)	20,372	855,420
Murphy USA, Inc.	4,529	1,246,517
Signet Jewelers, Ltd.	9,487	698,053
The Gap, Inc.	54,868	526,733
Textiles, apparel and luxury goods – 0.9%
Capri Holdings, Ltd. (A)	4,731	196,337
Columbia Sportswear Company	7,157	597,896
PVH Corp.	17,781	1,525,788
Under Armour, Inc., Class A (A)	43,674	387,388
Under Armour, Inc., Class C (A)	42,753	343,734
48	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Consumer staples – 3.5%		$11,774,523
Beverages – 0.5%
Coca-Cola Consolidated, Inc.	1,112	655,480
National Beverage Corp. (A)	6,168	306,550
The Boston Beer Company, Inc., Class A (A)	2,195	696,934
Food products – 2.1%
Flowers Foods, Inc.	44,972	1,237,180
Hostess Brands, Inc. (A)	30,367	782,254
Ingredion, Inc.	13,902	1,475,975
Lancaster Colony Corp.	5,409	1,131,130
Pilgrim’s Pride Corp. (A)	9,437	215,258
Post Holdings, Inc. (A)	11,813	1,068,958
Seaboard Corp.	74	291,639
The Simply Good Foods Company (A)	22,933	834,073
Household products – 0.1%
Reynolds Consumer Products, Inc.	12,578	352,561
Personal care products – 0.8%
BellRing Brands, Inc. (A)	30,127	1,084,271
e.l.f. Beauty, Inc. (A)	11,784	1,093,084
Inter Parfums, Inc.	3,618	549,176
Energy – 6.1%		20,874,537
Energy equipment and services – 1.8%
Cactus, Inc., Class A	14,097	570,647
ChampionX Corp.	41,678	1,128,640
Helmerich & Payne, Inc.	19,841	657,928
Noble Corp. PLC (A)	23,019	885,081
TechnipFMC PLC (A)	17,598	240,917
Transocean, Ltd. (A)	144,926	855,063
Valaris, Ltd. (A)	12,718	763,080
Weatherford International PLC (A)	15,694	1,014,303
Oil, gas and consumable fuels – 4.3%
Antero Midstream Corp.	80,315	864,189
Chord Energy Corp.	8,491	1,208,524
Civitas Resources, Inc.	15,182	1,048,317
Comstock Resources, Inc. (B)	29,345	337,468
Denbury, Inc. (A)	10,564	986,466
DT Midstream, Inc.	21,437	1,056,201
EnLink Midstream LLC (A)	53,305	522,922
Kosmos Energy, Ltd. (A)	100,774	644,954
Magnolia Oil & Gas Corp., Class A	37,225	786,192
Matador Resources Company	3,626	177,783
Murphy Oil Corp.	32,024	1,175,601
PBF Energy, Inc., Class A	24,171	842,601
PDC Energy, Inc.	18,838	1,225,412
Peabody Energy Corp. (A)	26,526	637,155
Permian Resources Corp.	37,614	393,066
Range Resources Corp.	10,290	272,171
Scorpio Tankers, Inc.	12,350	645,288
SM Energy Company	25,312	710,761
Southwestern Energy Company (A)	235,801	1,223,807
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Financials – 16.1%		$54,759,269
Banks – 7.3%
Ameris Bancorp	15,267	511,445
Associated Banc-Corp.	33,563	598,428
Bank OZK	33,617	1,200,799
Cadence Bank	42,131	851,889
Columbia Banking System, Inc.	30,843	658,806
Community Bank System, Inc.	13,470	672,961
CVB Financial Corp.	30,128	451,016
First Financial Bankshares, Inc.	35,331	1,033,785
First Hawaiian, Inc.	29,714	567,835
First Interstate BancSystem, Inc., Class A	19,844	507,808
FNB Corp.	82,334	945,194
Glacier Bancorp, Inc.	25,858	859,261
Hancock Whitney Corp.	19,293	704,580
Home BancShares, Inc.	43,163	939,659
Independent Bank Corp.	10,453	585,368
New York Community Bancorp, Inc.	156,733	1,675,476
Old National Bancorp	67,888	910,378
PacWest Bancorp	27,404	278,151
Pinnacle Financial Partners, Inc.	19,748	1,070,934
Popular, Inc.	21,347	1,281,033
Prosperity Bancshares, Inc.	17,549	1,098,918
ServisFirst Bancshares, Inc.	11,951	603,526
SouthState Corp.	18,701	1,289,995
Synovus Financial Corp.	36,683	1,129,836
UMB Financial Corp.	9,171	583,367
United Bankshares, Inc.	34,393	1,139,440
United Community Banks, Inc.	26,587	662,016
Valley National Bancorp	100,450	942,221
Wintrust Financial Corp.	13,762	940,908
Capital markets – 2.1%
Affiliated Managers Group, Inc.	10,393	1,500,541
Cohen & Steers, Inc.	6,293	377,958
Evercore, Inc., Class A	7,196	820,848
Federated Hermes, Inc.	19,348	800,814
Hamilton Lane, Inc., Class A	8,041	592,461
Houlihan Lokey, Inc.	13,644	1,246,789
Janus Henderson Group PLC	43,493	1,128,643
Moelis & Company, Class A	14,339	543,161
Consumer finance – 1.2%
Credit Acceptance Corp. (A)	1,414	692,153
FirstCash Holdings, Inc.	8,497	875,446
Nelnet, Inc., Class A	3,054	294,100
OneMain Holdings, Inc.	27,442	1,052,950
SLM Corp.	79,882	1,199,828
Financial services – 2.2%
Enact Holdings, Inc.	6,882	166,131
Essent Group, Ltd.	28,315	1,202,538
Euronet Worldwide, Inc. (A)	11,088	1,227,885
Jackson Financial, Inc., Class A	19,464	700,899
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	49

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Financials (continued)
Financial services (continued)
MGIC Investment Corp.	88,504	$1,316,054
Radian Group, Inc.	46,336	1,124,575
Shift4 Payments, Inc., Class A (A)	10,526	713,347
TFS Financial Corp.	15,004	180,648
The Western Union Company	85,306	932,395
Insurance – 3.3%
American Equity Investment Life Holding Company	18,772	723,473
Assured Guaranty, Ltd.	13,795	743,137
Axis Capital Holdings, Ltd.	21,541	1,217,928
Brighthouse Financial, Inc. (A)	16,297	720,327
BRP Group, Inc., Class A (A)	15,198	382,838
Enstar Group, Ltd. (A)	2,811	676,327
First American Financial Corp.	23,568	1,357,752
Kemper Corp.	14,129	687,376
Lincoln National Corp.	5,215	113,322
RLI Corp.	10,233	1,422,899
Selective Insurance Group, Inc.	14,496	1,396,400
The Hanover Insurance Group, Inc.	8,783	1,050,095
White Mountains Insurance Group, Ltd.	616	882,198
Health care – 10.0%		33,851,754
Biotechnology – 3.5%
Alkermes PLC (A)	36,647	1,046,272
CRISPR Therapeutics AG (A)	16,690	816,809
Cytokinetics, Inc. (A)	21,883	818,424
Denali Therapeutics, Inc. (A)	22,647	562,551
Exelixis, Inc. (A)	72,188	1,321,038
Halozyme Therapeutics, Inc. (A)	37,062	1,190,802
Intellia Therapeutics, Inc. (A)	17,728	669,232
Ionis Pharmaceuticals, Inc. (A)	31,042	1,097,956
Madrigal Pharmaceuticals, Inc. (A)	3,194	996,528
Natera, Inc. (A)	19,727	1,000,553
Prometheus Biosciences, Inc. (A)	8,287	1,607,264
PTC Therapeutics, Inc. (A)	13,603	750,069
Health care equipment and supplies – 2.0%
Envista Holdings Corp. (A)	8,234	316,927
Globus Medical, Inc., Class A (A)	17,364	1,009,543
Haemonetics Corp. (A)	11,512	963,670
Integra LifeSciences Holdings Corp. (A)	18,443	1,020,267
Lantheus Holdings, Inc. (A)	15,346	1,311,316
Merit Medical Systems, Inc. (A)	13,030	1,059,209
QuidelOrtho Corp. (A)	12,668	1,139,487
Health care providers and services – 2.9%
AMN Healthcare Services, Inc. (A)	9,581	827,319
Encompass Health Corp.	22,952	1,472,371
HealthEquity, Inc. (A)	19,183	1,025,331
Option Care Health, Inc. (A)	32,689	1,050,951
Premier, Inc., Class A	31,534	1,051,028
Select Medical Holdings Corp.	22,688	691,984
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Health care (continued)
Health care providers and services (continued)
Surgery Partners, Inc. (A)	15,270	$605,608
Tenet Healthcare Corp. (A)	22,155	1,624,405
The Ensign Group, Inc.	14,093	1,368,289
Health care technology – 0.3%
Evolent Health, Inc., Class A (A)	23,035	838,704
Life sciences tools and services – 0.9%
10X Genomics, Inc., Class A (A)	19,332	1,013,577
Maravai LifeSciences Holdings, Inc., Class A (A)	20,479	282,405
Medpace Holdings, Inc. (A)	7,096	1,420,193
Sotera Health Company (A)	20,832	349,353
Syneos Health, Inc. (A)	2,022	79,384
Pharmaceuticals – 0.4%
Organon & Company	14,062	346,347
Perrigo Company PLC	29,755	1,106,588
Industrials – 21.1%		71,794,698
Aerospace and defense – 2.5%
Aerojet Rocketdyne Holdings, Inc. (A)	17,539	989,375
BWX Technologies, Inc.	20,088	1,297,283
Curtiss-Wright Corp.	9,620	1,633,765
Hexcel Corp.	18,742	1,350,923
Maxar Technologies, Inc.	16,714	881,162
Parsons Corp. (A)	9,031	392,849
Spirit AeroSystems Holdings, Inc., Class A	24,133	718,198
Woodward, Inc.	13,082	1,256,134
Air freight and logistics – 0.4%
GXO Logistics, Inc. (A)	25,694	1,365,122
Building products – 1.9%
AAON, Inc.	9,502	931,196
Armstrong World Industries, Inc.	12,620	866,489
Simpson Manufacturing Company, Inc.	10,573	1,329,872
The AZEK Company, Inc. (A)	24,933	676,682
Trex Company, Inc. (A)	24,160	1,320,586
UFP Industries, Inc.	15,723	1,234,570
Commercial services and supplies – 1.2%
Casella Waste Systems, Inc., Class A (A)	11,622	1,034,358
Driven Brands Holdings, Inc. (A)	14,121	433,515
MSA Safety, Inc.	9,296	1,206,156
Stericycle, Inc. (A)	20,679	943,996
UniFirst Corp.	3,382	553,566
Construction and engineering – 1.3%
API Group Corp. (A)	42,346	963,795
Comfort Systems USA, Inc.	7,789	1,164,378
Fluor Corp. (A)	31,691	920,940
MDU Resources Group, Inc.	48,247	1,409,777
Electrical equipment – 1.6%
Acuity Brands, Inc.	8,747	1,376,603
Atkore, Inc. (A)	8,499	1,073,679
50	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Electrical equipment (continued)
Encore Wire Corp.	3,940	$615,940
EnerSys	9,142	758,512
Shoals Technologies Group, Inc., Class A (A)	30,436	635,808
Sunrun, Inc. (A)	46,633	981,158
Ground transportation – 1.2%
Hertz Global Holdings, Inc. (A)	32,545	542,851
Landstar System, Inc.	8,891	1,565,083
Ryder System, Inc.	10,590	838,304
Schneider National, Inc., Class B	12,641	330,815
XPO, Inc. (A)	23,012	1,016,670
Machinery – 4.2%
Allison Transmission Holdings, Inc.	27,054	1,319,965
Chart Industries, Inc. (A)	9,162	1,219,462
Crane Company (A)	12,334	888,911
Crane NXT Company	12,334	584,138
Evoqua Water Technologies Corp. (A)	27,411	1,355,474
Flowserve Corp.	32,871	1,097,563
Franklin Electric Company, Inc.	8,694	777,852
Gates Industrial Corp. PLC (A)	23,709	319,360
Hillenbrand, Inc.	13,474	614,684
John Bean Technologies Corp.	8,249	896,749
Mueller Industries, Inc.	12,386	889,934
Oshkosh Corp.	15,016	1,149,024
Terex Corp.	14,885	663,722
The Timken Company	16,544	1,271,406
Watts Water Technologies, Inc., Class A	6,837	1,105,748
Marine transportation – 0.1%
Kirby Corp. (A)	3,267	234,701
Passenger airlines – 0.3%
Alaska Air Group, Inc. (A)	7,290	316,823
Copa Holdings SA, Class A	6,457	583,196
Professional services – 3.5%
Alight, Inc., Class A (A)	67,617	625,457
ASGN, Inc. (A)	13,149	941,337
Dun & Bradstreet Holdings, Inc.	59,113	660,292
ExlService Holdings, Inc. (A)	7,270	1,296,823
Exponent, Inc.	12,424	1,143,629
FTI Consulting, Inc. (A)	8,570	1,546,885
Insperity, Inc.	8,314	1,018,132
ManpowerGroup, Inc.	14,393	1,089,694
Maximus, Inc.	15,295	1,279,427
Science Applications International Corp.	13,178	1,344,551
TriNet Group, Inc. (A)	10,438	968,438
Trading companies and distributors – 2.9%
Air Lease Corp.	29,520	1,187,294
Applied Industrial Technologies, Inc.	8,566	1,162,064
Beacon Roofing Supply, Inc. (A)	10,834	651,990
Core & Main, Inc., Class A (A)(B)	16,244	423,319
GATX Corp.	8,170	930,645
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Industrials (continued)
Trading companies and distributors (continued)
Herc Holdings, Inc.	5,720	$572,114
MSC Industrial Direct Company, Inc., Class A	10,236	928,712
SiteOne Landscape Supply, Inc. (A)	9,677	1,429,680
Triton International, Ltd.	12,994	1,074,214
Univar Solutions, Inc. (A)	45,667	1,621,179
Information technology – 12.7%		43,201,147
Communications equipment – 0.4%
Calix, Inc. (A)	13,173	602,006
Lumentum Holdings, Inc. (A)	15,129	729,974
Electronic equipment, instruments and components – 3.8%
Advanced Energy Industries, Inc.	8,277	715,961
Avnet, Inc.	20,588	849,461
Badger Meter, Inc.	6,624	876,554
Belden, Inc.	9,529	751,743
Coherent Corp. (A)	26,767	913,825
Fabrinet (A)	8,267	784,952
Insight Enterprises, Inc. (A)	7,584	917,285
IPG Photonics Corp. (A)	6,573	755,764
Littelfuse, Inc.	6,084	1,473,788
National Instruments Corp.	32,820	1,911,109
Novanta, Inc. (A)	9,654	1,475,517
Sanmina Corp. (A)	13,153	687,376
Vontier Corp.	33,509	909,099
IT services – 0.5%
DXC Technology Company (A)	43,221	1,030,821
Kyndryl Holdings, Inc. (A)	46,805	676,800
Semiconductors and semiconductor equipment – 3.4%
Ambarella, Inc. (A)	9,679	599,904
Amkor Technology, Inc.	25,484	570,077
Axcelis Technologies, Inc. (A)	7,283	861,579
Cirrus Logic, Inc. (A)	16,080	1,379,503
Diodes, Inc. (A)	9,807	781,618
MACOM Technology Solutions Holdings, Inc. (A)	11,974	698,563
MKS Instruments, Inc.	2,909	243,978
Onto Innovation, Inc. (A)	10,813	875,637
Power Integrations, Inc.	15,054	1,095,630
Rambus, Inc. (A)	24,341	1,079,280
Silicon Laboratories, Inc. (A)	9,082	1,265,123
Synaptics, Inc. (A)	8,723	772,509
Universal Display Corp.	9,161	1,222,627
Software – 4.3%
Altair Engineering, Inc., Class A (A)	11,948	825,009
Box, Inc., Class A (A)	37,097	981,587
DoubleVerify Holdings, Inc. (A)	18,163	534,355
Elastic NV (A)	16,476	943,251
EngageSmart, Inc. (A)	6,424	110,300
Envestnet, Inc. (A)	12,570	796,687
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	51

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Information technology (continued)
Software (continued)
Freshworks, Inc., Class A (A)	34,542	$461,481
Guidewire Software, Inc. (A)	17,989	1,370,582
Informatica, Inc., Class A (A)	8,973	138,723
Instructure Holdings, Inc. (A)	4,168	110,577
NCR Corp. (A)	29,759	663,328
New Relic, Inc. (A)	12,105	865,144
Nutanix, Inc., Class A (A)	36,950	886,061
Paycor HCM, Inc. (A)	14,412	338,682
PowerSchool Holdings, Inc., Class A (A)	17,499	365,379
Qualys, Inc. (A)	8,525	962,814
Smartsheet, Inc., Class A (A)	28,485	1,164,182
SPS Commerce, Inc. (A)	8,353	1,230,397
Tenable Holdings, Inc. (A)	25,218	932,814
Teradata Corp. (A)	22,767	881,311
Technology hardware, storage and peripherals – 0.3%
Super Micro Computer, Inc. (A)	10,722	1,130,420
Materials – 6.8%		23,102,090
Chemicals – 4.0%
Ashland, Inc.	14,347	1,457,799
Avient Corp.	20,061	772,549
Axalta Coating Systems, Ltd. (A)	47,398	1,496,355
Balchem Corp.	7,621	1,001,399
Cabot Corp.	12,052	864,852
Element Solutions, Inc.	49,733	902,654
HB Fuller Company	11,764	778,424
Huntsman Corp.	36,928	989,301
Livent Corp. (A)	39,351	859,819
NewMarket Corp.	1,604	640,958
Quaker Chemical Corp.	3,135	585,085
The Chemours Company	40,896	1,188,847
The Scotts Miracle-Gro Company (B)	9,195	614,318
Valvoline, Inc.	46,985	1,623,332
Construction materials – 0.7%
Eagle Materials, Inc.	10,214	1,513,817
Summit Materials, Inc., Class A (A)	25,914	710,303
Containers and packaging – 1.0%
Greif, Inc., Class A	5,893	370,021
Greif, Inc., Class B	987	77,716
O-I Glass, Inc. (A)	33,380	750,049
Silgan Holdings, Inc.	19,149	943,280
Sonoco Products Company	21,910	1,328,184
Metals and mining – 0.7%
ATI, Inc. (A)	27,550	1,063,981
Commercial Metals Company	25,822	1,205,629
U.S. Steel Corp.	5,837	133,551
Paper and forest products – 0.4%
Louisiana-Pacific Corp.	20,587	1,229,867
MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Real estate – 5.4%		$18,346,383
Diversified REITs – 0.4%
Broadstone Net Lease, Inc.	41,134	665,137
Essential Properties Realty Trust, Inc.	34,547	855,038
Health care REITs – 0.6%
Medical Properties Trust, Inc.	132,904	1,165,568
Physicians Realty Trust	53,812	775,969
Hotel and resort REITs – 0.5%
Apple Hospitality REIT, Inc.	46,147	687,129
Ryman Hospitality Properties, Inc.	11,572	1,037,546
Industrial REITs – 0.7%
STAG Industrial, Inc.	38,572	1,306,434
Terreno Realty Corp.	17,939	1,104,863
Office REITs – 0.6%
Cousins Properties, Inc.	35,111	765,771
Kilroy Realty Corp.	24,169	706,702
Vornado Realty Trust	38,813	582,583
Real estate management and development – 0.2%
The Howard Hughes Corp. (A)	7,651	591,958
Residential REITs – 0.4%
Apartment Income REIT Corp.	34,353	1,270,374
Retail REITs – 1.3%
Agree Realty Corp.	17,126	1,164,397
Kite Realty Group Trust	49,433	1,024,252
Phillips Edison & Company, Inc.	27,221	858,550
Spirit Realty Capital, Inc.	31,801	1,223,066
Specialized REITs – 0.7%
National Storage Affiliates Trust	18,284	704,848
PotlatchDeltic Corp.	17,713	818,872
Rayonier, Inc.	33,078	1,037,326
Utilities – 4.0%		13,479,567
Electric utilities – 1.5%
ALLETE, Inc.	12,832	800,460
Hawaiian Electric Industries, Inc.	25,460	998,287
IDACORP, Inc.	11,913	1,323,773
PNM Resources, Inc.	20,040	964,525
Portland General Electric Company	20,352	1,030,218
Gas utilities – 1.5%
National Fuel Gas Company	20,248	1,131,863
New Jersey Resources Corp.	22,164	1,144,549
ONE Gas, Inc.	12,284	945,254
Southwest Gas Holdings, Inc.	15,515	868,840
Spire, Inc.	11,782	797,995
Independent power and renewable electricity producers – 0.3%
Ormat Technologies, Inc.	10,913	936,445
Multi-utilities – 0.5%
Black Hills Corp.	14,782	965,117
NorthWestern Corp.	13,681	801,980
52	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR SMALL CAP ETF (continued)

	Shares or Principal Amount	Value
Utilities (continued)
Water utilities – 0.2%
American States Water Company	8,679	$770,261

SHORT-TERM INVESTMENTS – 0.3%		$1,056,210
(Cost $1,056,259)
Short-term funds – 0.3%		1,056,210
John Hancock Collateral Trust, 4.9058% (C)(D)	61,980	619,623

State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.7429% (C)	436,587	436,587
Total investments (Multifactor Small Cap ETF) (Cost $321,858,361) 100.2%		$340,536,341
Other assets and liabilities, net (0.2%)		(699,159)
Total net assets 100.0%		$339,837,182

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 4-30-23.
(C)	The rate shown is the annualized seven-day yield as of 4-30-23.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	53

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-23

	Multifactor Developed International ETF	Multifactor Emerging Markets ETF	Multifactor Large Cap ETF	Multifactor Mid Cap ETF
Assets
Unaffiliated investments, at value	$481,386,489	$703,530,974	$718,260,197	$2,960,175,161
Affiliated investments, at value	17,292,826	323,200	188,958	1,147,133
Total investments, at value	498,679,315	703,854,174	718,449,155	2,961,322,294
Cash	—	—	—	121,029
Foreign currency, at value	1,776,379	2,214,269	—	—
Dividends and interest receivable	3,331,965	1,760,455	579,416	1,545,504
Receivable for fund shares sold	—	—	—	7,128,815
Receivable for investments sold	354,663	—	2,600,508	219,426
Receivable for securities lending income	20,430	12,275	1,926	17,625
Other assets	45,123	66,078	72,112	218,380
Total assets	504,207,875	707,907,251	721,703,117	2,970,573,073
Liabilities
Foreign capital gains tax payable	—	3,843,798	—	—
Payable for investments purchased	4,609	4,357	—	7,226,879
Payable for fund shares repurchased	—	—	2,613,132	—
Payable upon return of securities loaned	17,289,488	322,564	188,878	1,157,219
Payable to affiliates
Investment management fees	126,444	152,634	138,164	872,061
Accounting and legal services fees	29,831	45,102	46,785	187,424
Trustees’ fees	692	1,040	1,063	4,322
Other liabilities and accrued expenses	80,042	168,745	103,537	276,886
Total liabilities	17,531,106	4,538,240	3,091,559	9,724,791
Net assets	$486,676,769	$703,369,011	$718,611,558	$2,960,848,282
Net assets consist of
Paid-in capital	$490,990,114	$752,698,064	$691,893,406	$2,882,076,618
Total distributable earnings (loss)	(4,313,345)	(49,329,053)	26,718,152	78,771,664
Net assets	$486,676,769	$703,369,011	$718,611,558	$2,960,848,282
Unaffiliated investments, at cost	$435,491,368	$689,126,267	$644,121,718	$2,726,894,045
Affiliated investments, at cost	$17,293,018	$323,215	$188,961	$1,147,199
Foreign currency, at cost	$1,760,365	$2,192,382	—	—
Securities loaned, at value	$25,583,198	$3,896,499	$891,024	$9,183,941
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$486,676,769	$703,369,011	$718,611,558	$2,960,848,282
Shares outstanding	15,500,000	29,000,000	13,750,000	62,300,000
Net asset value per share	$31.40	$24.25	$52.26	$47.53
54	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 4-30-23

Continued
Multifactor Small Cap ETF
Assets
Unaffiliated investments, at value	$339,916,718
Affiliated investments, at value	619,623
Total investments, at value	340,536,341
Dividends and interest receivable	56,498
Receivable for investments sold	6,663
Receivable for securities lending income	6,171
Other assets	39,438
Total assets	340,645,111
Liabilities
Payable for investments purchased	2,006
Payable upon return of securities loaned	620,760
Payable to affiliates
Investment management fees	94,895
Accounting and legal services fees	21,782
Trustees’ fees	501
Other liabilities and accrued expenses	67,985
Total liabilities	807,929
Net assets	$339,837,182
Net assets consist of
Paid-in capital	$422,326,749
Total distributable earnings (loss)	(82,489,567)
Net assets	$339,837,182
Unaffiliated investments, at cost	$321,238,689
Affiliated investments, at cost	$619,672
Securities loaned, at value	$2,073,177
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$339,837,182
Shares outstanding	10,750,000
Net asset value per share	$31.61
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	55

STATEMENTS OF OPERATIONS For the year ended 4-30-23

	Multifactor Developed International ETF	Multifactor Emerging Markets ETF	Multifactor Large Cap ETF	Multifactor Mid Cap ETF
Investment income
Dividends from unaffiliated investments	$16,746,291	$27,284,844	$13,235,170	$44,494,034
Non-cash dividends	1,067,565	1,394,248	—	—
Securities lending	110,175	42,613	12,477	248,483
Interest	17,982	17,493	18,915	80,380
Less foreign taxes withheld	(1,586,883)	(3,422,172)	(2,085)	(13,757)
Total investment income	16,355,130	25,317,026	13,264,477	44,809,140
Expenses
Investment management fees	1,566,909	2,952,798	1,913,102	9,784,117
Accounting and legal services fees	86,141	128,989	139,037	504,006
Transfer agent fees	10,000	10,000	10,000	10,000
Trustees’ fees	10,594	15,522	17,673	60,525
Custodian fees	144,421	630,675	136,209	426,921
Printing and postage	22,437	24,397	49,482	160,141
Professional fees	57,971	65,706	65,933	136,611
Stock exchange listing fees	7,468	7,433	8,408	11,856
Other	30,510	35,015	36,563	76,016
Total expenses	1,936,451	3,870,535	2,376,407	11,170,193
Less expense reductions	(189,234)	(578,491)	(242,653)	(191,858)
Net expenses	1,747,217	3,292,044	2,133,754	10,978,335
Net investment income	14,607,913	22,024,982	11,130,723	33,830,805
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(22,380,421)	(31,252,498)[1]	(14,143,176)	(89,349,040)
Affiliated investments	1,437	257	—	(3,223)
Futures contracts	(411,178)	(211,500)	(110,379)	(306,545)
Redemptions in kind	10,695,460	2,084,723	47,689,722	100,068,442
	(12,094,702)	(29,379,018)	33,436,167	10,409,634
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	30,229,087	(25,012,718)[2]	(35,705,624)	(77,717,778)
Affiliated investments	374	111	23	400
	30,229,461	(25,012,607)	(35,705,601)	(77,717,378)
Net realized and unrealized gain (loss)	18,134,759	(54,391,625)	(2,269,434)	(67,307,744)
Increase (decrease) in net assets from operations	$32,742,672	$(32,366,643)	$8,861,289	$(33,476,939)

[1]	Net of foreign capital gains taxes of $457,980.
[2]	Net of $735,038 decrease in deferred foreign capital gains taxes.
56	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-23

Continued

Multifactor Small Cap ETF
Investment income
Dividends from unaffiliated investments	$5,216,132
Securities lending	36,805
Interest	17,883
Less foreign taxes withheld	(6,555)
Total investment income	5,264,265
Expenses
Investment management fees	1,333,972
Accounting and legal services fees	65,292
Transfer agent fees	10,000
Trustees’ fees	8,268
Custodian fees	74,141
Printing and postage	27,348
Professional fees	46,051
Stock exchange listing fees	5,889
Other	24,297
Total expenses	1,595,258
Less expense reductions	(158,810)
Net expenses	1,436,448
Net investment income	3,827,817
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(27,872,495)
Affiliated investments	(346)
Futures contracts	47,318
Redemptions in kind	27,979,919
154,396
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(5,514,953)
Affiliated investments	1
(5,514,952)
Net realized and unrealized loss	(5,360,556)
Decrease in net assets from operations	$(1,532,739)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	57

STATEMENTS OF CHANGES IN NET ASSETS

	Multifactor Developed International ETF		Multifactor Emerging Markets ETF		Multifactor Large Cap ETF
	Year ended 4-30-23	Year ended 4-30-22	Year ended 4-30-23	Year ended 4-30-22	Year ended 4-30-23	Year ended 4-30-22
Increase (decrease) in net assets
From operations
Net investment income	$14,607,913	$14,946,190	$22,024,982	$17,285,712	$11,130,723	$8,581,950
Net realized gain (loss)	(12,094,702)	12,647,177	(29,379,018)	(551,133)	33,436,167	27,074,095
Change in net unrealized appreciation (depreciation)	30,229,461	(66,945,494)	(25,012,607)	(115,024,799)	(35,705,601)	(49,027,535)
Increase (decrease) in net assets resulting from operations	32,742,672	(39,352,127)	(32,366,643)	(98,290,220)	8,861,289	(13,371,490)
Distributions to shareholders
From earnings	(12,810,369)	(16,282,455)	(18,390,167)	(18,823,632)	(10,582,221)	(8,541,390)
From fund share transactions
Shares issued	39,519,440	123,309,794	104,872,084	71,215,603	86,066,757	170,026,286
Shares repurchased	(55,442,968)	(69,777,522)	(11,598,854)	(29,222,676)	(147,594,230)	(72,014,924)
Total from fund share transactions	(15,923,528)	53,532,272	93,273,230	41,992,927	(61,527,473)	98,011,362
Total increase (decrease)	4,008,775	(2,102,310)	42,516,420	(75,120,925)	(63,248,405)	76,098,482
Net assets
Beginning of year	482,667,994	484,770,304	660,852,591	735,973,516	781,859,963	705,761,481
End of year	$486,676,769	$482,667,994	$703,369,011	$660,852,591	$718,611,558	$781,859,963
Share activity
Shares outstanding
Beginning of year	16,100,000	14,500,000	25,100,000	23,600,000	14,975,000	13,225,000
Shares issued	1,400,000	3,700,000	4,400,000	2,500,000	1,725,000	3,050,000
Shares repurchased	(2,000,000)	(2,100,000)	(500,000)	(1,000,000)	(2,950,000)	(1,300,000)
End of year	15,500,000	16,100,000	29,000,000	25,100,000	13,750,000	14,975,000
58	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multifactor Mid Cap ETF		Multifactor Small Cap ETF
	Year ended 4-30-23	Year ended 4-30-22	Year ended 4-30-23	Year ended 4-30-22
Increase (decrease) in net assets
From operations
Net investment income	$33,830,805	$20,239,746	$3,827,817	$3,805,766
Net realized gain	10,409,634	87,205,470	154,396	29,531,594
Change in net unrealized depreciation	(77,717,378)	(234,507,963)	(5,514,952)	(65,353,940)
Decrease in net assets resulting from operations	(33,476,939)	(127,062,747)	(1,532,739)	(32,016,580)
Distributions to shareholders
From earnings	(30,114,715)	(18,319,101)	(3,723,992)	(4,761,782)
From fund share transactions
Shares issued	860,188,790	605,048,219	82,315,085	109,353,746
Shares repurchased	(246,351,415)	(212,516,812)	(113,906,004)	(122,188,867)
Total from fund share transactions	613,837,375	392,531,407	(31,590,919)	(12,835,121)
Total increase (decrease)	550,245,721	247,149,559	(36,847,650)	(49,613,483)
Net assets
Beginning of year	2,410,602,561	2,163,453,002	376,684,832	426,298,315
End of year	$2,960,848,282	$2,410,602,561	$339,837,182	$376,684,832
Share activity
Shares outstanding
Beginning of year	49,450,000	41,975,000	11,775,000	12,075,000
Shares issued	18,050,000	11,525,000	2,625,000	3,225,000
Shares repurchased	(5,200,000)	(4,050,000)	(3,650,000)	(3,525,000)
End of year	62,300,000	49,450,000	10,750,000	11,775,000
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	59

Financial Highlights
MULTIFACTOR DEVELOPED INTERNATIONAL ETF

Period ended	4-30-23	4-30-22	4-30-21	4-30-20	4-30-19
Per share operating performance
Net asset value, beginning of period	$29.98	$33.43	$24.33	$28.75	$30.68
Net investment income[1]	0.92	0.97	0.70	0.73	0.91
Net realized and unrealized gain (loss) on investments	1.30	(3.34)	8.99	(4.21)	(2.31)
Total from investment operations	2.22	(2.37)	9.69	(3.48)	(1.40)
Less distributions
From net investment income	(0.80)	(1.08)	(0.59)	(0.94)	(0.53)
Net asset value, end of period	$31.40	$29.98	$33.43	$24.33	$28.75
Total return (%)[2]	7.79	(7.45)	40.26	(12.57)	(4.54)
Ratios and supplemental data
Net assets, end of period (in millions)	$487	$483	$485	$433	$512
Ratios (as a percentage of average net assets):
Expenses before reductions	0.43	0.42	0.43	0.52	0.55
Expenses including reductions	0.39	0.39	0.39	0.45	0.45
Net investment income	3.26	2.92	2.43	2.46	3.28
Portfolio turnover (%)[3]	12	10	8	10	17

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR EMERGING MARKETS ETF

Period ended	4-30-23	4-30-22	4-30-21	4-30-20	4-30-19[1]
Per share operating performance
Net asset value, beginning of period	$26.33	$31.19	$21.61	$25.87	$25.00
Net investment income[2]	0.79	0.72	0.50	0.66	0.14
Net realized and unrealized gain (loss) on investments	(2.21)	(4.79)	9.57	(4.29)	0.78
Total from investment operations	(1.42)	(4.07)	10.07	(3.63)	0.92
Less distributions
From net investment income	(0.66)	(0.79)	(0.49)	(0.63)	(0.05)
Net asset value, end of period	$24.25	$26.33	$31.19	$21.61	$25.87
Total return (%)[3]	(5.32)	(13.33)	46.99	(14.44)	3.71[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$703	$661	$736	$685	$818
Ratios (as a percentage of average net assets):
Expenses before reductions	0.58	0.56	0.55	0.67	0.71[5]
Expenses including reductions	0.49	0.49	0.49	0.55	0.55[5]
Net investment income	3.28	2.43	1.89	2.69	0.97[5]
Portfolio turnover (%)[6]	10	12	25	22	3

[1]	Period from 9-27-18 (commencement of operations) to 4-30-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
60	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MULTIFACTOR LARGE CAP ETF

Period ended	4-30-23	4-30-22	4-30-21	4-30-20	4-30-19
Per share operating performance
Net asset value, beginning of period	$52.21	$53.37	$36.16	$37.97	$34.52
Net investment income[1]	0.76	0.63	0.66	0.73	0.70
Net realized and unrealized gain (loss) on investments	0.01[2]	(1.15)	17.30	(1.83)	3.25
Total from investment operations	0.77	(0.52)	17.96	(1.10)	3.95
Less distributions
From net investment income	(0.72)	(0.64)	(0.75)	(0.71)	(0.50)
Net asset value, end of period	$52.26	$52.21	$53.37	$36.16	$37.97
Total return (%)[3]	1.57	(1.06)	50.22	(3.04)	11.74
Ratios and supplemental data
Net assets, end of period (in millions)	$719	$782	$706	$789	$922
Ratios (as a percentage of average net assets):
Expenses before reductions	0.32	0.32	0.31	0.34	0.35
Expenses including reductions	0.29	0.29	0.29	0.33	0.34
Net investment income	1.51	1.12	1.50	1.92	1.96
Portfolio turnover (%)[4]	5	4	7	6	6

[1]	Based on average daily shares outstanding.
[2]	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
MULTIFACTOR MID CAP ETF

Period ended	4-30-23	4-30-22	4-30-21	4-30-20	4-30-19
Per share operating performance
Net asset value, beginning of period	$48.75	$51.54	$32.39	$36.60	$34.04
Net investment income[1]	0.60	0.44	0.39	0.48	0.53
Net realized and unrealized gain (loss) on investments	(1.28)	(2.83)	19.23	(4.29)	2.44
Total from investment operations	(0.68)	(2.39)	19.62	(3.81)	2.97
Less distributions
From net investment income	(0.54)	(0.40)	(0.47)	(0.40)	(0.41)
Net asset value, end of period	$47.53	$48.75	$51.54	$32.39	$36.60
Total return (%)[2]	(1.37)	(4.72)	61.03	(10.56)	8.98
Ratios and supplemental data
Net assets, end of period (in millions)	$2,961	$2,411	$2,163	$1,331	$1,030
Ratios (as a percentage of average net assets):
Expenses before reductions	0.42	0.42	0.42	0.43	0.45
Expenses including reductions	0.42	0.41	0.41	0.42	0.44
Net investment income	1.28	0.84	0.96	1.33	1.53
Portfolio turnover (%)[3]	14	10	20	11	13

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK MULTIFACTOR ETFS	61

MULTIFACTOR SMALL CAP ETF

Period ended	4-30-23	4-30-22	4-30-21	4-30-20	4-30-19
Per share operating performance
Net asset value, beginning of period	$31.99	$35.30	$21.77	$26.89	$25.69
Net investment income[1]	0.35	0.31	0.36	0.33	0.29
Net realized and unrealized gain (loss) on investments	(0.38)	(3.23)	13.51	(5.13)	1.16
Total from investment operations	(0.03)	(2.92)	13.87	(4.80)	1.45
Less distributions
From net investment income	(0.35)	(0.39)	(0.34)	(0.32)	(0.25)
Net asset value, end of period	$31.61	$31.99	$35.30	$21.77	$26.89
Total return (%)[2]	(0.06)	(8.39)	64.17	(18.07)	5.71
Ratios and supplemental data
Net assets, end of period (in millions)	$340	$377	$426	$463	$439
Ratios (as a percentage of average net assets):
Expenses before reductions	0.47	0.45	0.45	0.55	0.60
Expenses including reductions	0.42	0.42	0.42	0.49	0.50
Net investment income	1.12	0.90	1.31	1.30	1.13
Portfolio turnover (%)[3]	44	40	56	36	33

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
62	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, five of which are presented in this report (the funds).
The investment objective of each fund is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of their respective Index as listed below:
ETF	Index
Multifactor Developed International ETF	John Hancock Dimensional Developed International Index
Multifactor Emerging Markets ETF	John Hancock Dimensional Emerging Markets Index
Multifactor Large Cap ETF	John Hancock Dimensional Large Cap Index
Multifactor Mid Cap ETF	John Hancock Dimensional Mid Cap Index
Multifactor Small Cap ETF	John Hancock Dimensional Small Cap Index
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded and closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there  were no sales during the day or closing prices are not available, the securities are valued using  the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor valued at London close.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the funds’ investments as of April 30, 2023, by major security category or type:
	Total value at 4-30-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Developed International ETF
Investments in securities:
Assets
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	63

	Total value at 4-30-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Developed International ETF (continued)
Common stocks
Australia	$34,464,489	$34,464,489	—	—
Austria	1,065,363	1,065,363	—	—
Belgium	4,661,842	4,661,842	—	—
Chile	277,595	277,595	—	—
Denmark	14,975,995	14,975,995	—	—
Finland	6,491,941	6,491,941	—	—
France	56,005,244	56,005,244	—	—
Germany	35,262,788	35,262,788	—	—
Hong Kong	10,694,398	10,694,398	—	—
Ireland	5,104,597	5,104,597	—	—
Israel	1,725,763	1,725,763	—	—
Italy	11,223,796	11,223,796	—	—
Japan	110,104,749	110,104,749	—	—
Luxembourg	1,380,782	1,380,782	—	—
Macau	100,758	100,758	—	—
Malaysia	205,312	205,312	—	—
Mexico	86,796	86,796	—	—
Netherlands	21,290,104	21,290,104	—	—
New Zealand	795,577	795,577	—	—
Norway	2,597,926	2,597,926	—	—
Portugal	1,347,787	1,347,787	—	—
Singapore	7,799,643	7,799,643	—	—
Spain	13,078,760	13,078,760	—	—
Sweden	13,837,660	13,837,660	—	—
Switzerland	48,341,634	48,341,634	—	—
United Arab Emirates	13	—	$13	—
United Kingdom	74,329,538	74,329,538	—	—
United States	31,938	31,938	—	—
Preferred securities	3,302,683	3,302,683	—	—
Rights	—	—	—	—
Short-term investments	18,093,844	18,093,844	—	—
Total investments in securities	$498,679,315	$498,679,302	$13	—
Level 3 includes securities valued at $0. Refer to Funds’ investments.

Multifactor Emerging Markets ETF
Investments in securities:
Assets
Common stocks
Brazil	$27,306,048	$27,306,048	—	—
Cayman Islands	244,092	244,092	—	—
Chile	3,170,709	3,170,709	—	—
China	165,722,464	165,722,464	—	—
Hong Kong	10,863,764	10,863,764	—	—
India	135,491,827	135,491,827	—	—
Indonesia	18,612,234	18,612,234	—	—
Ireland	2,013,287	2,013,287	—	—
Malaysia	13,101,323	13,101,323	—	—
Mexico	20,409,809	20,409,809	—	—
Netherlands	383,286	383,286	—	—
Philippines	7,808,218	7,808,218	—	—
Poland	6,087,590	6,087,590	—	—
Russia	390,689	—	—	$390,689
Saudi Arabia	25,383,753	25,383,753	—	—
64	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

	Total value at 4-30-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multifactor Emerging Markets ETF (continued)
South Africa	$28,188,864	$28,188,864	—	—
South Korea	89,839,319	89,839,319	—	—
Taiwan	115,260,705	115,260,705	—	—
Thailand	15,987,962	15,987,962	—	—
Turkey	3,532,189	3,532,189	—	—
United Kingdom	96,271	96,271	—	—
United States	1,183,014	1,183,014	—	—
Preferred securities	11,295,706	11,295,706	—	—
Rights	1,365	1,365	—	—
Short-term investments	1,479,686	1,479,686	—	—
Total investments in securities	$703,854,174	$703,463,485	—	$390,689

Multifactor Large Cap ETF
Investments in securities:
Assets
Common stocks
Communication services	$45,650,323	$45,650,323	—	—
Consumer discretionary	70,270,008	70,270,008	—	—
Consumer staples	51,513,150	51,513,150	—	—
Energy	35,001,246	35,001,246	—	—
Financials	100,174,155	100,174,155	—	—
Health care	97,267,610	97,249,452	—	$18,158
Industrials	84,232,478	84,232,478	—	—
Information technology	151,333,863	151,333,863	—	—
Materials	30,262,132	30,262,132	—	—
Real estate	21,395,691	21,395,691	—	—
Utilities	30,685,536	30,685,536	—	—
Short-term investments	662,963	662,963	—	—
Total investments in securities	$718,449,155	$718,430,997	—	$18,158

Multifactor Mid Cap ETF
Investments in securities:
Assets
Common stocks
Communication services	$95,813,286	$95,813,286	—	—
Consumer discretionary	373,579,825	373,579,825	—	—
Consumer staples	140,417,974	140,417,974	—	—
Energy	140,669,428	140,669,428	—	—
Financials	406,732,456	406,732,456	—	—
Health care	348,003,290	347,718,948	—	$284,342
Industrials	541,439,085	541,439,085	—	—
Information technology	384,980,306	384,980,306	—	—
Materials	196,646,572	196,646,572	—	—
Real estate	153,227,849	153,227,849	—	—
Utilities	174,041,980	174,041,980	—	—
Short-term investments	5,770,243	5,770,243	—	—
Total investments in securities	$2,961,322,294	$2,961,037,952	—	$284,342

Multifactor Small Cap ETF
Investments in securities:
Assets
Common stocks	$339,480,131	$339,480,131	—	—
Short-term investments	1,056,210	1,056,210	—	—
Total investments in securities	$340,536,341	$340,536,341	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	65

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Securities lending. The funds may lend their securities to earn additional income. The funds receive collateral from the borrower in an amount not less than the market value of the loaned securities. The funds may invest their cash collateral in JHCT, an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the funds for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the funds will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The funds receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the funds and the corresponding cash collateral received at April 30, 2023. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the funds, and accordingly, is not reflected in the funds’ net assets.
Fund	Market value of securities on loan	Cash collateral received	Non-cash collateral
Multifactor Developed International ETF	$25,583,198	$17,289,488	$9,797,108
Multifactor Emerging Markets ETF	3,896,499	322,564	3,786,459
Multifactor Large Cap ETF	891,024	188,878	741,646
Multifactor Mid Cap ETF	9,183,941	1,157,219	8,453,282
Multifactor Small Cap ETF	2,073,177	620,760	1,534,861
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the funds’ performance.
Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
66	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended April 30, 2023, the funds had no borrowings under the line of credit.
Commitment fees for the year ended April 30, 2023 were as follows:
Fund	Commitment fee
Multifactor Developed International ETF	$4,779
Multifactor Emerging Markets ETF	5,519
Multifactor Large Cap ETF	5,766
Multifactor Mid Cap ETF	12,033
Multifactor Small Cap ETF	4,329
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of April 30, 2023, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2023:
	No Expiration Date
Fund	Short Term	Long Term
Multifactor Developed International ETF	$20,073,261	$35,030,597
Multifactor Emerging Markets ETF	22,892,829	36,932,954
Multifactor Large Cap ETF	18,625,742	31,017,739
Multifactor Mid Cap ETF	113,117,852	46,709,259
Multifactor Small Cap ETF	68,951,848	32,614,968
Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of April 30, 2023, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on April 30, 2023, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multifactor Developed International ETF	$455,034,211	$66,365,055	$(22,719,951)	$43,645,104
Multifactor Emerging Markets ETF	696,281,564	99,127,689	(91,555,079)	7,572,610
Multifactor Large Cap ETF	645,116,078	120,870,050	(47,536,973)	73,333,077
Multifactor Mid Cap ETF	2,731,250,061	404,879,218	(174,806,985)	230,072,233
Multifactor Small Cap ETF	322,022,273	37,149,608	(18,635,540)	18,514,068
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The funds generally declare and pay dividends at least semiannually from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the year ended April 30, 2023 was as follows:
Fund	Ordinary Income
Multifactor Developed International ETF	$12,810,369
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	67

Fund	Ordinary Income
Multifactor Emerging Markets ETF	$18,390,167
Multifactor Large Cap ETF	10,582,221
Multifactor Mid Cap ETF	30,114,715
Multifactor Small Cap ETF	3,723,992
The tax character of distributions for the year ended April 30, 2022 was as follows:
Fund	Ordinary Income
Multifactor Developed International ETF	$16,282,455
Multifactor Emerging Markets ETF	18,823,632
Multifactor Large Cap ETF	8,541,390
Multifactor Mid Cap ETF	18,319,101
Multifactor Small Cap ETF	4,761,782
As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income
Multifactor Developed International ETF	$7,141,913
Multifactor Emerging Markets ETF	6,747,040
Multifactor Large Cap ETF	3,028,556
Multifactor Mid Cap ETF	8,526,542
Multifactor Small Cap ETF	563,181
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, wash sale loss deferrals, redemptions-in-kind and foreign currency transactions.
Note 3—Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the funds, if any, are identified in the Funds’ investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended April 30, 2023. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
68	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Fund	Reason	USD Notional range
Multifactor Developed International ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2023, there were no open futures contracts.	Up to $10.7 million, as measured during the period
Multifactor Emerging Markets ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2023, there were no open futures contracts.	Up to $7.9 million, as measured during the period
Multifactor Large Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2023, there were no open futures contracts.	Up to $2.0 million, as measured during the period
Multifactor Mid Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2023, there were no open futures contracts.	Up to $12.7 million, as measured during the period
Multifactor Small Cap ETF	The fund used futures contracts to meet the transactional needs of the portfolio and to equitize cash balances, if needed. As of April 30, 2023, there were no open futures contracts.	Up to $5.3 million, as measured during the period
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended April 30, 2023:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
Multifactor Developed International ETF	Equity	$(411,178)
Multifactor Emerging Markets ETF	Equity	$(211,500)
Multifactor Large Cap ETF	Equity	$(110,379)
Multifactor Mid Cap ETF	Equity	$(306,545)
Multifactor Small Cap ETF	Equity	$47,318
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below. The Advisor has a subadvisory agreement with Dimensional Fund Advisors LP. The funds are not responsible for payment of the subadvisory fees.
The management fee structure is as follows:
Fund	Average daily net assets
Multifactor Developed International ETF	0.35%
Multifactor Emerging Markets ETF	0.44%
Multifactor Large Cap ETF	0.26%
Fund	Average daily net assets
Multifactor Mid Cap ETF	0.37%
Multifactor Small Cap ETF	0.39%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the year ended April 30, 2023, this waiver amounted to 0.01% of the funds’ average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make a payment to each fund, in an amount equal to the amount by which expenses of the fund exceed the following:
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	69

Fund	Expense limitation as a percentage of average net assets
Multifactor Developed International ETF	0.39%
Multifactor Emerging Markets ETF	0.49%
Multifactor Large Cap ETF	0.29%
Fund	Expense limitation as a percentage of average net assets
Multifactor Mid Cap ETF	0.42%
Multifactor Small Cap ETF	0.42%
Expenses means all the expenses of the funds, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The funds’ expense limitation agreement expires on August 31, 2023, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amount to the following for the year ended April 30, 2023.
Fund	Expense reimbursement
Multifactor Developed International ETF	$189,234
Multifactor Emerging Markets ETF	578,491
Multifactor Large Cap ETF	242,653
Fund	Expense reimbursement
Multifactor Mid Cap ETF	$191,858
Multifactor Small Cap ETF	158,810

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended April 30, 2023, were equivalent to a net annual effective rate of the funds’ average daily net assets:
Fund	Net Annual Effective Rate
Multifactor Developed International ETF	0.31%
Multifactor Emerging Markets ETF	0.35%
Multifactor Large Cap ETF	0.23%
Fund	Net Annual Effective Rate
Multifactor Mid Cap ETF	0.36%
Multifactor Small Cap ETF	0.34%

Accounting and legal services.Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended April 30, 2023, amounted to an annual rate of 0.02% of the funds’ average daily net assets.
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Capital share transactions
Each fund will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF issue and redeem shares at NAV in creation units of 25,000 shares. Multifactor Developed International ETF and Multifactor Emerging Markets ETF issue and redeem shares at NAV in creation units of 100,000 shares.
Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a fund and a specified amount of cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. For the year ended April 30, 2023, such variable charges were approximately $426 and $122,161 for Multifactor Developed International ETF and Multifactor Emerging Markets ETF, respectively. These charges are included in shares issued or repurchased on the Statements of Changes in Net Assets.
70	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, are aggregated below for the year ended April 30, 2023. In addition, purchases and sales of in-kind transactions are aggregated below for the year ended April 30, 2023:
	Purchases		Sales and maturities
Fund	In-kind transactions	Non in-kind transactions	In-kind transactions	Non in-kind transactions
Multifactor Developed International ETF	$27,714,185	$66,480,676	$54,422,131	$55,033,449
Multifactor Emerging Markets ETF	18,595,451	156,246,489	9,797,166	68,765,771
Multifactor Large Cap ETF	85,724,439	35,543,200	146,942,120	35,150,151
Multifactor Mid Cap ETF	850,287,013	375,475,982	237,716,658	371,026,125
Multifactor Small Cap ETF	81,619,120	152,421,326	112,900,527	151,731,615
Note 8—Industry or sector risk
Certain funds may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 9—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 10—Investment by affiliated funds
Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds’ net assets. At April 30, 2023, funds within the John Hancock group of funds complex had the following affiliate ownership as a percentage of the funds’ net assets (funds with an affiliate ownership of 5% or more are disclosed separately):
Fund	Affiliated fund	Affiliated Concentration
Multifactor Developed International ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	37.96%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	17.67%
	Other affiliated funds	2.68%
	Total	58.30%
Multifactor Emerging Markets ETF	John Hancock Funds II Multimanager Lifestyle Growth Portfolio	28.97%
	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	18.58%
	John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	17.97%
	John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	10.74%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	9.04%
	Other affiliated funds	5.27%
	Total	90.58%
Multifactor Mid Cap ETF	Total other affiliated funds	7.11%
Multifactor Small Cap ETF	John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	33.83%
	John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	16.00%
	Other affiliated funds	4.23%
	Total	54.07%
Note 11—Investment in affiliated underlying funds
The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	71

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multifactor Developed International ETF
John Hancock Collateral Trust*	1,729,784	$10,869,912	$68,029,227	$(61,608,124)	$1,437	$374	$110,175	—	$17,292,826
Multifactor Emerging Markets ETF
John Hancock Collateral Trust*	32,329	$2,767,388	$9,082,745	$(11,527,301)	$257	$111	$42,613	—	$323,200
Multifactor Large Cap ETF
John Hancock Collateral Trust*	18,901	$468,378	$4,319,993	$(4,599,436)	—	$23	$12,477	—	$188,958
Multifactor Mid Cap ETF
John Hancock Collateral Trust*	114,747	$7,902,546	$62,413,341	$(69,165,931)	$(3,223)	$400	$248,483	—	$1,147,133
Multifactor Small Cap ETF
John Hancock Collateral Trust*	61,980	$761,349	$16,952,294	$(17,093,675)	$(346)	$1	$36,805	—	$619,623

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
72	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of Multifactor Developed International ETF, Multifactor Emerging Markets ETF, Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the funds’ investments, of Multifactor Developed International ETF, Multifactor Emerging Markets ETF, Multifactor Large Cap ETF, Multifactor Mid Cap ETF, and Multifactor Small Cap ETF (five of the funds constituting John Hancock Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 5, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	73

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended April 30, 2023.
Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Fund	Foreign sourced income	Foreign tax credit
Multifactor Developed International ETF	$17,813,856	$1,202,828
Multifactor Emerging Markets ETF	29,097,790	3,574,816
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
74	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multifactor Developed International ETF, John Hancock Multifactor Emerging Markets ETF, John Hancock Multifactor Large Cap ETF, John Hancock Multifactor Mid Cap ETF, and John Hancock Multifactor Small Cap ETF, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds’ subadvisor(s), Dimensional Fund Advisors LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	75

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	2015	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2015	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2015	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
76	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2015	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2015	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison,^ Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	77

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
^	Ms. Harrison is retiring effective May 1, 2023.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
78	JOHN HANCOCK MULTIFACTOR ETFS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†,#
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Dimensional Fund Advisors LP
Portfolio Managers
Casey Baum
Rita Chen
Joseph Hohn
Andres Torres
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
#Ms. Harrison is retiring effective May 1, 2023.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Investment Management 200 Berkeley Street Boston, MA 02116
ANNUAL REPORT | JOHN HANCOCK MULTIFACTOR ETFS	79

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NOT PART OF THE SHAREHOLDER REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116, 800-225-6020, jhinvestments.com/etf
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multifactor ETFs. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
JHAN-20180615-0136	ETFSA 4/2023
6/2023

Annual report
John Hancock
ETFs
April 30, 2023

A message to shareholders
Dear shareholder,
The financial markets posted mixed results during the 12 months ended April 30, 2023, with a gain for stocks offset by weaker performance for bonds. Equities initially trended lower through the first half of the period due to the seemingly open-ended nature of interest-rate increases by the U.S. Federal Reserve and other global central banks, but they rebounded from October onward as investors grew hopeful that rates were likely to peak in 2023. The market was also helped by economic data and corporate earnings that came in ahead of lowered expectations. The gains were concentrated in the large-cap stocks, however, as smaller caps were disproportionately hurt by the combination of rising rates, the prospect of slowing growth, and turmoil in the U.S. banking sector later in the period.
Rising rates had a larger adverse effect on bonds relative to equities, leading to poor returns across the maturity spectrum for both rate- and credit-sensitive investments.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ETFs

2	Exchange-traded funds (ETFs) at a glance
8	Management’s discussion of fund performance
10	Corporate Bond ETF
11	Mortgage-Backed Securities ETF
12	Preferred Income ETF
13	U.S. High Dividend ETF
14	Your expenses
16	Funds’ investments
32	Financial statements
36	Financial highlights
39	Notes to financial statements
47	Report of independent registered public accounting firm
48	Tax information
49	Evaluation of advisory and subadvisory agreements by the Board of Trustees
53	Statement regarding liquidity risk management
54	Trustees and Officers
57	More information
ANNUAL REPORT | JOHN HANCOCK ETFS	1

Exchange-traded funds (ETFs) at a glance
Corporate Bond ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The bond markets declined during the 12-month period
While inflation has lessened since its peak in June 2022, it remains at elevated levels as the U.S. Federal Reserve (Fed) continued to raise interest rates in an effort to tamp down rising prices.
John Hancock Corporate Bond ETF underperformed its benchmark
The fund posted a positive return but underperformed the Bloomberg U.S. Corporate Bond Index in a difficult environment for fixed income.
SECTOR COMPOSITION AS OF 4/30/2023 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-23 and do not reflect subsequent downgrades or upgrades, if any.
2	JOHN HANCOCK ETFS | ANNUAL REPORT

COUNTRY COMPOSITION AS OF 4/30/2023 (% of net assets)
United States	88.5
United Kingdom	4.6
Canada	2.7
France	1.3
Germany	1.0
Norway	1.0
Other countries	0.9
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK ETFS	3

International High Dividend ETF
SECTOR COMPOSITION AS OF 4/30/2023 (% of net assets)

TOP 10 HOLDINGS AS OF 4/30/2023 (% of net assets)
Solvay SA	2.1
Telefonica SA	2.1
Banco Bilbao Vizcaya Argentaria SA	2.1
Publicis Groupe SA	2.1
J Sainsbury PLC	2.1
Mitsui & Company, Ltd.	2.0
CK Hutchison Holdings, Ltd.	2.0
Marubeni Corp.	2.0
Bayerische Motoren Werke AG	2.0
Swire Pacific, Ltd., Class A	2.0
TOTAL	20.5
Cash and cash equivalents are not included.

TOP 10 COUNTRIES AS OF 4/30/2023 (% of net assets)
Japan	22.6
United Kingdom	15.7
Germany	8.8
Spain	7.4
Australia	6.7
Hong Kong	5.8
Italy	5.7
France	5.3
Netherlands	4.2
Norway	2.9
TOTAL	85.1
Cash and cash equivalents are not included.
4	JOHN HANCOCK ETFS | ANNUAL REPORT

Mortgage-Backed Securities ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The bond markets declined during the 12-month period
While inflation has lessened since its peak in June 2022, it remains at elevated levels as the U.S. Federal Reserve (Fed) continued to raise interest rates in an effort to tamp down rising prices.
John Hancock Mortgage-Backed Securities ETF outperformed its benchmark
The fund posted a negative return but outperformed the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index.
PORTFOLIO COMPOSITION AS OF 4/30/2023 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-23 and do not reflect subsequent downgrades or upgrades, if any.
ANNUAL REPORT | JOHN HANCOCK ETFS	5

Preferred Income ETF
PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The bond markets declined during the 12-month period
While inflation has lessened since its peak in June 2022, it remains at elevated levels as the U.S. Federal Reserve (Fed) continued to raise interest rates in an effort to tamp down rising prices.
John Hancock Preferred Income ETF underperformed its benchmark
The fund posted a negative return and underperformed the ICE BofA U.S. All Capital Securities Index.
SECTOR COMPOSITION AS OF 4/30/2023 (% of net assets)

QUALITY COMPOSITION AS OF 4/30/2023 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 4-30-23 and do not reflect subsequent downgrades or upgrades, if any.
COUNTRY COMPOSITION AS OF 4/30/2023 (% of net assets)
United States	85.2
Canada	9.0
Bermuda	3.2
United Kingdom	1.9
Other countries	0.7
TOTAL	100.0
6	JOHN HANCOCK ETFS | ANNUAL REPORT

U.S. High Dividend ETF
PERFORMANCE HIGHLIGHTS OVER THE PERIOD

The equity markets saw gains during the period
Despite significant volatility, the stock market finished the period with gains.
John Hancock U.S. High Dividend ETF outperformed its benchmark
The fund outperformed the MSCI USA High Dividend Yield Index for the abbreviated period.
SECTOR COMPOSITION AS OF 4/30/2023 (% of net assets)

TOP 10 HOLDINGS AS OF 4/30/2023 (% of net assets)
Apple, Inc.	6.4
Microsoft Corp.	5.9
Altria Group, Inc.	2.1
Starwood Property Trust, Inc.	2.1
NVIDIA Corp.	2.0
Exxon Mobil Corp.	2.0
LyondellBasell Industries NV, Class A	2.0
Intuit, Inc.	2.0
Gilead Sciences, Inc.	2.0
Broadcom, Inc.	2.0
TOTAL	28.5
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK ETFS	7

Management’s discussion of fund performance
Note: John Hancock U.S. High Dividend ETF launched on September 27, 2022. The fund performance communicated below is for the period of September 27, 2022 through April 30, 2023. John Hancock International High Dividend ETF launched on December 20, 2022. It doesn’t have enough performance to warrant discussion in this report.
How did the markets perform during the 12 months ended April 30, 2023?
Equity markets experienced choppy performance during the period, bottoming in October. Since then, equities have trended higher though the banking crisis in March introduced further volatility. The U.S. Federal Reserve (Fed) has continued to tighten policy through a series of rate hikes as the central bank continues to work to get inflation under control. With inflation cooling from highs reached in June 2022, investors priced in a pause, anticipating the Fed wouldn’t take further action, although it did raise rates by another 25 basis points just after period end. The conflict between Russia and Ukraine continues, adding to the economic uncertainty that characterizes the macroeconomic environment.
The fixed-income market also continued to face a difficult environment during the period. Rising interest rates had a larger adverse effect on bonds relative to equities, leading to poor returns across the maturity spectrum for both rate- and credit-sensitive investments.
JOHN HANCOCK CORPORATE BOND ETF (JHCB)
On an NAV basis, the fund slightly underperformed its benchmark, the Bloomberg U.S. Corporate Bond Index, during the 12-month period. The fund’s underperformance is most attributable to its asset allocation. The fund’s yield curve positioning was additive to performance, with the fund’s favorable maturity structure and security selection adding value even as the fund maintained a relatively neutral duration compared with the index. We continue to position the fund defensively, with an emphasis on fundamental research and bottom-up individual security selection.
JOHN HANCOCK MORTGAGE-BACKED SECURITIES ETF (JHMB)
On an NAV basis, the fund outperformed its benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, on a relative basis. The fund’s exposure to credit-sensitive sectors not included in the benchmark as well as its yield curve positioning were the primary drivers of outperformance. Looking ahead, we believe that yields on residential mortgage-backed securities remain attractive relative to the rest of the bond market, and represent a high-quality asset in an uncertain credit environment.
JOHN HANCOCK PREFERRED INCOME ETF (JHPI)
On an NAV basis, the fund underperformed its benchmark, the ICE BofA U.S. All Capital Securities Index, during a difficult time for fixed income markets. Both asset allocation and security selection detracted from performance. The fund’s use of futures aided performance. At period end, the portfolio maintained its defensive positioning, with an overweight allocation to areas such as utilities and an underweight allocation to the banking sector.
JOHN HANCOCK U.S. HIGH DIVIDEND ETF (JHDV)
On an NAV basis, the fund outperformed its benchmark, the MSCI USA High Dividend Yield, for the abbreviated period. With the equity market bottoming in October, nearly all sectors of the portfolio saw positive performance except for real estate. The fund’s outperformance is most attributable to investment selection within the information technology sector.  Investment selection within energy, financials, and health care were also significant contributors to the fund’s outperformance. The largest detractors from performance were investment selection within the consumer discretionary and communication services sectors. The fund’s underweight to consumer staples also weighed on performance. Our focus within the fund remains on identifying consistent and sustainable high dividend companies which we believe may help to protect the purchasing power of investors’ capital over time.
Can you tell us about portfolio manager changes?
Effective June 30, 2022, Jonas Grazulis, CFA, and James Gearhart, CFA, were added to the portfolio management team of John Hancock Preferred Income ETF. Effective December 31, 2022, Bradley L. Lutz, CFA, left the portfolio management team of John
8	JOHN HANCOCK ETFS | ANNUAL REPORT

Hancock Preferred Income ETF. At period end, the portfolio management team for John Hancock Preferred Income ETF is comprised of Joseph H. Bozoyan, CFA, Caryn E. Rothman, CFA, Jonas Grazulis, CFA, and James Gearhart, CFA,
Notes about risk
Each fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risk” section of the prospectus. Current and future portfolio holdings are subject to change and risk. Investing involves risk, including the potential loss of principal. There is no guarantee that a fund’s investment strategy will be successful and there can be no assurance that active trading markets for shares will develop or be maintained by market makers or authorized  participants.
A note about the performance shown on the following pages
Net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on the NYSE (see Note 2 to ﬁnancial statements). Market price is calculated as follows: (i) for the time periods starting October 3, 2022, the NYSE Arca’s Official Closing Price or, if it more accurately reflects market price at the time as of which NAV is calculated, the bid/ask midpoint as of that time and (ii) for time periods preceding October 3, 2022, the bid/ask midpoint at 4 P.M., Eastern time, when the NAV is typically calculated. Your returns may differ if you traded shares at other times during the day.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, visit jhinvestments.com/etf.
MANAGED BY

John Hancock ETFs are managed by portfolio management teams at Manulife Investment Management (US) LLC.
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK ETFS	9

Corporate Bond ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	0.57	-4.56	-9.27
At Market price	0.78	-4.37	-8.89
Bloomberg U.S. Corporate Bond Index	0.68	-4.16	-8.49

[1]	From 3-30-21.
The Bloomberg U.S. Corporate Bond Index tracks the investment grade, fixed-rate, taxable corporate bond market.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Corporate Bond ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Corporate Bond Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $9,111.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.94
Net (%)	0.29
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
10	JOHN HANCOCK ETFS | ANNUAL REPORT

Mortgage-Backed Securities ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	-0.03	-4.46	-7.46
At Market price	-0.45	-4.55	-7.61
Bloomberg U.S. MBS Index	-0.88	-5.81	-9.69

[1]	From 8-18-21.
The Bloomberg U.S. Mortgage-Backed Securities (MBS) Index tracks 15- and 30-year fixed-rate securities backed by the mortgage pools of Ginnie Mae, Freddie Mac, and Fannie Mae.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Mortgage-Backed Securities ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. MBS Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $9,239.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.94
Net (%)	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK ETFS	11

Preferred Income ETF
AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/2023 (%)

Average annual total returns (%)			Cumulative total returns (%)
	1-Year	Since fund inception[1]	Since fund inception[1]
At Net asset value	-3.81	-6.38	-8.67
At Market price	-3.06	-5.97	-8.12
ICE BofA U.S. All Capital Securities Index	-2.13	-8.41	-11.40

[1]	From 12-14-21.
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Preferred Income ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA U.S. All Capital Securities Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $9,188.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until August 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	0.82
Net (%)	0.54
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
12	JOHN HANCOCK ETFS | ANNUAL REPORT

U.S. High Dividend ETF
TOTAL RETURNS AS OF 4/30/2023 (%)

Cumulative total returns (%)
Since fund inception[1]
At Net asset value	12.45
At Market price	12.39
MSCI USA High Dividend Yield Index	11.40

[1]	From 9-27-22.
The MSCI USA High Dividend Yield Index tracks the performance of equities with higher dividend income and quality characteristics that are both sustainable and persistent.
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock U.S. High Dividend ETF for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI USA High Dividend Yield Index.
The value of a $10,000 investment calculated at market value from inception through period end would be $11,239.
The chart and table above do not reﬂect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares.
It is not possible to invest directly in an index. Unlike an index, the fund’s total returns are reduced by operating expenses and management fees.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights table in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Gross (%)	1.56
Net (%)	0.34
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.
ANNUAL REPORT | JOHN HANCOCK ETFS	13

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds.
Understanding fund expenses
As a shareholder of a fund, you incur two types of costs:
■Transaction costs, which may include creation and redemption fees and brokerage charges.
■Ongoing operating expenses, including management fees, and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each fund in the following table is intended to provide information about a fund’s actual ongoing operating expenses, and is based on the fund’s actual NAV return. It assumes an account value of $1,000.00 on November 1, 2022, with the same investment held until April 30, 2023.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2023, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each fund in the following table allows you to compare a fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2022, with the same investment held until April 30, 2023. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs. A fund charges a transaction fee per creation unit to those creating or redeeming creation units, and those buying or selling shares in the secondary market will incur customary brokerage commissions and charges. Therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 11-1-2022	Ending value on 4-30-2023	Expenses paid during 4-30-2023[1]	Annualized expense ratio
Corporate Bond ETF
Actual expenses/actual returns	$1,000.00	$1,093.50	$1.51	0.29%
Hypothetical example for comparison purposes	1,000.00	1,023.40	1.45	0.29%
International High Dividend ETF
Actual expenses/actual returns[2]	$1,000.00	$1,097.90	$1.73	0.46%
Hypothetical example for comparison purposes	1,000.00	1,022.50	2.31	0.46%
Mortgage-Backed Securities ETF
Actual expenses/actual returns	$1,000.00	$1,074.40	$2.01	0.39%
Hypothetical example for comparison purposes	1,000.00	1,022.90	1.96	0.39%
Preferred Income ETF
Actual expenses/actual returns	$1,000.00	$1,007.40	$2.69	0.54%
Hypothetical example for comparison purposes	1,000.00	1,022.10	2.71	0.54%
14	JOHN HANCOCK ETFS | ANNUAL

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

	Account value on 11-1-2022	Ending value on 4-30-2023	Expenses paid during 4-30-2023[1]	Annualized expense ratio
U.S. High Dividend ETF
Actual expenses/actual returns	$1,000.00	$1,051.90	$1.73	0.34%
Hypothetical example for comparison purposes	1,000.00	1,023.10	1.71	0.34%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
[2]	The inception date for the fund is 12-20-22. Actual Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 131/ 365 (to reflect the period).
ANNUAL | JOHN HANCOCK ETFS	15

Funds’ investments
CORPORATE BOND ETF

As of 4-30-23
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 98.8%				$23,978,127
(Cost $26,149,883)
Communication services 10.1%				2,436,547
Diversified telecommunication services 2.7%
AT&T, Inc.	3.500	06-01-41	411,000	323,822
Verizon Communications, Inc.	2.650	11-20-40	477,000	338,523
Entertainment 3.6%
Netflix, Inc. (A)	4.875	06-15-30	335,000	332,717
TWDC Enterprises 18 Corp.	4.125	12-01-41	293,000	263,963
WarnerMedia Holdings, Inc. (A)	4.279	03-15-32	296,000	262,895
Media 2.8%
Charter Communications Operating LLC	3.500	06-01-41	257,000	175,608
Comcast Corp.	3.750	04-01-40	575,000	496,259
Wireless telecommunication services 1.0%
T-Mobile USA, Inc.	4.500	04-15-50	277,000	242,760
Consumer discretionary 7.2%				1,754,222
Automobiles 3.2%
General Motors Financial Company, Inc.	2.900	02-26-25	557,000	533,109
Nissan Motor Acceptance Company LLC (A)	2.000	03-09-26	272,000	239,701
Hotels, restaurants and leisure 3.0%
Expedia Group, Inc.	3.250	02-15-30	433,000	380,535
Marriott International, Inc.	4.625	06-15-30	372,000	361,273
Specialty retail 1.0%
The Home Depot, Inc.	3.625	04-15-52	294,000	239,604
Consumer staples 2.4%				577,343
Beverages 1.8%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	155,000	148,574
PepsiCo, Inc.	2.750	10-21-51	400,000	294,014
Food products 0.6%
Kraft Heinz Foods Company	5.200	07-15-45	139,000	134,755
Energy 8.4%				2,029,570
Oil, gas and consumable fuels 8.4%
Cenovus Energy, Inc.	5.400	06-15-47	291,000	271,131
Enbridge, Inc. (5.750% to 4-15-30, then 5 Year CMT + 5.314%)	5.750	07-15-80	406,000	371,659
Energy Transfer LP	5.250	04-15-29	291,000	292,001
Kinder Morgan, Inc.	3.600	02-15-51	123,000	86,416
MPLX LP	4.500	04-15-38	291,000	261,246
Targa Resources Partners LP	4.875	02-01-31	272,000	256,337
The Williams Companies, Inc.	2.600	03-15-31	291,000	247,224
Var Energi ASA (A)	8.000	11-15-32	225,000	243,556
Financials 37.2%				9,038,196
Banks 22.1%
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%)	2.592	04-29-31	707,000	598,900
Bank of America Corp. (2.972% to 7-21-51, then SOFR + 1.560%)	2.972	07-21-52	235,000	160,354
Barclays PLC	4.375	01-12-26	575,000	560,283
Citigroup, Inc. (2.976% to 11-5-29, then SOFR + 1.422%)	2.976	11-05-30	575,000	504,704
Citizens Financial Group, Inc.	3.250	04-30-30	575,000	490,672
Credit Agricole SA (A)	3.250	01-14-30	362,000	308,959
JPMorgan Chase & Co. (2.739% to 10-15-29, then SOFR + 1.510%)	2.739	10-15-30	636,000	557,903
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)	6.750	02-01-24	230,000	229,724
Lloyds Banking Group PLC	4.450	05-08-25	575,000	564,725
Santander Holdings USA, Inc.	4.400	07-13-27	575,000	547,804
16	JOHN HANCOCK ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
U.S. Bancorp (5.727% to 10-21-25, then SOFR + 1.430%)	5.727	10-21-26	340,000	$342,369
Wells Fargo & Company (2.879% to 10-30-29, then 3 month CME Term SOFR + 1.432%)	2.879	10-30-30	575,000	503,257
Capital markets 8.9%
Ares Capital Corp.	3.875	01-15-26	291,000	271,241
Blackstone Private Credit Fund	2.350	11-22-24	306,000	285,378
Deutsche Bank AG (2.311% to 11-16-26, then SOFR + 1.219%)	2.311	11-16-27	291,000	251,873
Morgan Stanley (4.431% to 1-23-29, then 3 month LIBOR + 1.628%)	4.431	01-23-30	506,000	488,878
The Bank of New York Mellon Corp. (4.414% to 7-24-25, then SOFR + 1.345%)	4.414	07-24-26	347,000	342,845
The Goldman Sachs Group, Inc. (1.431% to 3-9-26, then SOFR + 0.798%)	1.431	03-09-27	575,000	516,220
Consumer finance 2.2%
Ally Financial, Inc.	3.875	05-21-24	556,000	541,321
Financial services 1.0%
Visa, Inc.	2.700	04-15-40	291,000	231,749
Insurance 3.0%
Athene Global Funding (A)	1.450	01-08-26	272,000	243,189
Prudential Financial, Inc. (3.700% to 7-1-30, then 5 Year CMT + 3.035%)	3.700	10-01-50	291,000	249,376
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	291,000	246,472
Health care 6.8%				1,656,683
Biotechnology 0.9%
AbbVie, Inc.	4.250	11-21-49	252,000	220,895
Health care providers and services 4.1%
Centene Corp.	2.500	03-01-31	305,000	248,544
HCA, Inc.	4.125	06-15-29	291,000	275,896
UnitedHealth Group, Inc.	3.500	08-15-39	277,000	237,458
Universal Health Services, Inc.	2.650	10-15-30	291,000	242,044
Pharmaceuticals 1.8%
Bristol-Myers Squibb Company	3.700	03-15-52	293,000	243,068
Viatris, Inc.	4.000	06-22-50	291,000	188,778
Industrials 7.4%				1,801,764
Aerospace and defense 0.9%
The Boeing Company	3.750	02-01-50	301,000	225,985
Passenger airlines 3.1%
Delta Air Lines, Inc. (A)	4.500	10-20-25	222,710	218,403
Delta Air Lines, Inc. (A)	4.750	10-20-28	291,000	282,592
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27	262,824	260,853
Trading companies and distributors 3.4%
AerCap Ireland Capital DAC	3.850	10-29-41	272,000	204,287
Air Lease Corp.	2.875	01-15-26	291,000	271,880
Ashtead Capital, Inc. (A)	4.000	05-01-28	360,000	337,764
Information technology 5.8%				1,405,323
Communications equipment 0.6%
Motorola Solutions, Inc.	2.300	11-15-30	181,000	148,390
Software 2.7%
Microsoft Corp.	2.525	06-01-50	619,000	439,182
Oracle Corp.	3.950	03-25-51	274,000	206,873
Technology hardware, storage and peripherals 2.5%
Apple, Inc.	2.700	08-05-51	575,000	406,808
Dell International LLC (A)	3.450	12-15-51	213,000	140,012
Dell International LLC	8.350	07-15-46	52,000	64,058
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ETFS	17

	Rate (%)	Maturity date	Par value^	Value
Materials 2.2%				$540,229
Construction materials 1.1%
Vulcan Materials Company	3.500	06-01-30	291,000	267,079
Metals and mining 1.1%
Freeport-McMoRan, Inc.	5.450	03-15-43	291,000	273,150
Real estate 4.7%				1,134,120
Hotel and resort REITs 1.5%
Host Hotels & Resorts LP	3.375	12-15-29	433,000	371,728
Specialized REITs 3.2%
American Tower Corp.	2.950	01-15-51	366,000	235,763
GLP Capital LP	5.375	04-15-26	291,000	288,045
VICI Properties LP	5.125	05-15-32	250,000	238,584
Utilities 6.6%				1,604,130
Electric utilities 4.2%
NextEra Energy Capital Holdings, Inc.	2.750	11-01-29	362,000	323,507
NRG Energy, Inc. (A)	4.450	06-15-29	389,000	356,776
Vistra Operations Company LLC (A)	4.300	07-15-29	362,000	334,167
Multi-utilities 2.4%
CenterPoint Energy Resources Corp.	1.750	10-01-30	362,000	297,781
Dominion Energy, Inc.	3.375	04-01-30	320,000	291,899

	Yield (%)	Shares	Value
Short-term investments 0.2%			$55,879
(Cost $55,873)
Short-term funds 0.2%			55,879
John Hancock Collateral Trust (C)	4.9058(D)	5,590	55,879

Total investments (Cost $26,205,756) 99.0%	$24,034,006
Other assets and liabilities, net 1.0%	242,997
Total net assets 100.0%	$24,277,003

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,547,203 or 14.6% of the fund’s net assets as of 4-30-23.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(D)	The rate shown is the annualized seven-day yield as of 4-30-23.
INTERNATIONAL HIGH DIVIDEND ETF

As of 4-30-23
	Shares	Value
Common stocks 95.8%		$5,992,535
(Cost $5,677,748)
Australia 6.7%		417,086
BHP Group, Ltd.	3,565	104,603
Fortescue Metals Group, Ltd.	7,176	99,303
South32, Ltd.	39,359	110,284
Woodside Energy Group, Ltd.	4,623	102,896
Belgium 2.1%		132,669
Solvay SA	1,104	132,669
18	JOHN HANCOCK ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Canada 2.2%		$138,106
Power Corp. of Canada	3,174	84,926
West Fraser Timber Company, Ltd.	736	53,180
Denmark 1.5%		92,122
AP Moller - Maersk A/S, Series B	51	92,122
France 5.3%		333,555
Klepierre SA	3,946	100,023
Publicis Groupe SA	1,583	129,535
Sanofi	942	103,997
Germany 6.9%		432,441
BASF SE	2,115	109,393
Bayerische Motoren Werke AG	1,108	124,085
Deutsche Telekom AG	3,211	77,563
Mercedes-Benz Group AG	1,558	121,400
Hong Kong 5.8%		359,768
CK Hutchison Holdings, Ltd.	19,000	127,072
Jardine Matheson Holdings, Ltd.	2,300	110,860
Swire Pacific, Ltd., Class A	15,401	121,836
Israel 0.6%		39,288
ICL Group, Ltd.	6,421	39,288
Italy 5.7%		356,781
Assicurazioni Generali SpA	5,773	120,330
Eni SpA	7,774	117,975
Poste Italiane SpA (A)	11,385	118,476
Japan 22.6%		1,414,584
Daiwa House Industry Company, Ltd.	2,100	53,315
FUJIFILM Holdings Corp.	2,117	109,764
ITOCHU Corp.	2,145	70,762
JFE Holdings, Inc.	9,200	108,239
Komatsu, Ltd.	2,300	56,484
Marubeni Corp.	8,886	125,297
Mitsubishi Corp.	2,300	84,760
Mitsui & Company, Ltd.	4,096	127,213
Mizuho Financial Group, Inc.	8,291	119,648
Nippon Steel Corp.	5,100	108,356
Ricoh Company, Ltd.	6,900	56,805
Seiko Epson Corp.	4,168	63,393
Sumitomo Corp.	6,595	117,549
Toyota Tsusho Corp.	2,300	94,760
Yamaha Motor Company, Ltd.	4,600	118,239
Luxembourg 1.4%		84,959
Aroundtown SA	62,540	84,959
Netherlands 4.2%		263,861
ABN AMRO Bank NV (A)	7,565	121,226
ASML Holding NV	82	51,918
Koninklijke Ahold Delhaize NV	2,632	90,717
Norway 2.9%		184,523
Norsk Hydro ASA	12,305	90,028
Yara International ASA	2,356	94,495
Singapore 2.9%		179,477
Oversea-Chinese Banking Corp., Ltd.	10,818	102,005
Wilmar International, Ltd.	26,300	77,472
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ETFS	19

	Shares	Value
Spain 7.4%		$464,773
Banco Bilbao Vizcaya Argentaria SA	17,729	130,159
CaixaBank SA	30,840	114,127
Repsol SA	6,052	89,163
Telefonica SA	28,837	131,324
Switzerland 1.9%		118,340
Adecco Group AG	3,450	118,340
United Kingdom 15.7%		980,202
Barclays PLC	58,795	118,150
BP PLC	9,476	63,649
British American Tobacco PLC	2,628	96,683
GSK PLC	5,952	107,802
Imperial Brands PLC	3,916	96,841
J Sainsbury PLC	36,906	128,214
Land Securities Group PLC	13,688	115,992
Standard Chartered PLC	13,347	105,419
Tesco PLC	22,665	80,079

The British Land Company PLC	13,394	67,373
Preferred securities 1.9%		$121,660
(Cost $114,664)
Germany 1.9%		121,660
Volkswagen AG	891	121,660

	Yield (%)	Shares	Value
Short-term investments 1.5%			$94,864
(Cost $94,864)
Short-term funds 1.5%			94,864
John Hancock Collateral Trust (B)	4.9058(C)	9,489	94,864

Total investments (Cost $5,887,276) 99.2%	$6,209,059
Other assets and liabilities, net 0.8%	48,677
Total net assets 100.0%	$6,257,736

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(C)	The rate shown is the annualized seven-day yield as of 4-30-23.
MORTGAGE-BACKED SECURITIES ETF

As of 4-30-23
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 46.8%				$12,511,500
(Cost $14,021,178)
U.S. Government 1.3%				347,640
U.S. Treasury
Bond	3.000	08-15-52	100,000	87,844
Bond	3.375	08-15-42	84,000	79,104
Bond	3.875	02-15-43	100,000	101,063
Bond	4.000	11-15-52	75,000	79,629
U.S. Government Agency 45.5%				12,163,860
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	2.500	09-01-51	176,103	153,800
30 Yr Pass Thru	2.500	01-01-52	257,117	224,554
30 Yr Pass Thru	3.000	05-01-51	270,125	245,800
30 Yr Pass Thru	3.000	06-01-51	239,293	215,650
20	JOHN HANCOCK ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	02-01-52	291,361	$262,801
30 Yr Pass Thru	3.500	09-01-47	344,802	325,254
30 Yr Pass Thru	3.500	05-01-52	213,398	199,465
30 Yr Pass Thru	3.500	07-01-52	293,261	273,748
30 Yr Pass Thru	4.000	07-01-52	209,773	200,766
30 Yr Pass Thru	4.000	09-01-52	210,788	202,001
30 Yr Pass Thru	4.000	10-01-52	319,285	306,773
Federal National Mortgage Association
30 Yr Pass Thru	2.000	07-01-51	289,873	243,127
30 Yr Pass Thru	2.000	08-01-51	528,603	444,681
30 Yr Pass Thru	2.000	08-01-51	384,165	321,614
30 Yr Pass Thru	2.000	09-01-51	548,128	460,249
30 Yr Pass Thru	2.500	04-01-51	259,569	224,748
30 Yr Pass Thru	2.500	07-01-51	292,528	255,845
30 Yr Pass Thru	2.500	08-01-51	509,751	444,874
30 Yr Pass Thru	2.500	08-01-51	551,759	481,709
30 Yr Pass Thru	2.500	08-01-51	302,780	264,150
30 Yr Pass Thru	2.500	08-01-51	432,298	377,548
30 Yr Pass Thru	2.500	08-01-51	198,845	172,108
30 Yr Pass Thru	2.500	09-01-51	439,451	383,383
30 Yr Pass Thru	2.500	12-01-51	262,233	228,448
30 Yr Pass Thru	2.500	01-01-52	262,679	228,837
30 Yr Pass Thru	2.500	03-01-52	548,623	478,455
30 Yr Pass Thru	3.000	11-01-46	357,690	328,832
30 Yr Pass Thru	3.000	11-01-46	210,264	193,300
30 Yr Pass Thru	3.000	04-01-47	211,217	194,110
30 Yr Pass Thru	3.000	05-01-50	231,092	210,372
30 Yr Pass Thru	3.000	07-01-50	299,207	269,481
30 Yr Pass Thru	3.000	11-01-50	247,131	226,054
30 Yr Pass Thru	3.000	07-01-51	223,207	202,200
30 Yr Pass Thru	3.000	08-01-51	491,741	445,153
30 Yr Pass Thru	3.000	02-01-52	290,444	262,337
30 Yr Pass Thru	3.000	03-01-52	219,419	198,255
30 Yr Pass Thru	3.500	12-01-46	163,227	154,432
30 Yr Pass Thru	3.500	02-01-47	188,761	178,177
30 Yr Pass Thru	3.500	02-01-48	250,852	236,709
30 Yr Pass Thru	3.500	11-01-48	218,544	206,444
30 Yr Pass Thru	3.500	04-01-50	216,804	204,868
30 Yr Pass Thru	3.500	04-01-51	211,310	199,330
30 Yr Pass Thru	3.500	03-01-52	136,188	127,999
30 Yr Pass Thru	4.000	04-01-47	109,154	106,045
30 Yr Pass Thru	4.000	03-01-48	127,101	123,242
30 Yr Pass Thru	4.000	06-01-49	108,533	105,272
30 Yr Pass Thru	4.000	06-01-49	114,052	110,981
30 Yr Pass Thru	4.000	04-01-50	116,595	113,428

30 Yr Pass Thru	4.500	10-01-52	148,939	146,451
Collateralized mortgage obligations 35.5%				$9,487,779
(Cost $10,507,652)
Commercial and residential 19.5%				5,206,338
Agate Bay Mortgage Trust
Series 2013-1, Class A1 (A)(B)	3.500	07-25-43	94,617	87,083
Angel Oak Mortgage Trust LLC
Series 2020-3, Class A2 (A)(B)	2.410	04-25-65	105,023	96,858
Series 2021-2, Class A3 (A)(B)	1.447	04-25-66	155,476	131,361
Arroyo Mortgage Trust
Series 2019-1, Class A3 (A)(B)	4.208	01-25-49	160,666	151,929
Bellemeade Re, Ltd.
Series 2021-3A, Class M2 (1 month SOFR + 3.150%) (A)(C)	7.965	09-25-31	200,000	190,961
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ETFS	21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BRAVO Residential Funding Trust
Series 2021-NQM1, Class M1 (A)(B)	2.316	02-25-49	100,000	$73,379
Bunker Hill Loan Depositary Trust
Series 2019-3, Class M1 (A)	3.269	11-25-59	100,000	90,364
BX Commercial Mortgage Trust
Series 2021-MC, Class E (1 month LIBOR + 2.100%) (A)(C)	7.048	04-15-34	100,000	87,573
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class F (1 month LIBOR + 2.550%) (A)(C)	7.498	12-15-37	200,000	191,156
COLT Mortgage Loan Trust
Series 2021-1, Class A1 (A)(B)	0.910	06-25-66	194,221	157,763
Series 2021-4, Class A1 (A)(B)	1.397	10-25-66	165,515	131,808
Series 2021-4, Class B1 (A)(B)	3.764	10-25-66	200,000	136,221
Series 2021-HX1, Class B1 (A)(B)	3.110	10-25-66	100,000	63,204
DBGS Mortgage Trust
Series 2018-BIOD, Class D (1 month LIBOR + 1.300%) (A)(C)	6.248	05-15-35	91,376	88,848
Eagle RE, Ltd.
Series 2021-2, Class M1B (1 month SOFR + 2.050%) (A)(C)	6.865	04-25-34	200,000	198,949
Flagstar Mortgage Trust
Series 2021-6INV, Class A4 (A)(B)	2.500	08-25-51	207,275	170,305
Imperial Fund Mortgage Trust
Series 2021-NQM2, Class M1 (A)(B)	2.489	09-25-56	200,000	122,494
Series 2022-NQM5, Class A3 (6.250% to 7-1-26, then 7.250% thereafter) (A)	6.250	08-25-67	93,487	93,031
JPMorgan Mortgage Trust
Series 2019-INV3, Class B3 (A)(B)	4.382	05-25-50	216,990	188,883
KNDL Mortgage Trust
Series 2019-KNSQ, Class E (1 month LIBOR + 1.800%) (A)(C)	6.748	05-15-36	275,000	269,341
Life Mortgage Trust
Series 2021-BMR, Class F (1 month CME Term SOFR + 2.464%) (A)(C)	7.354	03-15-38	201,509	189,368
MFA Trust
Series 2020-NQM3, Class M1 (A)(B)	2.654	01-26-65	100,000	80,524
Series 2023-NQM1, Class A2 (5.750% to 1-1-27, then 6.750% thereafter) (A)	5.750	11-25-67	146,613	144,528
New Residential Mortgage Loan Trust
Series 2019-4A, Class A1B (A)(B)	3.500	12-25-58	74,794	70,056
Oaktown RE VII, Ltd.
Series 2021-2, Class M1B (1 month SOFR + 2.900%) (A)(C)	7.715	04-25-34	200,000	198,667
OBX Trust
Series 2022-NQM1, Class A1 (A)(B)	2.305	11-25-61	127,818	110,051
PKHL Commercial Mortgage Trust
Series 2021-MF, Class F (1 month LIBOR + 3.350%) (A)(C)	8.298	07-15-38	300,000	276,009
Ready Capital Mortgage Trust
Series 2019-5, Class E (A)(B)	5.426	02-25-52	250,000	179,816
Towd Point Mortgage Trust
Series 2019-4, Class B1B (A)(B)	3.500	10-25-59	315,000	232,017
Triangle RE, Ltd.
Series 2021-3, Class M1B (1 month SOFR + 2.900%) (A)(C)	7.715	02-25-34	200,000	197,002
TRK Trust
Series 2021-INV1, Class A1 (A)(B)	1.153	07-25-56	143,630	122,323
Verus Securitization Trust
Series 2019-4, Class A1 (2.642% to 10-25-23, then 3.642% thereafter) (A)	2.642	11-25-59	63,590	61,244
Series 2020-5, Class A1 (1.218% to 10-1-24, then 2.218% thereafter) (A)	1.218	05-25-65	99,281	90,928
Series 2020-INV1, Class A2 (A)(B)	3.035	03-25-60	170,000	162,870
Series 2021-1, Class A2 (A)(B)	1.052	01-25-66	96,839	82,377
Series 2021-3, Class A1 (A)(B)	1.046	06-25-66	98,072	82,442
Series 2021-3, Class A3 (A)(B)	1.437	06-25-66	81,727	68,540
Series 2022-4, Class A1 (4.474% to 4-1-26, then 5.474% thereafter) (A)	4.474	04-25-67	85,346	82,807
Visio Trust
Series 2019-2, Class A1 (A)(B)	2.722	11-25-54	56,510	53,258
U.S. Government Agency 16.0%				4,281,441
Federal Home Loan Mortgage Corp.
Series 2016-SC01, Class M2 (B)	3.903	07-25-46	93,618	90,542
Series 2019-HQA2, Class B1 (1 month LIBOR + 4.100%) (A)(C)	9.120	04-25-49	200,000	206,863
Series 2021-HQA1, Class M2 (1 month SOFR + 2.250%) (A)(C)	7.065	08-25-33	98,903	96,308
Series 2021-HQA2, Class M2 (1 month SOFR + 2.050%) (A)(C)	6.865	12-25-33	300,000	286,630
22	JOHN HANCOCK ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2022-DNA3, Class M2 (1 month SOFR + 4.350%) (A)(C)	9.165	04-25-42	160,000	$160,150
Series 2023-DNA1, Class M1B (1 month SOFR + 3.100%) (A)(C)	7.924	03-25-43	250,000	250,064
Series 5150, Class IS IO	0.083	08-25-51	1,741,000	163,117
Series 5250, Class AY	2.000	01-25-55	449,997	310,179
Series K109, Class X1 IO	1.698	04-25-30	1,987,082	170,135
Series K116, Class X1 IO	1.529	07-25-30	2,736,056	214,650
Series K118, Class X1 IO	1.052	09-25-30	3,183,219	176,439
Series X2FX, Class X1 IO	0.773	09-25-25	7,967,313	119,906
Federal National Mortgage Association
Series 2021-R01, Class 1B1 (1 month SOFR + 3.100%) (A)(C)	7.915	10-25-41	200,000	193,988
Series 2022-22, Class B	2.000	07-25-54	400,000	257,270
Series 2022-R05, Class 2M2 (1 month SOFR + 3.000%) (A)(C)	7.815	04-25-42	200,000	198,003
Series 2023-R03, Class 2M2 (1 month SOFR + 3.900%) (A)(C)	8.715	04-25-43	100,000	100,250
Government National Mortgage Association
Series 2014-103, Class DA (B)	3.250	09-16-54	101,546	97,186
Series 2014-135, Class IO	0.425	01-16-56	14,527,694	277,584
Series 2016-26, Class IO	0.639	02-16-58	5,193,038	126,610
Series 2017-159, Class IO	0.434	06-16-59	3,932,346	123,977
Series 2018-23, Class IO	0.566	11-16-59	1,772,803	70,655
Series 2021-153, Class IA IO	0.100	08-16-61	19,366,444	105,594
Series 2021-178, Class IA IO	0.100	10-16-61	38,450,996	209,927
Series 2021-62, Class IA IO	0.100	02-16-63	18,296,725	102,158

Series 2022-141, Class BC	2.100	06-16-64	265,000	173,256
Asset backed securities 16.5%				$4,393,256
(Cost $4,664,655)
Asset backed securities 16.5%				4,393,256
AMMC CLO, Ltd.
Series 2020-23A, Class CR (3 month LIBOR + 2.000%) (A)(C)	7.260	10-17-31	140,000	132,934
AMSR Trust
Series 2020-SFR1, Class C (A)	2.419	04-17-37	150,000	139,794
Series 2020-SFR4, Class D (A)	2.006	11-17-37	314,000	283,133
Apex Credit CLO, Ltd.
Series 2019-2A, Class D (3 month LIBOR + 4.050%) (A)(C)	9.305	10-25-32	150,000	135,768
CARS-DB4 LP
Series 2020-1A, Class B1 (A)	4.170	02-15-50	100,000	93,863
CARS-DB6 LP
Series 2022-1A, Class B (A)	4.680	03-15-52	175,000	150,339
CLI Funding VIII LLC
Series 2021-1A, Class A (A)	1.640	02-18-46	136,021	118,406
Columbia Cent CLO XXVIII, Ltd.
Series 2018-28A, Class BR (3 month LIBOR + 2.150%) (A)(C)	6.984	11-07-30	350,000	334,559
DB Master Finance LLC
Series 2021-1A, Class A23 (A)	2.791	11-20-51	197,500	159,019
Diamond Infrastructure Funding LLC
Series 2021-1A, Class C (A)	3.475	04-15-49	200,000	160,520
Driven Brands Funding LLC
Series 2019-1A, Class A2 (A)	4.641	04-20-49	201,075	189,560
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class D (A)	3.320	08-27-35	125,529	112,230
FirstKey Homes Trust
Series 2021-SFR2, Class E1 (A)	2.258	09-17-38	200,000	171,883
Series 2022-SFR1, Class D (A)	5.197	05-17-39	200,000	189,793
Hertz Vehicle Financing LLC
Series 2022-2A, Class A (A)	2.330	06-26-28	200,000	179,107
LCM XV LP
Series 15A, Class DR (3 month LIBOR + 3.700%) (A)(C)	8.950	07-20-30	250,000	222,261
Madison Park Funding XLI, Ltd.
Series 12A, Class DR (3 month LIBOR + 2.800%) (A)(C)	8.073	04-22-27	250,000	241,056
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ETFS	23

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Progress Residential Trust
Series 2020-SFR1, Class C (A)	2.183	04-17-37	300,000	$278,829
Series 2021-SFR3, Class E2 (A)	2.688	05-17-26	100,000	86,876
Series 2021-SFR4, Class E1 (A)	2.409	05-17-38	150,000	129,911
Series 2021-SFR5, Class E2 (A)	2.359	07-17-38	225,000	190,516
Store Master Funding I-VII & XIV
Series 2019-1, Class A2 (A)	3.650	11-20-49	190,350	161,650
Taco Bell Funding LLC
Series 2021-1A, Class A2I (A)	1.946	08-25-51	197,500	173,201
Tricon Residential Trust
Series 2021-SFR1, Class G (A)	4.133	07-17-38	100,000	88,164
Vantage Data Centers LLC
Series 2021-1A, Class A2 (A)	2.165	10-15-46	125,000	111,340
Voya CLO, Ltd.
Series 2018-2A, Class E (3 month LIBOR + 5.250%) (A)(C)	10.510	07-15-31	200,000	158,544

	Yield (%)	Shares	Value
Short-term investments 1.1%			$291,462
(Cost $291,447)
Short-term funds 1.1%			291,462
John Hancock Collateral Trust (D)	4.9058(E)	29,155	291,462

Total investments (Cost $29,484,932) 99.9%	$26,683,997
Other assets and liabilities, net 0.1%	37,084
Total net assets 100.0%	$26,721,081

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $11,091,850 or 41.5% of the fund’s net assets as of 4-30-23.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(E)	The rate shown is the annualized seven-day yield as of 4-30-23.
DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
U.S. Treasury Long Bond Futures	8	Long	Jun 2023	$1,001,387	$1,053,250	$51,863
						$51,863
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
PREFERRED INCOME ETF

As of 4-30-23
	Shares	Value
Preferred securities 53.4%		$13,260,920
(Cost $14,282,187)
Communication services 3.7%		925,726
Diversified telecommunication services 0.7%
Qwest Corp., 6.500%	13,702	182,511
24	JOHN HANCOCK ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Communication services (continued)
Media 0.3%
Paramount Global, 5.750%	2,091	$66,557
Wireless telecommunication services 2.7%
Telephone & Data Systems, Inc., 6.000%	11,784	158,259
Telephone & Data Systems, Inc., 6.625%	10,129	151,631
U.S. Cellular Corp., 5.500%	5,670	85,787
U.S. Cellular Corp., 5.500%	5,735	87,459
U.S. Cellular Corp., 6.250%	11,526	193,522
Consumer discretionary 0.6%		151,531
Broadline retail 0.6%
Qurate Retail, Inc., 8.000%	4,193	128,515
QVC, Inc., 6.250%	2,589	23,016
Energy 0.8%		198,854
Oil, gas and consumable fuels 0.8%
NuStar Logistics LP, 11.994% (3 month LIBOR + 6.734%) (A)	7,786	198,854
Financials 29.7%		7,363,105
Banks 12.1%
Bank of America Corp., 4.250%	6,274	118,516
Bank of America Corp., 6.450% (6.450% to 12-15-66, then 3 month LIBOR + 1.327%)	5,252	133,453
Bank of America Corp., 7.250%	265	313,741
Citigroup Capital XIII, 11.643% (3 month LIBOR + 6.370%) (A)	14,998	437,492
Citigroup, Inc., 7.125% (7.125% to 9-30-23, then 3 month CME Term SOFR + 4.040%)	13,187	335,082
Fifth Third Bancorp, 6.000%	9,541	228,984
Fulton Financial Corp., 5.125%	5,699	94,603
Huntington Bancshares, Inc., 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%)	5,989	149,665
KeyCorp, 5.650%	2,826	60,731
Pinnacle Financial Partners, Inc., 6.750%	4,709	111,792
Synovus Financial Corp., 6.300% (6.300% to 6-21-23, then 3 month LIBOR + 3.352%)	7,118	159,941
Wells Fargo & Company, 4.750%	20,624	414,955
Wells Fargo & Company, 6.625% (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	13,388	332,156
WesBanco, Inc., 6.750% (6.750% to 11-15-25, then 5 Year CMT + 6.557%)	4,588	107,267
Capital markets 5.2%
Brookfield Finance, Inc., 4.625%	5,055	82,346
Morgan Stanley, 6.375% (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	9,573	240,569
Morgan Stanley, 6.500%	10,080	263,491
Morgan Stanley, 6.875% (6.875% to 1-15-24, then 3 month LIBOR + 3.940%)	4,502	114,261
Morgan Stanley, 7.125% (7.125% to 10-15-23, then 3 month LIBOR + 4.320%)	23,713	604,207
Consumer finance 0.6%
Navient Corp., 6.000%	7,264	139,178
Financial services 0.6%
KKR Group Finance Company IX LLC, 4.625%	4,553	86,826
National Rural Utilities Cooperative Finance Corp., 5.500%	2,178	54,494
Insurance 11.2%
AEGON Funding Company LLC, 5.100%	11,392	253,244
American Equity Investment Life Holding Company, 6.625% (6.625% to 9-1-25, then 5 Year CMT + 6.297%)	6,562	156,701
American Financial Group, Inc., 5.125%	6,183	141,838
American International Group, Inc., 5.850%	12,176	306,713
Athene Holding, Ltd., 7.750% (7.750% to 12-30-27, then 5 Year CMT + 3.962%)	14,046	347,217
Athene Holding, Ltd., Series A, 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%)	13,225	286,850
Brighthouse Financial, Inc., 6.600%	13,697	327,906
Lincoln National Corp., 9.000%	10,767	283,926
Reinsurance Group of America, Inc., 7.125% (7.125% to 10-15-27, then 5 Year CMT + 3.456%)	13,767	361,384
RenaissanceRe Holdings, Ltd., 4.200%	8,809	161,469
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ETFS	25

	Shares	Value
Financials (continued)
Insurance (continued)
Unum Group, 6.250%	6,121	$152,107
Industrials 0.7%		188,278
Trading companies and distributors 0.7%
WESCO International, Inc., 10.625% (10.625% to 6-22-25, then 5 Year CMT + 10.325%)	6,922	188,278
Real estate 1.0%		247,833
Hotel and resort REITs 0.6%
Pebblebrook Hotel Trust, 6.375%	8,159	155,837
Office REITs 0.3%
Vornado Realty Trust, 5.400%	5,908	78,695
Specialized REITs 0.1%
Public Storage, 4.625%	611	13,301
Utilities 16.9%		4,185,593
Electric utilities 3.5%
Duke Energy Corp., 5.750%	9,543	245,732
NextEra Energy Capital Holdings, Inc., 5.650%	180	4,622
NextEra Energy, Inc., 6.219%	2,982	146,357
NextEra Energy, Inc., 6.926%	4,490	212,557
SCE Trust III, 5.750% (5.750% to 3-15-24, then 3 month LIBOR + 2.990%)	4,407	94,310
SCE Trust VI, 5.000%	8,116	160,616
Gas utilities 0.8%
South Jersey Industries, Inc., 5.625%	5,620	81,602
UGI Corp., 7.250%	1,400	111,328
Independent power and renewable electricity producers 1.2%
The AES Corp., 6.875%	3,370	303,334
Multi-utilities 11.4%
Algonquin Power & Utilities Corp., 6.200% (6.200% to 7-1-24, then 3 month LIBOR + 4.010%)	13,982	319,908
Algonquin Power & Utilities Corp., 6.875% (6.875% to 10-17-23, then 3 month LIBOR + 3.677%)	20,173	467,207
CMS Energy Corp., 5.625%	8,827	221,116
CMS Energy Corp., 5.875%	8,172	202,911
DTE Energy Company, 5.250%	9,469	226,025
Integrys Holding, Inc., 6.000% (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)	8,914	209,925
NiSource, Inc., 6.500% (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	15,887	396,381
NiSource, Inc., 7.750%	4,177	442,887

Sempra Energy, 5.750%	13,749	338,775
Common stocks 1.9%		$460,497
(Cost $487,951)
Communication services 0.2%		61,701
Diversified telecommunication services 0.2%
Verizon Communications, Inc.	1,589	61,701
Energy 0.5%		112,234
Oil, gas and consumable fuels 0.5%
The Williams Companies, Inc.	3,709	112,234
Utilities 1.2%		286,562
Multi-utilities 1.2%
Algonquin Power & Utilities Corp.	9,467	286,562

26	JOHN HANCOCK ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 41.5%				$10,294,066
(Cost $10,989,186)
Communication services 1.1%				270,194
Media 1.1%
Paramount Global (6.375% to 3-30-27, then 5 Year CMT + 3.999%)	6.375	03-30-62	315,000	270,194
Consumer discretionary 1.6%				398,757
Automobiles 1.6%
General Motors Financial Company, Inc. (5.700% to 9-30-30, then 5 Year CMT + 4.997%) (B)	5.700	09-30-30	118,000	103,103
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (B)	6.500	09-30-28	343,000	295,654
Energy 4.7%				1,161,533
Oil, gas and consumable fuels 4.7%
Enbridge, Inc. (7.375% to 10-15-27, then 5 Year CMT + 3.708%)	7.375	01-15-83	191,000	189,090
Enbridge, Inc. (7.625% to 10-15-32, then 5 Year CMT + 4.418%)	7.625	01-15-83	105,000	106,951
Energy Transfer LP (6.625% to 2-15-28, then 3 month LIBOR + 4.155%) (B)	6.625	02-15-28	647,000	494,339
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (B)	7.125	05-15-30	291,000	245,168
Transcanada Trust (5.600% to 12-7-31, then 5 Year CMT + 3.986%)	5.600	03-07-82	149,000	125,985
Financials 26.6%				6,595,501
Banks 19.7%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (B)	5.875	03-15-28	285,000	257,925
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)	6.125	04-27-27	357,000	346,134
Bank of America Corp. (6.500% to 10-23-24, then 3 month LIBOR + 4.174%) (B)	6.500	10-23-24	43,000	42,868
Barclays PLC (8.000% to 6-15-24, then 5 Year CMT + 5.672%) (B)	8.000	06-15-24	262,000	241,669
BNP Paribas SA (7.750% to 8-16-29, then 5 Year CMT + 4.899%) (B)(C)	7.750	08-16-29	175,000	167,125
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (B)	7.375	05-15-28	216,000	213,300
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (B)	6.375	04-06-24	307,000	265,555
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (B)	6.450	10-01-27	188,000	177,175
Comerica, Inc. (5.625% to 7-1-25, then 5 Year CMT + 5.291%) (B)	5.625	07-01-25	197,000	166,283
Huntington Bancshares, Inc. (5.625% to 7-15-30, then 10 Year CMT + 4.945%) (B)	5.625	07-15-30	137,000	122,207
JPMorgan Chase & Co. (4.600% to 2-1-25, then 3 month CME Term SOFR + 3.125%) (B)	4.600	02-01-25	357,000	331,118
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (B)	6.750	02-01-24	277,000	276,668
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (B)	7.500	06-27-24	239,000	229,874
M&T Bank Corp. (3.500% to 9-1-26, then 5 Year CMT + 2.679%) (B)	3.500	09-01-26	377,000	247,878
The Bank of Nova Scotia (8.625% to 10-27-27, then 5 Year CMT + 4.389%)	8.625	10-27-82	246,000	252,285
The PNC Financial Services Group, Inc. (6.000% to 5-15-27, then 5 Year CMT + 3.000%) (B)	6.000	05-15-27	380,000	352,450
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (B)	6.200	09-15-27	362,000	340,898
The PNC Financial Services Group, Inc. (6.250% to 3-15-30, then 7 Year CMT + 2.808%) (B)	6.250	03-15-30	319,000	292,364
The Toronto-Dominion Bank (8.125% to 10-31-27, then 5 Year CMT + 4.075%)	8.125	10-31-82	380,000	387,041
U.S. Bancorp (3.700% to 1-15-27, then 5 Year CMT + 2.541%) (B)	3.700	01-15-27	108,000	83,160
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (B)	5.900	06-15-24	93,000	87,690
Capital markets 1.8%
The Charles Schwab Corp. (4.000% to 6-1-26, then 5 Year CMT + 3.168%) (B)	4.000	06-01-26	198,000	166,076
The Charles Schwab Corp. (4.000% to 12-1-30, then 10 Year CMT + 3.079%) (B)	4.000	12-01-30	154,000	118,388
The Charles Schwab Corp. (5.000% to 6-1-27, then 5 Year CMT + 3.256%) (B)	5.000	06-01-27	89,000	76,763
The Charles Schwab Corp. (5.375% to 6-1-25, then 5 Year CMT + 4.971%) (B)	5.375	06-01-25	78,000	74,246
Consumer finance 1.2%
American Express Company (3.550% to 9-15-26, then 5 Year CMT + 2.854%) (B)	3.550	09-15-26	155,000	130,228
Discover Financial Services (6.125% to 6-23-25, then 5 Year CMT + 5.783%) (B)	6.125	06-23-25	183,000	173,243
Financial services 0.6%
Enstar Finance LLC (5.750% to 9-1-25, then 5 Year CMT + 5.468%)	5.750	09-01-40	172,000	143,594
Insurance 3.3%
Markel Corp. (6.000% to 6-1-25, then 5 Year CMT + 5.662%) (B)	6.000	06-01-25	183,000	177,808
MetLife, Inc. (5.875% to 3-15-28, then 3 month LIBOR + 2.959%) (B)	5.875	03-15-28	312,000	289,520
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (B)(C)	6.500	11-13-26	264,000	153,698
SBL Holdings, Inc. (7.000% to 5-13-25, then 5 Year CMT + 5.580%) (B)(C)	7.000	05-13-25	326,000	210,270
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ETFS	27

	Rate (%)	Maturity date	Par value^	Value
Utilities 7.5%				$1,868,081
Electric utilities 3.7%
Edison International (5.000% to 12-15-26, then 5 Year CMT + 3.901%) (B)	5.000	12-15-26	130,000	111,126
Edison International (5.375% to 3-15-26, then 5 Year CMT + 4.698%) (B)	5.375	03-15-26	371,000	330,385
NextEra Energy Capital Holdings, Inc. (5.650% to 5-1-29, then 3 month LIBOR + 3.156%)	5.650	05-01-79	249,000	224,849
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (B)(C)	10.250	03-15-28	264,000	259,004
Independent power and renewable electricity producers 1.8%
Vistra Corp. (7.000% to 12-15-26, then 5 Year CMT + 5.740%) (B)(C)	7.000	12-15-26	132,000	118,381
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (B)(C)	8.000	10-15-26	359,000	338,358
Multi-utilities 2.0%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (B)	6.125	09-01-23	237,000	225,743
Dominion Energy, Inc. (4.350% to 1-15-27, then 5 Year CMT + 3.195%) (B)	4.350	01-15-27	100,000	84,000

Dominion Energy, Inc. (5.750% to 10-1-24, then 3 month LIBOR + 3.057%)	5.750	10-01-54	186,000	176,235
Capital preferred securities 0.7%				$172,991
(Cost $181,445)
Financials 0.7%				172,991
Insurance 0.7%
MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month LIBOR + 3.960%) (C)	7.875	12-15-37	164,000	172,991

	Yield (%)	Shares	Value
Short-term investments 1.6%			$411,966
(Cost $411,962)
Short-term funds 1.6%			411,966
John Hancock Collateral Trust (D)	4.9058(E)	41,209	411,966
Total investments (Cost $26,352,731) 99.1%			$24,600,440
Other assets and liabilities, net 0.9%			219,644
Total net assets 100.0%			$24,820,084

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(E)	The rate shown is the annualized seven-day yield as of 4-30-23.
U.S. HIGH DIVIDEND ETF

As of 4-30-23
	Shares	Value
Common stocks 99.3%		$6,589,256
(Cost $6,153,829)
Communication services 6.3%		419,792
Diversified telecommunication services 3.7%
AT&T, Inc.	6,620	116,975
Verizon Communications, Inc.	3,322	128,993
Media 2.6%
Comcast Corp., Class A	581	24,036
Omnicom Group, Inc.	491	44,470
Paramount Global, Class B	1,099	25,640
The Interpublic Group of Companies, Inc.	2,230	79,678
28	JOHN HANCOCK ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary 7.8%		$516,620
Automobiles 0.9%
Ford Motor Company	5,259	62,477
Hotels, restaurants and leisure 1.7%
Starbucks Corp.	1,000	114,290
Household durables 1.2%
Garmin, Ltd.	218	21,401
Whirlpool Corp.	426	59,465
Leisure products 0.4%
Hasbro, Inc.	410	24,280
Specialty retail 1.9%
Best Buy Company, Inc.	968	72,135
The Home Depot, Inc.	178	53,496
Textiles, apparel and luxury goods 1.7%
NIKE, Inc., Class B	145	18,374
VF Corp.	3,858	90,702
Consumer staples 4.8%		317,767
Consumer staples distribution and retail 0.3%
Target Corp.	124	19,561
Food products 0.4%
Archer-Daniels-Midland Company	363	28,343
Tobacco 4.1%
Altria Group, Inc.	2,951	140,202
Philip Morris International, Inc.	1,297	129,661
Energy 5.3%		354,810
Oil, gas and consumable fuels 5.3%
Chevron Corp.	389	65,578
Exxon Mobil Corp.	1,121	132,659
Kinder Morgan, Inc.	2,089	35,826
ONEOK, Inc.	1,846	120,747
Financials 15.3%		1,015,397
Banks 0.6%
Huntington Bancshares, Inc.	1,408	15,770
Truist Financial Corp.	664	21,633
Capital markets 7.2%
BlackRock, Inc.	177	118,802
CME Group, Inc.	519	96,415
Franklin Resources, Inc.	653	17,553
T. Rowe Price Group, Inc.	1,137	127,719
The Carlyle Group, Inc.	3,170	96,146
The Charles Schwab Corp.	399	20,844
Consumer finance 0.7%
Ally Financial, Inc.	1,126	29,704
American Express Company	121	19,522
Financial services 1.7%
Fidelity National Information Services, Inc.	339	19,906
The Western Union Company	8,813	96,326
Insurance 3.0%
Fidelity National Financial, Inc.	1,346	47,770
Principal Financial Group, Inc.	438	32,714
Prudential Financial, Inc.	1,359	118,233
Mortgage real estate investment trusts 2.1%
Starwood Property Trust, Inc.	7,621	136,340
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ETFS	29

	Shares	Value
Health care 11.1%		$737,950
Biotechnology 4.6%
AbbVie, Inc.	811	122,558
Amgen, Inc.	205	49,147
Gilead Sciences, Inc.	1,586	130,385
Health care equipment and supplies 1.1%
Abbott Laboratories	678	74,899
Health care providers and services 0.6%
UnitedHealth Group, Inc.	86	42,320
Life sciences tools and services 0.7%
Danaher Corp.	121	28,666
Thermo Fisher Scientific, Inc.	28	15,537
Pharmaceuticals 4.1%
Eli Lilly & Company	216	85,506
Merck & Company, Inc.	742	85,679
Pfizer, Inc.	2,655	103,253
Industrials 8.4%		555,589
Air freight and logistics 1.9%
United Parcel Service, Inc., Class B	696	125,148
Electrical equipment 1.2%
Rockwell Automation, Inc.	283	80,205
Ground transportation 0.8%
Old Dominion Freight Line, Inc.	73	23,388
Union Pacific Corp.	145	28,377
Industrial conglomerates 1.6%
3M Company	1,018	108,132
Machinery 0.4%
Caterpillar, Inc.	114	24,943
Professional services 2.2%
Automatic Data Processing, Inc.	218	47,960
Paychex, Inc.	917	100,742
Trading companies and distributors 0.3%
W.W. Grainger, Inc.	24	16,694
Information technology 30.7%		2,034,510
Communications equipment 1.8%
Cisco Systems, Inc.	2,542	120,110
IT services 2.3%
Accenture PLC, Class A	122	34,195
IBM Corp.	945	119,457
Semiconductors and semiconductor equipment 10.1%
Broadcom, Inc.	208	130,312
Intel Corp.	2,951	91,658
KLA Corp.	178	68,804
Lam Research Corp.	73	38,258
Monolithic Power Systems, Inc.	180	83,155
NVIDIA Corp.	486	134,860
NXP Semiconductors NV	121	19,813
Qualcomm, Inc.	506	59,101
Texas Instruments, Inc.	266	44,475
Software 9.4%
Gen Digital, Inc.	877	15,497
Intuit, Inc.	294	130,521
Microsoft Corp.	1,276	392,064
Oracle Corp.	895	84,774
30	JOHN HANCOCK ETFS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 7.1%
Apple, Inc.	2,500	$424,198
HP, Inc.	1,456	43,258
Materials 3.1%		204,619
Chemicals 2.0%
LyondellBasell Industries NV, Class A	1,386	131,129
Containers and packaging 1.1%
International Paper Company	1,329	44,003
Packaging Corp. of America	218	29,487
Real estate 3.4%		229,103
Specialized REITs 3.4%
Gaming and Leisure Properties, Inc.	2,327	121,004
Public Storage	297	87,565
VICI Properties, Inc.	605	20,534
Utilities 3.1%		203,099
Electric utilities 3.1%
Evergy, Inc.	455	28,260
Exelon Corp.	1,088	46,175
NextEra Energy, Inc.	653	50,039
The Southern Company	1,069	78,625

	Yield (%)	Shares	Value
Short-term investments 0.3%			$18,765
(Cost $18,764)
Short-term funds 0.3%			18,765
John Hancock Collateral Trust (A)	4.9058(B)	1,877	18,765

Total investments (Cost $6,172,593) 99.6%	$6,608,021
Other assets and liabilities, net 0.4%	24,690
Total net assets 100.0%	$6,632,711

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(B)	The rate shown is the annualized seven-day yield as of 4-30-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ETFS	31

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 4-30-23

	Corporate Bond ETF	International High Dividend ETF	Mortgage-Backed Securities ETF	Preferred Income ETF	U.S. High Dividend ETF
Assets
Unaffiliated investments, at value	$23,978,127	$6,114,195	$26,392,535	$24,188,474	$6,589,256
Affiliated investments, at value	55,879	94,864	291,462	411,966	18,765
Total investments, at value	24,034,006	6,209,059	26,683,997	24,600,440	6,608,021
Receivable for futures variation margin	—	—	10,018	—	—
Cash	—	—	—	16,175	33
Foreign currency, at value	—	69	—	—	—
Collateral held at broker for futures contracts	—	—	50,000	40,000	29,994
Dividends and interest receivable	281,232	58,712	105,309	150,855	10,374
Receivable for fund shares sold	—	—	—	1,053,996	—
Receivable for investments sold	—	—	—	83,327	—
Receivable from affiliates	1,531	7,207	10,735	7,646	3,162
Other assets	5,541	6,579	4,888	7,044	6,404
Total assets	24,322,310	6,281,626	26,864,947	25,959,483	6,657,988
Liabilities
Payable for investments purchased	—	—	100,000	1,096,367	—
Payable to affiliates
Accounting and legal services fees	1,344	370	1,572	1,310	413
Other liabilities and accrued expenses	43,963	23,520	42,294	41,722	24,864
Total liabilities	45,307	23,890	143,866	1,139,399	25,277
Net assets	$24,277,003	$6,257,736	$26,721,081	$24,820,084	$6,632,711
Net assets consist of
Paid-in capital	$27,520,776	$5,856,748	$29,929,250	$28,020,461	$6,290,043
Total distributable earnings (loss)	(3,243,773)	400,988	(3,208,169)	(3,200,377)	342,668
Net assets	$24,277,003	$6,257,736	$26,721,081	$24,820,084	$6,632,711
Unaffiliated investments, at cost	$26,149,883	$5,792,412	$29,193,485	$25,940,769	$6,153,829
Affiliated investments, at cost	$55,873	$94,864	$291,447	$411,962	$18,764
Foreign currency, at cost	—	$69	—	—	—
Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value.
Net assets	$24,277,003	$6,257,736	$26,721,081	$24,820,084	$6,632,711
Shares outstanding	1,150,000	230,000	1,225,000	1,175,000	240,000
Net asset value per share	$21.11	$27.21	$21.81	$21.12	$27.64
32	JOHN HANCOCK ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 4-30-23

	Corporate Bond ETF	International High Dividend ETF[1]	Mortgage-Backed Securities ETF	Preferred Income ETF	U.S. High Dividend ETF[2]
Investment income
Interest	$711,808	—	$1,037,167	$487,061	—
Dividends from affiliated investments	3,727	$776	9,285	11,243	$1,398
Dividends from unaffiliated investments	—	152,654	—	780,117	116,197
Less foreign taxes withheld	—	(14,976)	—	(2,632)	(32)
Total investment income	715,535	138,454	1,046,452	1,275,789	117,563
Expenses
Investment management fees	45,961	8,100	83,856	96,844	10,364
Accounting and legal services fees	3,598	391	4,458	3,658	681
Transfer agent fees	10,000	833	10,000	9,583	2,917
Trustees’ fees	506	42	676	552	62
Custodian fees	46,994	8,526	45,304	40,490	14,329
Printing and postage	20,366	4,653	20,257	20,154	8,727
Professional fees	28,504	17,587	39,159	78,392	17,463
Stock exchange listing fees	20,657	3,215	24,824	17,986	5,548
Other	11,833	2,159	11,527	38,054	2,656
Total expenses	188,419	45,506	240,061	305,713	62,747
Less expense reductions	(132,750)	(35,823)	(143,889)	(198,615)	(50,459)
Net expenses	55,669	9,683	96,172	107,098	12,288
Net investment income	659,866	128,771	950,280	1,168,691	105,275
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(889,670)	(18,794)	(240,992)	(1,443,966)	(95,928)
Affiliated investments	6	(20)	141	(13)	(63)
Futures contracts	—	1,461	(29,765)	163,081	(9,214)
Redemptions in kind	—	44,318	—	(139,139)	149,267
	(889,664)	26,965	(270,616)	(1,420,037)	44,062
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	394,691	321,439	(755,748)	(741,809)	435,427
Affiliated investments	6	—	15	4	1
Futures	—	—	51,863	(86,978)	—
	394,697	321,439	(703,870)	(828,783)	435,428
Net realized and unrealized gain (loss)	(494,967)	348,404	(974,486)	(2,248,820)	479,490
Increase (decrease) in net assets from operations	$164,899	$477,175	$(24,206)	$(1,080,129)	$584,765

[1]	Period from 12-20-22 (commencement of operations) to 4-30-23.
[2]	Period from 9-27-22 (commencement of operations) to 4-30-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK ETFS	33

STATEMENTS OF CHANGES IN NET ASSETS

	Corporate Bond ETF		International High Dividend ETF	Mortgage-Backed Securities ETF
	Year ended 4-30-23	Year ended 4-30-22	Period ended 4-30-23[1]	Year ended 4-30-23	Period ended 4-30-22[2]
Increase (decrease) in net assets
From operations
Net investment income	$659,866	$483,655	$128,771	$950,280	$327,241
Net realized gain (loss)	(889,664)	51,177	26,965	(270,616)	(71,609)
Change in net unrealized appreciation (depreciation)	394,697	(2,747,007)	321,439	(703,870)	(2,045,202)
Increase (decrease) in net assets resulting from operations	164,899	(2,212,175)	477,175	(24,206)	(1,789,570)
Distributions to shareholders
From earnings	(745,320)	(640,804)	(32,005)	(1,045,754)	(351,819)
From fund share transactions
Shares issued	6,317,023	1,207,092	6,331,932	2,745,725	27,186,705
Shares repurchased	—	—	(519,366)	—	—
Total from fund share transactions	6,317,023	1,207,092	5,812,566	2,745,725	27,186,705
Total increase (decrease)	5,736,602	(1,645,887)	6,257,736	1,675,765	25,045,316
Net assets
Beginning of year	18,540,401	20,186,288	—	25,045,316	—
End of year	$24,277,003	$18,540,401	$6,257,736	$26,721,081	$25,045,316
Share activity
Shares outstanding
Beginning of year	850,000	800,000	—	1,100,000	—
Shares issued	300,000	50,000	250,000	125,000	1,100,000
Shares repurchased	—	—	(20,000)	—	—
End of year	1,150,000	850,000	230,000	1,225,000	1,100,000

[1]	Period from 12-20-22 (commencement of operations) to 4-30-23.
[2]	Period from 8-18-21 (commencement of operations) to 4-30-22.
34	JOHN HANCOCK ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Preferred Income ETF		U.S. High Dividend ETF
	Year ended 4-30-23	Period ended 4-30-22[3]	Period ended 4-30-23[4]
Increase (decrease) in net assets
From operations
Net investment income	$1,168,691	$263,561	$105,275
Net realized gain (loss)	(1,420,037)	(131,610)	44,062
Change in net unrealized appreciation (depreciation)	(828,783)	(923,508)	435,428
Increase (decrease) in net assets resulting from operations	(1,080,129)	(791,557)	584,765
Distributions to shareholders
From earnings	(1,204,301)	(265,880)	(93,368)
From fund share transactions
Shares issued	21,727,785	15,632,590	7,241,376
Shares repurchased	(9,198,424)	—	(1,100,062)
Total from fund share transactions	12,529,361	15,632,590	6,141,314
Total increase	10,244,931	14,575,153	6,632,711
Net assets
Beginning of year	14,575,153	—	—
End of year	$24,820,084	$14,575,153	$6,632,711
Share activity
Shares outstanding
Beginning of year	625,000	—	—
Shares issued	975,000	625,000	280,000
Shares repurchased	(425,000)	—	(40,000)
End of year	1,175,000	625,000	240,000

[3]	Period from 12-14-21 (commencement of operations) to 4-30-22.
[4]	Period from 9-27-22 (commencement of operations) to 4-30-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK ETFS	35

Financial Highlights
CORPORATE BOND ETF

Period ended	4-30-23	4-30-22	4-30-21[1]
Per share operating performance
Net asset value, beginning of period	$21.81	$25.23	$25.00
Net investment income[2]	0.72	0.60	0.05
Net realized and unrealized gain (loss) on investments	(0.62)	(3.23)	0.22
Total from investment operations	0.10	(2.63)	0.27
Less distributions
From net investment income	(0.80)	(0.79)	(0.04)
Net asset value, end of period	$21.11	$21.81	$25.23
Total return (%)[3]	0.57	(10.77)	1.10[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$24	$19	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	0.94	0.72[5]
Expenses including reductions	0.29	0.29	0.29[5]
Net investment income	3.45	2.39	2.27[6]
Portfolio turnover (%)	37[7]	36	—[8]

[1]	Period from 3-30-21 (commencement of operations) to 4-30-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
[8]	Portfolio turnover for the period is 0% due to no sales activity.
INTERNATIONAL HIGH DIVIDEND ETF

Period ended	4-30-23[1]
Per share operating performance
Net asset value, beginning of period	$24.91
Net investment income[2]	0.59[3]
Net realized and unrealized gain (loss) on investments	1.85
Total from investment operations	2.44
Less distributions
From net investment income	(0.14)
Net asset value, end of period	$27.21
Total return (%)[4]	9.79[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65[6]
Expenses including reductions	0.46[6]
Net investment income	6.11[3,7]
Portfolio turnover (%)	5[8]

[1]	Period from 12-20-22 (commencement of operations) to 4-30-23.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.81%, respectively.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Annualized. Certain expenses are presented unannualized.
[7]	Annualized.
[8]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
36	JOHN HANCOCK ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

MORTGAGE-BACKED SECURITIES ETF

Period ended	4-30-23	4-30-22[1]
Per share operating performance
Net asset value, beginning of period	$22.77	$25.00
Net investment income[2]	0.84	0.38
Net realized and unrealized gain (loss) on investments	(0.88)	(2.22)
Total from investment operations	(0.04)	(1.84)
Less distributions
From net investment income	(0.92)	(0.39)
Net asset value, end of period	$21.81	$22.77
Total return (%)[3]	(0.03)	(7.43)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$27	$25
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.93[5]
Expenses including reductions	0.39	0.39[5]
Net investment income	3.85	2.20[6]
Portfolio turnover (%)	20	33

[1]	Period from 8-18-21 (commencement of operations) to 4-30-22.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
PREFERRED INCOME ETF

Period ended	4-30-23	4-30-22[1]
Per share operating performance
Net asset value, beginning of period	$23.32	$25.00
Net investment income[2]	1.32	0.43
Net realized and unrealized gain (loss) on investments	(2.19)	(1.68)
Total from investment operations	(0.87)	(1.25)
Less distributions
From net investment income	(1.33)	(0.43)
Net asset value, end of period	$21.12	$23.32
Total return (%)[3]	(3.81)	(5.05)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$25	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.15[5]
Expenses including reductions	0.54	0.54[5]
Net investment income	5.93	4.57[6]
Portfolio turnover (%)	47[7]	15

[1]	Period from 12-14-21 (commencement of operations) to 4-30-22.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL | JOHN HANCOCK ETFS	37

U.S. HIGH DIVIDEND ETF

Period ended	4-30-23[1]
Per share operating performance
Net asset value, beginning of period	$24.95
Net investment income[2]	0.49
Net realized and unrealized gain (loss) on investments	2.61
Total from investment operations	3.10
Less distributions
From net investment income	(0.41)
Net asset value, end of period	$27.64
Total return (%)[3]	12.45[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.56[5]
Expenses including reductions	0.34[5]
Net investment income	3.01[6]
Portfolio turnover (%)	15[7]

[1]	Period from 9-27-22 (commencement of operations) to 4-30-23.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
[7]	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.
38	JOHN HANCOCK ETFS | ANNUAL	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Exchange-Traded Fund Trust (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, five of which are presented in this report (the funds).
The investment objective of Corporate Bond ETF is to seek a high level of current income consistent with prudent investment risk.
The investment objective of Mortgage-Backed Securities ETF is to seek a high level of current income while seeking to outperform the benchmark over a market cycle.
The investment objective of Preferred Income ETF is to seek a high level of current income, consistent with preservation of capital.
The investment objective of International High Dividend ETF and U.S. High Dividend ETF is to seek a high level of current income. Long-term growth of capital is a secondary objective.
U.S. High Dividend ETF commenced operations on September 27, 2022.
International High Dividend ETF commenced operations on December 20, 2022.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the funds use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor valued at London close.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor may use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
ANNUAL REPORT | JOHN HANCOCK ETFS	39

The following is a summary of the values by input classification of the funds’ investments as of April 30, 2023, by major security category or type:
	Total value at 4-30-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate Bond ETF
Investments in securities:
Assets
Corporate bonds	$23,978,127	—	$23,978,127	—
Short-term investments	55,879	$55,879	—	—
Total investments in securities	$24,034,006	$55,879	$23,978,127	—

International High Dividend ETF
Investments in securities:
Assets
Common stocks	$5,992,535	$5,992,535	—	—
Preferred securities	121,660	121,660	—	—
Short-term investments	94,864	94,864	—	—
Total investments in securities	$6,209,059	$6,209,059	—	—

Mortgage-Backed Securities ETF
Investments in securities:
Assets
U.S. Government and Agency obligations	$12,511,500	—	$12,511,500	—
Collateralized mortgage obligations	9,487,779	—	9,487,779	—
Asset backed securities	4,393,256	—	4,393,256	—
Short-term investments	291,462	$291,462	—	—
Total investments in securities	$26,683,997	$291,462	$26,392,535	—
Derivatives:
Assets
Futures	$51,863	$51,863	—	—

Preferred Income ETF
Investments in securities:
Assets
Preferred securities
Communication services	$925,726	$925,726	—	—
Consumer discretionary	151,531	151,531	—	—
Energy	198,854	198,854	—	—
Financials	7,363,105	7,213,440	$149,665	—
Industrials	188,278	188,278	—	—
Real estate	247,833	247,833	—	—
Utilities	4,185,593	3,894,066	291,527	—
Common stocks	460,497	460,497	—	—
Corporate bonds	10,294,066	—	10,294,066	—
Capital preferred securities	172,991	—	172,991	—
Short-term investments	411,966	411,966	—	—
Total investments in securities	$24,600,440	$13,692,191	$10,908,249	—

U.S. High Dividend ETF
Investments in securities:
Assets
Common stocks	$6,589,256	$6,589,256	—	—
Short-term investments	18,765	18,765	—	—
Total investments in securities	$6,608,021	$6,608,021	—	—
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the
40	JOHN HANCOCK ETFS | ANNUAL REPORT

funds may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the funds may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Mortgage and asset backed securities. The funds may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the funds having to reinvest the proceeds in lower yielding securities, effectively reducing the funds’ income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the funds’ cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The funds are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds’ custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The funds and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the period ended April 30, 2023, the funds had no borrowings under the line of credit.
Commitment fees for the period ended April 30, 2023 were as follows:
Fund	Commitment fee
Corporate Bond ETF	$3,333
International High Dividend ETF	278
Mortgage-Backed Securities ETF	3,356
ANNUAL REPORT | JOHN HANCOCK ETFS	41

Fund	Commitment fee
Preferred Income ETF	$3,602
U.S. High Dividend ETF	278
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of April 30, 2023, certain funds have short-term and long-term capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforwards available as of April 30, 2023:
	No Expiration Date
Fund	Short Term	Long Term
Corporate Bond ETF	$162,457	$798,626
International High Dividend ETF	17,510	—
Mortgage-Backed Securities ETF	265,153	212,469
Preferred Income ETF	1,247,812	150,435
U.S. High Dividend ETF	102,022	3,773
Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of April 30, 2023, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on April 30, 2023, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Corporate Bond ETF	$26,355,343	$69,684	$(2,391,021)	$(2,321,337)
International High Dividend ETF	5,892,055	443,226	(126,222)	317,004
Mortgage-Backed Securities ETF	29,565,071	166,345	(2,995,556)	(2,829,211)
Preferred Income ETF	26,454,193	84,151	(1,937,904)	(1,853,753)
U.S. High Dividend ETF	6,172,846	611,030	(175,855)	435,175
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. International High Dividend ETF and U.S. High Dividend ETF generally declare and pay dividends from net investment income quarterly. All other funds generally declare and pay dividends from net investment income monthly. All funds generally declare and pay capital gain distributions, if any, annually.
The tax character of distributions for the period ended April 30, 2023 was as follows:
Fund	Ordinary Income
Corporate Bond ETF	$745,320
International High Dividend ETF	32,005
Mortgage-Backed Securities ETF	1,045,754
Preferred Income ETF	1,204,301
U.S. High Dividend ETF	93,368
The tax character of distributions for the period ended April 30, 2022 was as follows:
Fund	Ordinary Income
Corporate Bond ETF	$640,804
Mortgage-Backed Securities ETF	351,819
Preferred Income ETF	265,880
As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income
Corporate Bond ETF	$38,647
42	JOHN HANCOCK ETFS | ANNUAL REPORT

Fund	Undistributed Ordinary Income
International High Dividend ETF	$101,838
Mortgage-Backed Securities ETF	98,664
Preferred Income ETF	59,420
U.S. High Dividend ETF	13,288
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds’ financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to redemptions-in-kind, amortization and accretion on debt securities, investments in passive foreign investment companies, wash sale loss deferrals, contingent payment debt instruments and derivative transactions.
Note 3—Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the funds, if any, are identified in the Funds’ investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the period ended April 30, 2023. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
International High Dividend ETF	The fund used futures contracts to manage against changes in certain securities markets. At April 30, 2023, there were no open futures contracts.	Up to $506,000
Mortgage-Backed Securities ETF	The fund used futures contracts to manage against changes in interest rate.	Up to $1.1 million
Preferred Income ETF	The fund used futures contracts to manage against changes in interest rate. At April 30, 2023, there were no open futures contracts.	Up to $2.3 million
U.S. High Dividend ETF	The fund used futures contracts to manage against changes in certain securities markets. At April 30, 2023, there were no open futures contracts.	Up to $413,000
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the funds at April 30, 2023 by risk category:
Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Mortgage-Backed Securities ETF	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$51,863	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Funds’ investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
ANNUAL REPORT | JOHN HANCOCK ETFS	43

Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended April 30, 2023:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts
International High Dividend ETF	Equity	$1,461
Mortgage-Backed Securities ETF	Interest rate	$(29,765)
Preferred Income ETF	Interest rate	$163,081
U.S. High Dividend ETF	Equity	$(9,214)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the period ended April 30, 2023:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts
Mortgage-Backed Securities ETF	Interest rate	$51,863
Preferred Income ETF	Interest rate	$(86,978)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The funds have an investment management agreement with the Advisor under which each fund pays a monthly management fee to the Advisor equivalent on an annual basis as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The funds are not responsible for payment of the subadvisory fees.
Fund	Average daily net assets
Corporate Bond ETF	0.24%
International High Dividend ETF	0.39%
Mortgage-Backed Securities ETF	0.34%
Fund	Average daily net assets
Preferred Income ETF	0.49%
U.S. High Dividend ETF	0.29%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the funds (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of the funds. During the period ended April 30, 2023, this waiver amounted to 0.01% of the funds’ average daily net assets, on an annualized basis. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make a payment to Corporate Bond ETF, International High Dividend ETF, Mortgage-Backed Securities ETF, Preferred Income ETF and U.S. High Dividend ETF in an amount equal to the amount by which expenses of the funds exceed 0.29%, 0.46%, 0.39%, 0.54% and 0.34%, respectively, of average daily net assets. Expenses means all the expenses of the funds, excluding (a) taxes, (b) brokerage commissions,(c) interest expense,(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business,(e) borrowing costs,(f) prime brokerage fees,(g) acquired fund fees and expenses paid indirectly, and (h) short dividend expense. This agreement expires on August 31, 2023 for Corporate Bond ETF, Mortgage-Backed Securities ETF and Preferred Income ETF, and on August 31, 2024 for International High Dividend ETF and U.S. High Dividend ETF, unless renewed by mutual agreement of the funds and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amount to the following for the period ended April 30, 2023.
Fund	Expense reimbursement
Corporate Bond ETF	$132,750
International High Dividend ETF	35,823
Mortgage-Backed Securities ETF	143,889
Fund	Expense reimbursement
Preferred Income ETF	$198,615
U.S. High Dividend ETF	50,459

44	JOHN HANCOCK ETFS | ANNUAL REPORT

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended April 30, 2023, were equivalent to a net annual effective rate of the funds’ average daily net assets:
Fund	Net Annual Effective Rate
Corporate Bond ETF	0.00%
International High Dividend ETF	0.00%
Mortgage-Backed Securities ETF	0.00%
Fund	Net Annual Effective Rate
Preferred Income ETF	0.00%
U.S. High Dividend ETF	0.00%

Accounting and legal services.Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the period ended April 30, 2023, amounted to an annual rate of 0.02% of the funds’ average daily net assets.
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Capital share transactions
The funds will issue and redeem shares only in a large number of specified shares, each called a “creation unit,” or multiples thereof. The funds issue and redeem shares at NAV in creation units of 50,000, 10,000, 25,000, 25,000 and 10,000 shares for Corporate Bond ETF, International High Dividend ETF, Mortgage-Backed Securities ETF, Preferred Income ETF and U.S. High Dividend ETF, respectively.
Only authorized participants may engage in creation or redemption transactions directly with the funds. Such transactions generally take place when an authorized participant deposits into a fund a designated portfolio of securities and/or cash in exchange for a specified number of creation units. Similarly, shares can be redeemed only in creation units, generally for a designated portfolio of securities and/or cash. For purposes of US GAAP, in-kind redemption transactions are treated as a sale of securities and any resulting gains and losses are recognized based on the market value of the securities on the date of the transfer. Authorized participants pay a transaction fee to the custodian when purchasing and redeeming creation units of the funds. The transaction fee is used to defray the costs associated with the issuance and redemption of creation units. Individual shares of the funds may only be purchased and sold in secondary market transactions through brokers. Secondary market transactions may be subject to brokerage commissions. Shares of the funds are listed and traded on the NYSE Arca, Inc., trade at market prices rather than NAV, and may trade at a price greater than or less than NAV.
Authorized participants transacting in creation or redemption of units for cash may also pay an additional variable charge to compensate the relevant fund for the costs associated with purchasing or selling the applicable securities. For the period ended April 30, 2023, such variable charges were $373, $2,743 and $65,984 for International High Dividend ETF, Mortgage-Backed Securities ETF and Preferred Income ETF, respectively. These charges are included in shares issued or repurchased on the Statements of Changes in Net Assets.
Affiliates of Corporate Bond ETF, International High Dividend ETF, Mortgage-Backed Securities ETF, Preferred Income ETF and U.S. High Dividend ETF owned 61%, 83%, 56%, 36% and 79%, respectively, of shares of the fund on April 30, 2023. Such concentration of shareholders’ capital could have a material effect on a fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, are aggregated below for the period ended April 30, 2023. In addition, purchases and sales of in-kind transactions are aggregated below for the period ended April 30, 2023:
	Purchases			Sales and maturities
Fund	U.S. Treasury	In-kind transactions	Non in-kind transactions	U.S. Treasury	In-kind transactions	Non in-kind transactions
Corporate Bond ETF	—	$6,294,243	$7,040,005	—	—	$7,108,849
International High Dividend ETF	—	5,604,089	887,897	—	$457,856	267,081
Mortgage-Backed Securities ETF	$811,920	—	7,221,815	$437,794	—	4,558,491
Preferred Income ETF	—	8,867,788	18,746,697	—	5,987,054	9,164,867
U.S. High Dividend ETF	—	6,047,548	1,908,831	—	953,701	898,799
Note 8—Industry or sector risk
The funds may invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
ANNUAL REPORT | JOHN HANCOCK ETFS	45

Note 9—Investment in affiliated underlying funds
The funds may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Corporate Bond ETF
John Hancock Collateral Trust	5,590	—	$1,006,145	$(950,278)	$6	$6	$3,727	—	$55,879
International High Dividend ETF
John Hancock Collateral Trust	9,489	—	$631,462	$(536,578)	$(20)	—	$776	—	$94,864
Mortgage-Backed Securities ETF
John Hancock Collateral Trust	29,155	—	$6,356,690	$(6,065,384)	$141	$15	$9,285	—	$291,462
Preferred Income ETF
John Hancock Collateral Trust	41,209	—	$9,502,015	$(9,090,040)	$(13)	$4	$11,243	—	$411,966
U.S. High Dividend ETF
John Hancock Collateral Trust	1,877	—	$1,384,119	$(1,365,292)	$(63)	$1	$1,398	—	$18,765
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. Uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management expects that the adoption of the guidance will not have a material impact to the financial statements.
46	JOHN HANCOCK ETFS | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Exchange-Traded Fund Trust and Shareholders of Corporate Bond ETF, International High Dividend ETF, Mortgage-Backed Securities ETF, Preferred Income ETF, and U.S. High Dividend ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the funds’ investments, of each of the funds listed in the table below (five of the funds constituting John Hancock Exchange-Traded Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statements of changes in net assets	Financial Highlights
Corporate Bond ETF	For the year ended April 30, 2023	For each of the two years in the period ended April 30, 2023	For each of the two years in the period ended April 30, 2023 and for the period March 30, 2021 (commencement of operations) through April 30, 2021
International High Dividend ETF	For the period December 20, 2022 (commencement of operations) through April 30, 2023	For the period December 20, 2022 (commencement of operations) through April 30, 2023	For the period December 20, 2022 (commencement of operations) through April 30, 2023
Mortgage-Backed Securities ETF	For the year ended April 30, 2023	For the year ended April 30, 2023 and for the period August 18, 2021 (commencement of operations) through April 30, 2022	For the year ended April 30, 2023 and for the period August 18, 2021 (commencement of operations) through April 30, 2022
Preferred Income ETF	For the year ended April 30, 2023	For the year ended April 30, 2023 and for the period December 14, 2021 (commencement of operations) through April 30, 2022	For the year ended April 30, 2023 and for the period December 14, 2021 (commencement of operations) through April 30, 2022
U.S. High Dividend ETF	For the period September 27, 2022 (commencement of operations) through April 30, 2023	For the period September 27, 2022 (commencement of operations) through April 30, 2023	For the period September 27, 2022 (commencement of operations) through April 30, 2023
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts June 5, 2023
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ETFS	47

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended April 30, 2023.
Each fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Fund	Foreign sourced income	Foreign tax credit
International High Dividend ETF	$153,740	$14,976
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
48	JOHN HANCOCK ETFS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At videoconference1 meetings held on December 13-15, 2022, the Board of Trustees (the Board) of John Hancock Exchange-Traded Fund Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reviewed and approved the establishment of John Hancock International High Dividend ETF (the New Fund). The Independent Trustees also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees.
At the December 13-15, 2022 meeting, the Board considered and approved with respect to the New Fund:
(a)an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)an amendment to the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor) (the Subadvisory Agreement).
In considering the amendments to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a group of comparable exchange-traded funds, and other information regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services in connection with its proposed relationship to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to other John Hancock Funds, including other exchange-traded funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisor with respect to the other Funds that it manages. The information received and considered by the Board in connection with the December meetings and throughout the year (with respect to other Funds) was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor and or its affiliates, including administrative services. The Board also took into account information with respect to the New Fund presented at its September 20-22, 2022 meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on relevant background information obtained in connection with its consideration of the advisory and subadvisory arrangements for other Funds in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers, including the New Fund’s distributor. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund, including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, portions of the Board’s December 13-15, 2022 meeting were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK ETFS	49

In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, including with the Subadvisor, the Advisor’s oversight and monitoring of the subadvisors’ investment performance and compliance programs, such as the subadvisors’ compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications, and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund’s proposed investment strategy and processes, as well as the experience of the portfolio management team at the Subadvisor in managing other systematic exchange-traded funds. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated management fees and net total expenses as compared to similarly situated exchange-traded funds deemed to be comparable to the New Fund in light of the nature, extent, and quality of the investment management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)reviewed financial information of the Advisor;
(b)noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)noted that the New Fund’s Subadvisor is an affiliate of the Advisor;
(h)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
50	JOHN HANCOCK ETFS | ANNUAL REPORT

(i)noted that the subadvisory fee for the New Fund will be paid by Advisor; and
(j)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)the Board also took into account management’s discussion of the New Fund’s advisory fee structure;
(c)the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees; and
(d)the Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex); and
(2)the proposed subadvisory fee for the New Fund, including any breakpoints.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor with respect to the New Fund and took into account information presented throughout the past year with respect to Funds in the complex managed by the Advisor and subadvised by the Subadvisor. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board also considered the experience of the portfolio management team that would be responsible for managing the New Fund’s assets.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor.
Subadvisor performance. As noted above, the Board considered the New Fund’s investment strategies and processes. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds, including other exchange-traded funds, managed by the Subadvisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager, and currently subadvises other Funds, including other exchange-traded funds, in the complex and the Board is generally satisfied with the Subadvisor’s management of these Funds, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
ANNUAL REPORT | JOHN HANCOCK ETFS	51

(2)the Subadvisor provided performance information for a composite of comparable accounts over various time periods;
(3)the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)that the subadvisory fees will be paid by the Advisor not the New Fund.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and the Subadvisory Agreement.
52	JOHN HANCOCK ETFS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Corporate Bond ETF, John Hancock International High Dividend ETF, John Hancock Mortgage-Backed Securities ETF, John Hancock Preferred Income ETF, and John Hancock U.S. High Dividend ETF, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly in person meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions and assess liquidity risks; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing Russian invasion of Ukraine and related U.S. imposed sanctions on the Russian government, companies and oligarchs, and other amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications. In addition, the Committee monitors macro events and assesses their potential impact on liquidity brought on by fear of contagion (e.g. regional banking crisis).
The Committee provided the Board at a meeting held on March 28-30, 2023 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2022 through December 31, 2022, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination and daily monitoring; (5) Daily compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
The report provided an update on Committee activities over the previous year. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2022 and key initiatives for 2023.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not experience any breaches of the 15% limit on illiquid investments, or any applicable HLIM, that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the annual review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK ETFS	53

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2015	186
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	183
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022). Board Member, Mutual of Omaha Investor Services, Inc. (since 2022). Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
William H. Cunningham,[2] Born: 1944	2015	184
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	183
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Grace K. Fey, Born: 1946	2015	186
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	183
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Deborah C. Jackson, Born: 1952	2015	185
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Patricia Lizarraga,2,* Born: 1966	2022	183
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
54	JOHN HANCOCK ETFS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2015	183
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	183
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2015	183
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	184
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison,^ Born: 1963	2018	183
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013 and since 2017). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	183
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

ANNUAL REPORT | JOHN HANCOCK ETFS	55

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2015
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2015
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-6020.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
^	Ms. Harrison is retiring effective May 1, 2023.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
56	JOHN HANCOCK ETFS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†,#
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
The Investment Team at Manulife IM (US)
Principal distributor
Foreside Fund Services, LLC
Custodian
State Street Bank and Trust Company
Transfer agent
State Street Bank and Trust Company
Legal counsel
Dechert LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
#Ms. Harrison is retiring effective May 1, 2023.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The funds’ proxy voting policies and procedures, as well as the funds’ proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the funds’ holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The funds’ Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your funds’, as well as monthly portfolio holdings, and other funds’ details available on our website at jhinvestments.com/etf or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:
jhinvestments.com/etf	John Hancock Investment Management 200 Berkeley Street Boston, MA 02116
ANNUAL REPORT | JOHN HANCOCK ETFS	57

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John Hancock family of funds
U.S. EQUITY FUNDS

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INTERNATIONAL EQUITY FUNDS

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ALTERNATIVE FUNDS

Alternative Asset Allocation
Diversified Macro
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Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock International High Dividend ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Lifestyle Blend Portfolios
Lifetime Blend Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Preservation Blend Portfolios
ENVIRONMENTAL, SOCIAL, AND
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ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

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“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
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JHAN-20180615-0136	ETF2A 4/2023
6/2023

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

These fees represent aggregate fees billed for the last two fiscal years (the "Reporting Periods") for professional services rendered by the principal accountant for the audits of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

2023: $259,490

2022: $358,678

(b) AUDIT RELATED FEES:

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item. The nature of the services provided was related to a software licensing fee and internal control reviews.

2023: $95

2022: $3,613

(c) TAX FEES:

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements.

2023: $26,132

2022: $35,766

(d) ALL OTHER FEES:

These fees represent other fees for John Hancock Exchange-Traded Fund Trust billed to the registrant or to control affiliates. The nature of the services comprising all other fees is advisory services provided to the investment manager.

2023: $966

2022: $5,293

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre- approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)According to the registrant's principal accountant, for the fiscal period ended April 30, 2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,425,826 for the fiscal year ended April 30, 2023 and $1,174,814 for the fiscal year ended April 30, 2022.

(h)The Registrant's audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant's investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PwC's independence.

(i)Not Applicable

(j)Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Frances G. Rathke – Chairperson

Peter S. Burgess - retired as of December 31, 2022

William H. Cunningham

Patricia Lizarraga, effective September 20,2022

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Included with Item 1.

(b)Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within

90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Exchange-Traded Fund Trust

/s/ Andrew Arnott

_______________________

Andrew Arnott

President

Date: June 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

_______________________

Andrew Arnott

President

Date: June 5, 2023

/s/ Charles A. Rizzo

_______________________

Charles A. Rizzo

Chief Financial Officer

Date: June 5, 2023